                          AMERICAN PERFORMANCE FUNDS
                    The Right Fit For Your Investment Goals




                                MIDYEAR REPORT

                               February 28, 2001

LETTER FROM THE CHAIRMAN AND INVESTMENT ADVISER
--------------------------------------------------------------------------------
Dear Shareholders:

Due to the slowing economy, the last several months have been trying ones for all but the most conservative of investors. Nonetheless, we are pleased to present this report for the six months ended February 28, 2001. Despite the extraordinarily difficult environment of the period, the American Performance Short-Term Income Fund was ranked the #3 fund among 108 short-term investment grade debt funds category by Lipper Analytical Services for the one-year period ended February 28, 2001./1/

Turning to the markets. . .

A majority of those who jumped on the technology rocket last year came swiftly back to earth during the six months just ended. The slowing economy, increasing energy prices, earnings warnings and analysts' downgrades burst the Internet bubble. After the manic phase from March of 1999 to March of 2000 when the S&P technology sector skyrocketed 122%, and communication sectors rose 88%, the groups took a nosedive. From March of 2000 to March of 2001, the technology sector plummeted 130%, and the communications sector fell by 90%.

Until the beginning of March, the remainder of the market weathered the tech storm quite well. Over the course of the period, monies moved out of riskier issues in most sectors into securities perceived to be safer havens, but the flow was not dramatic. In the final weeks of the period, the technology sector's problems spilled over into the rest of the market. Unnerved by bad news, investors began fleeing en masse.

Given the performance of the equity market over the past year, investors' concerns are not unfounded. As of February 28, 2001, the S&P 500 Stock Index/2/ produced a -8.19% return, and most alarming was the Nasdaq Composite Index,/3/ which produced -60.59% return. In mid-March The Wall Street Journal published an article, which asked plaintively: "Can anything stop the bear market from mauling Wall Street?" For those not reading the papers, CNBC and CNNfn were more than happy to recite hourly the litany of woe: "Dreadful earnings news. Margin calls. Turmoil in the Japanese economy. Still high valuations on many stocks." By the end of the period, these events and the commentary on them in the press and on the air had created a wall of worry around the markets.

The arithmetic of slower growth

As we go to press in late March, the markets appear to be in the process of finding a bottom. We do not profess to guess the month, day, or hour the market will bottom. We do believe many of the necessary ingredients are present: fear, "the sky is falling" press accounts, reduced price-to-earnings ratios, credit market spreads starting to narrow, selling of equity positions, buying of money market funds, and significant Federal Reserve easing. About the only thing we lack is the cover of Sports Illustrated to proclaim the death of the equity market.

We believe the Federal Reserve Board (the "Fed") needs to step in and manage the situation--and there is every reason to believe that they will, and that they will do so aggressively, to keep the economy on an even keel. From January through March, just ninety days, they eased short-term rates three times. As a result, in the coming months, we expect to see short-term rates move lower, and long term rates to remain stable. Inflation should decline. We anticipate that the economy will respond slowly to the Fed and tax cuts and begin to turn up late this year. The equity market will turn sooner, possibly summer. We expect the market will make back this deficit between now and year end and end the year flat. Very simply, we are neither alarmists predicting doom, nor are we ready for the party hats and the noisemakers.
--------------------------------------------------------------------------------
Past performance is not predictive of future results. The investment return and NAV will fluctuate, so that the investor's shares, when redeemed, may be worth more or less than the original cost.

/1/The American Performance Short-Term Income Fund ranked 3 out of 108 and 5 out of 70 funds in the short investment grade debt funds category, for the one- and five-year periods, respectively as reported by Lipper, Inc. The Fund was not ranked for the 10-year period. Lipper rankings are based on total return and do not include the effect of a sales charge. All rankings are as of 2/28/01.

/2/The S&P 500 Stock Index is an unmanaged index that consists of 500 stocks chosen for market size, liquidity and industry group representation and is one of the most widely used benchmarks of U.S. equity performance.

/3/Nasdaq Composite Index is a market capitalization price-only index that ranks the performance of domestic common stocks traded on the regular NASDAQ market, as well as National Market System traded foreign common stocks and ADR's.

Investors cannot invest directly in an index, although they can invest in its underlying securities.

For more complete information on any of the Funds, including fees, expenses and sales charges, please call 1-800-762-7085 for a prospectus. This material is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus, which contains more complete information on any of the Funds, including fees, expenses and sales charges.

The American Performance Funds are distributed by BISYS Fund Services, Limited Partnership.

Shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by, Bank of Oklahoma, N.A., any of its affiliates or the distributor. Shares are NOT FDIC INSURED, nor are they insured by any other government agency. An investment in the Funds involves investment risk, including possible loss of principal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

In closing . . .

We would like to thank you for your continued confidence in us. We look forward to providing you with superior investment management and service to meet your investment needs now and in the future. As always, if you would like to learn more about the American Performance Funds, please do not hesitate to contact us at 1-800-762-7085 for more information or a prospectus, which includes information on fees, expenses and sales charges. Or you can visit our website at http://www.apfunds.com. Please read the prospectus carefully before investing.

Sincerely,

/s/ Walter B. Grimm

Walter B. Grimm
Chairman
American Performance Funds

/s/ James L. Huntzinger

James L. Huntzinger
Chief Investment Officer
Bank of Oklahoma, N.A.

AMERICAN PERFORMANCE MONEY MARKET FUNDS
--------------------------------------------------------------------------------
The American Performance Money Market Funds

In the face of a slowing economy, the Fed lowered interest rates twice over the course of the six months ended February 28, 2001. Faced with adapting to lower rates, investors were already coping with an environment roiled by increasing energy prices, the defaults of several California utilities (large issuers of commercial paper) and a falling stock market. Disappointments were becoming more common, and expectations were being lowered. Therefore, the period was a challenging one.

Looking ahead, we believe our economy will slow even more significantly in the coming months. Consequently, the interest rate environment may continue to be somewhat volatile. Nonetheless, the Fed is on the economy's side, and so is fiscal policy. Therefore, we believe a recession is unlikely. Growth should stabilize at a lower, more moderate level. Coming off the red-hot pace of the past several years, this may seem like hitting a brick wall--but slower growth is not no growth. At some point later in the year, when activity picks up again, we expect to see interest rates rise slightly. However, even with this, we expect that rates will remain relatively low by historical measures for some time to come.

The American Performance Cash Management Fund

Anticipating a decline in interest rates that would be sufficient to revive a sagging economy, we began the work of positioning the fund for that eventuality in late fall. As opportunities presented themselves, we moved maturities further out and benefited from the Fed's rate cuts. Flexibility will be the key to success over the coming months, as there is no way to accurately predict how many more rate cuts, if any, the Fed will make to keep the economy moving. The Fund has been positioned with this in mind.

The American Performance U.S. Treasury Fund

A focus on yield was the key to the Fund's performance over the course of the six-month period ended February 28, 2001. To this end, assets were invested in shorter maturities; specifically, overnight repo securities were emphasized. This allocation gave us the flexibility to respond quickly as interest rates fluctuated. Given the uncertainty regarding the direction of rates, we expect to continue focusing on yield and emphasizing flexibility in the selection of investments.



--------------------------------------------------------------------------------

Past performance is not predictive of future results.

An investment in the money market funds is not insured or guaranteed by the
FDIC or any other government agency. Although the money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.
--------------------------------------------------------------------------------

THE AMERICAN PERFORMANCE BOND FUNDS
--------------------------------------------------------------------------------
After several years of stellar growth, the economy turned on a dime and, activity fell off dramatically during the six months ended February 28, 2001. Increasing energy prices, the rising death toll of dot coms and a raft of corporate profit warnings throughout the fall added more uncertainty to the mix. As a result, money flowed out of the equities and into bonds over the course of the period. Therefore, due to the tumultuous environment, when investors arrived, they were interested in quality, and quality alone. Treasuries, to no one's surprise, were the period's hands-down winners. Enthusiasm for all other sectors was relatively limited or, in the case of lower grade or marginal grade securities, virtually non-existent. In the case of corporate securities, earnings warnings in the first half of the period simply scared many investors away.

Seeing the environment deteriorate, the Fed moved in September and January to lower interest rates. To some extent, the sheer aggressiveness of these moves did assuage investors' fears, if only shortly. Still, as the effects of the easings began to take hold, corporate spreads improved. However, at the end of the period, they were not what they were just one year ago. It was again clear that it takes months for the full impact of any cut to be felt.

But they will be felt eventually, and when they are, we expect the environment will improve considerably. Already, the corporate sector seems to be on the comeback trail. Enthusiasm for sectors beyond Treasuries is also beginning to rebound. Still, the market's preference for quality is clear--and we do not expect this to change in the months ahead. Therefore, our fixed-income funds remain heavily weighted in high-grade mortgage-backed securities, and lightly weighted in corporate securities. Historically, mortgage-backed securities have outperformed Treasuries in an improving environment. While a better environment should better the prospects for corporates, the group overall may continue to suffer from guilt by association with equities in the near-term.

THE AMERICAN PERFORMANCE INTERMEDIATE TAX-FREE BOND FUND
--------------------------------------------------------------------------------


Like all other markets, the municipal market felt the effects of the stock market's decline over the six months ended February 28, 2001. However, we believe the impact was mainly psychological. The steep declines in valuations or dramatic outflows of money seen in other markets were not as apparent in the municipal market. Very simply, already conservative and showing a clear preference for quality, investors became pickier and pickier as time wore on-- thus, high-quality issues were solid performers despite the uncertain interest rate environment.

Focused on these issues, the Fund held its ground over the course of the period. For the six months ended February 28, 2001, our portfolio outperformed its peers and produced a total return of 4.68% (without sales charge).+ Over the same period, its benchmark, the Lehman Brothers Municipal Bond Index, produced a total return of 5.19%.

What is ahead?

Going forward, we expect the economy to slow further. Due to the Fed's actions, however, we do not expect economic activity to stop. While short-term interest rates are expected to go lower, we are unlikely to see much of a change in intermediate or long-term rates. Very simply, we anticipate a relatively stable environment. Nonetheless, sentiment always plays a major role in the marketplace, and at the moment, sentiment toward equities and lower quality fixed-income investments is less than positive. Also, there seems to be little on the horizon that will change sentiment dramatically. Therefore, we believe the months ahead to be good ones for the Fund.

As of February 28, 2001, approximately 96.9% of the Fund's assets were invested in a laddered portfolio of securities issued by municipalities in some 21 states across the country. The average credit quality of these securities was AA+; the effective maturity was technically 5.16 years. Now selling at premiums, our higher-quality holdings are priced to the shorter call price rather than maturity, which, technically, lowers the average maturity of the portfolio. While pulled in slightly over the course of the period, the actual structure of the portfolio has not changed./1/

 Average Annual Total Return


  2/28/01          Load* No-Load
 -------------------------------
  1 Year           7.19% 10.54%
 -------------------------------
  5 Year           4.30%  4.93%
 -------------------------------
  Since Inception  5.59%  5.96%
  (5/29/92)


VALUE OF A $10,000 INVESTMENT

                                    [GRAPH]
                     Intermediate           Intermediate       Lehman Brothers
                      Tax-Free                Tax-Free            Municipal
     Date         Bond Fund (No-Load)     Bond Fund (Load)*       Bond Index
     ----         -------------------     -----------------    ---------------
    5/29/92            $10,000                $ 9,699              $10,000
       8/92             10,314                 10,004               10,347
       8/93             11,506                 11,160               11,636
       8/94             11,709                 11,357               11,652
       8/95             12,601                 12,222               12,658
       8/96             13,065                 12,673               13,480
       8/97             13,952                 13,532               14,726
       8/98             14,967                 14,517               16,000
       8/99             14,984                 14,534               16,080
       8/00             15,860                 15,383               17,169
    2/28/01             16,602                 16,103               18,060

* Reflects 3.00% maximum sales charge.
--------------------------------------------------------------------------------

Past performance is not predictive of future results. The investment return and NAV will fluctuate, so that the investor's shares, when redeemed, may be worth more or less than the original cost.

+With the maximum sales charge of 3.00%, the Fund's return for the period was 1.51%.

/1/The composition of the Fund's portfolio is subject to change.

Certain fees of the Fund are currently being waived, resulting in higher returns than would occur if full fees were charged.

The performance of the American Performance Intermediate Tax-Free Bond Fund is measured against the Lehman Brothers Municipal Bond Index, an unmanaged index that is considered to be representative of the performance of the municipal bond market as a whole. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

The Fund's income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax.
--------------------------------------------------------------------------------

THE AMERICAN PERFORMANCE SHORT-TERM INCOME FUND
--------------------------------------------------------------------------------

As with our other fixed-income portfolios, capturing yield was our sole focus throughout the six months ended February 28, 2001. Therefore, the Fund's holdings were concentrated in the mortgage-backed sector. Moreover, the portfolio had little exposure to the corporate or Treasury sectors. Concerns about prepayments did rise as the Fed moved to decrease interest rates. However, in the end, investors' worries about the environment, and preference for quality and yield, won out. Prepayment concerns were definitely on the back burner. Mortgage-backed securities were strong performers, and they produced another period of solid returns for the Fund.

As a result, we are pleased to report that, for the six months ended February 28, 2001, the Fund produced a total return of 5.66% (without sales charge),+ versus the return of 6.34% of its benchmark, the Merrill Lynch U.S. Government/ Corporate 1-5-Year Index.

As of February 28, 2001, approximately 88% of the Fund's assets were invested in mortgage-backed securities, 0.5% in asset backed securities, 0.4% in corporate bonds, and 4.3% in Treasury and agency-related securities, with the remainder held in cash and cash equivalents. The effective maturity of the portfolio's holdings was 2.22 years; the average credit quality was AAA./1/

 Average Annual Total Return


  2/28/01          Load* No-Load
 -------------------------------
  1 Year           8.04% 10.23%
 -------------------------------
  5 Year           6.31%  6.74%
 -------------------------------
  Since Inception  6.28%  6.61%
  (10/19/94)


VALUE OF A $10,000 INVESTMENT

                                    [GRAPH]

                  Short-Term   Short-Term    Merrill Lynch
                 Income Fund  Income Fund 1-5 Yr. U.S. Govt./
     Date         (No-Load)     (Load)*       Corp. Index
     ----        -----------  ----------- -------------------
   10/19/94        $10,000      $ 9,804         $10,000
       8/95         10,481       10,276          10,879
       8/96         10,967       10,752          11,410
       8/97         11,828       11,596          12,288
       8/98         12,830       12,578          13,288
       8/99         13,300       13,040          13,730
       8/00         14,222       13,943          14,548
    2/28/01         15,028       14,733          15,470

* Reflects 3.00% maximum sales charge.

--------------------------------------------------------------------------------

Past performance is not predictive of future results. The investment return and NAV will fluctuate, so that the investor's shares, when redeemed, may be worth more or less than the original cost.

+With the maximum sales charge of 2.00%, the Fund's return for the period was 3.58%.

/1/The composition of the Fund's portfolio is subject to change.

Certain fees of the Fund are currently being waived, resulting in higher returns than would occur if full fees were charged.

The performance of the American Performance Short-Term Income Fund is measured against the Merrill Lynch 1-5-Year U.S. Government/Corporate Index, an
unmanaged index considered to be representative of the performance of investment-grade bonds with maturities of less than five years. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities.
--------------------------------------------------------------------------------

THE AMERICAN PERFORMANCE INTERMEDIATE BOND FUND
--------------------------------------------------------------------------------

In the tumultuous environment of the period, yield was the name of the game. Given this, throughout the period, the Fund was heavily weighted in mortgage-backed and Treasury securities. Both were strong performers. Exposure in the corporate sector was light. Here, even high-grade issues suffered as profit warnings proliferated during the fall. As the period ended, however, this group began to rebound. As a result, performance was slightly impacted by its light weighting in corporates. Still, overall, the period was another strong one for the Fund.

For the six months ended February 28, 2001, the Fund produced a total return of 6.05% (without sales charge),+ versus the return of 7.36% of its benchmark, the Lehman Brothers Intermediate Government/ Corporate Bond Index.

As of February 28, 2001, the effective maturity of the Fund's portfolio was
3.80 years (maturities came in slightly as rates fell and prepayments of mortgage-backed securities rose). The average credit quality of the portfolio's holdings was AA. Approximately 0.9% of the Fund's assets were invested in asset-backed securities, 55.5% in mortgage-related securities, 17.8% in corporate bonds, 4.3% in municipal bonds, and 17.5% in Treasury and agency-related securities, with the remainder invested in cash and cash equivalents./1/

 Average Annual Total Return


  2/28/01   Load* No-Load
 ------------------------
  1 Year    7.29% 10.63%
 ------------------------
  5 Year    5.61%  6.26%
 ------------------------
  10 Year   6.28%  6.60%



VALUE OF A $10,000 INVESTMENT

                                    [GRAPH]

                                                    Lehman Brothers
                Intermediate       Intermediate      Inter. Govt./
     Date    Bond Fund (No-Load) Bond Fund (Load)* Credit Bond Index
     ----    ------------------- ----------------- -----------------
    2/28/91       $10,000            $ 9,700           $10,000
       8/91        10,483             10,167            10,560
       8/92        11,780             11,426            11,945
       8/93        12,843             12,457            13,041
       8/94        12,698             12,316            12,995
       8/95        13,562             13,155            14,224
       8/96        14,026             13,604            14,855
       8/97        15,200             14,743            16,109
       8/98        16,540             16,043            17,553
       8/99        16,826             16,320            17,940
       8/00        17,870             17,333            19,061
    2/28/01        18,951             18,381            20,465

* Reflects 3.00% maximum sales charge.

--------------------------------------------------------------------------------

Past performance is not predictive of future results. The investment return and NAV will fluctuate, so that the investor's shares, when redeemed, may be worth more or less than the original cost.

+With the maximum sales charge of 3.00%, the Fund's return for the period was 2.88%.

/1/The composition of the Fund's portfolio is subject to change.

Certain fees of the Fund are currently being waived, resulting in higher returns than would occur if full fees were charged.

The performance of the American Performance Intermediate Bond Fund is measured against the Lehman Brothers Intermediate Government/Corporate Bond Index, an unmanaged index considered to be representative of the performance of government and corporate bonds with maturities of less than 10 years. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities.
--------------------------------------------------------------------------------

THE AMERICAN PERFORMANCE BOND FUND
--------------------------------------------------------------------------------
Throughout the six months ended February 28, 2001, the Fund was heavily weighted in mortgage-backed and Treasury securities. As rates fell, anxiety about prepayments rippled through the mortgage-backed sector. Prepayments did rise. (Due to this, in fact, the average maturity of our portfolio did come in a bit over the course of the period.) Still, investors' preference for quality compensated for much of this. Despite rising prepayment risks, mortgage-backs were the period's second best performer--right behind Treasuries. As a result, the period was a good one for the Fund.

For the six months ended February 28, 2001, we are pleased to report the Fund produced a total return of 7.42% (without sales charge),+ versus the return of 7.58% of its benchmark, the Salomon Broad (Investment Grade) Bond Index.

At the end of the period, approximately 0.1% of the Fund's assets were invested in asset-backed securities, 49.1% in mortgage-backed securities, 7.3% in municipal bonds, 17.8% in corporate bonds, and 21.1% in Treasury and agency-related securities with the remainder held in cash and cash equivalents. The effective maturity of the portfolio's holdings was approximately 7.0 years; the average credit quality was AA./1/

 Average Annual Total Return


  2/28/01   Load* No-Load
 ------------------------
  1 Year    7.71% 12.23%
 ------------------------
  5 Year    5.90%  6.77%
 ------------------------
  10 Year   6.86%  7.29%



VALUE OF A $10,000 INVESTMENT

                                    [GRAPH]

                                       Salomon Brothers Broad
             Bond Fund    Bond Fund      (Investment Grade)
     Date    (No-Load)     (Load)*           Bond Index
     ----    ---------    ---------    ----------------------
    2/28/91   $10,000      $ 9,604            $10,000
       8/91    10,510       10,094             10,617
       8/92    11,841       11,372             12,071
       8/93    13,231       12,707             13,409
       8/94    12,977       12,463             13,215
       8/95    14,042       13,486             14,718
       8/96    14,441       13,869             15,324
       8/97    15,889       15,260             16,857
       8/98    17,725       17,023             18,627
       8/99    17,692       16,992             18,790
       8/00    18,822       18,076             20,194
    2/28/01    20,218       19,418             21,726

* Reflects 4.00% maximum sales charge.

--------------------------------------------------------------------------------

Past performance is not predictive of future results. The investment return and NAV will fluctuate, so that the investor's shares, when redeemed, may be worth more or less than the original cost.

+ With the maximum sales charge of 4.00%, the Fund's return for the period was 3.14%.

/1/The composition of the Fund's portfolio is subject to change.

Certain fees of the Fund are currently being waived, resulting in higher returns than would occur if full fees were charged.

The performance of the American Performance Bond Fund is measured against the Salomon Brothers Broad (Investment Grade) Bond Index, an unmanaged index considered to be representative of the performance of investment-grade corporate and U.S. Government bonds in general. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities.
--------------------------------------------------------------------------------

THE AMERICAN PERFORMANCE BALANCED FUND
--------------------------------------------------------------------------------

Uncertainty over the direction of the economy, interest rates and energy prices roiled the markets during the six months ended February 28, 2001. As the gloom gathered, investors in both the stock and bond markets ran for cover. Throughout the period, the Fund's fixed-income holdings were concentrated in high-quality securities. These bonds experienced a wave of popularity as nervousness increased. The stock portion of our portfolio, specifically, the small portion of growth stocks held, proved to be a drag on performance.

Having anticipated a slowing economy in mid-2000, a value component was added to the stock portion of the portfolio. These holdings, as well as our exposures in the small-cap arena, held their ground throughout the period. Still, this, coupled with the strong performance of our fixed- income positions, was not enough to compensate for the poor performance of the remaining growth stocks held. Therefore, the period was a relatively frustrating one. For the six months ended February 28, 2001, the Fund produced a total return of -10.19% (without sales charge),+ versus its benchmarks, the S&P 500 Stock Index and the Salomon Brothers Broad (Investment Grade) Bond Index, which posted total returns of -17.83% and 7.58%, respectively.

Value is being valued again

While we anticipate growth stocks will recover, we do not expect to see a rebound in the very near future. In short, not all of the bad news regarding this group may be out yet--and the downside risk is still uncertain. Prospects for stocks that will benefit from lower interest rates and a slower environment, however, seem far brighter. Consequently, as opportunities arise, we hope to increase our positions among these stocks and other value issues in the months ahead. In the fixed-income arena, we continue to emphasize high-quality, higher-yielding intermediate securities.

As of February 28, 2001, approximately 62.5% of the portfolio's net assets were invested in stocks, and 35.6% in bonds. The average credit quality of the fixed-income holdings in the portfolio was AA; the effective maturity was 8.71 years. The top five holdings in the equity portion of the Fund's portfolio were General Electric Co. (2.82% of net assets), Pfizer, Inc. (1.80%), Microsoft Corp. (1.61%), Wal-Mart Stores, Inc. (1.56%) and Fortune Brands, Inc. (1.43%)./1/

 Average Annual Total Return


  2/28/01           Load*  No-Load
 ---------------------------------
  1 Year           (6.95)% (2.03)%
 ---------------------------------
  5 Year             9.10%  10.22%
 ---------------------------------
  Since Inception   10.67%  11.67%
  (6/1/95)


VALUE OF A $10,000 INVESTMENT

                                    [GRAPH]

                                                  Salomon Brothers     Lipper
           Balanced    Balanced                      Broad            Balanced
             Fund        Fund        S&P 500     (Investment Grade)    Funds
  Date     (No-Load)    (Load)*    Stock Index       Bond Index        Average
  ----     ---------   --------    -----------   ------------------   --------
 6/1/95     $10,000    $ 9,497       $10,000          $10,000         $10,000
   8/95      10,698     10,159        10,361           10,165          10,528
   8/96      11,860     11,263        12,229           10,584          11,673
   8/97      14,983     14,229        17,295           11,642          14,527
   8/98      15,665     14,877        18,699           12,864          14,931
   8/99      18,565     17,631        26,143           12,977          17,713
   8/00      20,990     19,933        30,407           13,946          19,883
2/28/01      18,851     17,902        24,985           15,003          18,755

* Reflects 5.00% maximum sales charge.
--------------------------------------------------------------------------------

Past performance is not predictive of future results. The investment return and NAV will fluctuate, so that the investor's shares, when redeemed, may be worth more or less than the original cost.

+ With the maximum sales charge of 5.00%, the Fund's return for the period was -14.68%.

/1/The composition of the Fund's portfolio is subject to change.

Certain fees of the Fund are currently being waived, resulting in higher returns than would occur if full fees were charged.

The performance of the American Performance Balanced Fund is measured against the S&P 500 Stock Index, an unmanaged index considered to be representative the performance of the U.S. stock market as a whole, and the Salomon Brothers Broad (Investment Grade) Bond Index, which is widely used to represent the performance of investment-grade corporate and U.S. Government bonds. The indices do not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities.
--------------------------------------------------------------------------------

THE AMERICAN PERFORMANCE EQUITY FUND
--------------------------------------------------------------------------------
The drawback from tech stocks was not too surprising, as we had acknowledged this in early 2000, and by mid-summer we had begun to take a "growth at a reasonable price" approach to the markets. The transition continued throughout the six months ended February 28, 2001. Because our assets were reallocated over the course of the period, the Fund did hold some positions in the technology, health-care and consumer staples sectors, and performance was impacted by the poor performance of these sectors. Due to the reallocation, however, we believe the Fund suffered far less than those funds focused solely on "new economy" issues.

For the year ended February 28, 2001, the Fund produced a total return of -13.13% (without sales charge),+ versus a return of -1.13% for the S&P 500/BARRA Value Index.

Behind the headlines . . .

For the past several years, technology stocks have literally been the focus of all eyes and all activity. Excluding technology from the indices, the markets have been essentially flat. In addition, while the tech wreck has turned sentiment negative, few other sectors are experiencing the degree of pain that tech stocks have seen of late. However, in this sector, there is a reason for the pain. Clearly, the economy slowing--and profitability or "anticipated profitability" of tech and "new economy" stocks is evaporating.

In the case of the average non-technology company, profits are falling off highs of the past several years. In the case of the new economy, it is coming off unsustainable high levels of growth. The Fed's efforts to lower interest rates, we believe, will help the economy's growth stabilize at a more moderate level in the months ahead. In short, a return to red-hot growth or a steep decline into recession seems unlikely. Still, while there may be a few more bumpy moments, the lower growth, lower interest rate environment we see ahead should be a good one for equities.


 Average Annual Total Return


  2/28/01    Load*  No-Load
 --------------------------
  1 Year    (6.38)% (1.47)%
 --------------------------
  5 Year     12.21%  13.37%
 --------------------------
  10 Year    11.98%  12.56%

As of February 28, 2001, the top five holdings in the Fund's portfolio were Exxon Mobil Corp. (4.35% of net assets), Citigroup, Inc. (4.10%), SBC Communications, Inc. (3.05%), Verizon Communications (2.84%) and Bank of America Corp. (2.71%)./1/

VALUE OF A $10,000 INVESTMENT

                                    [GRAPH]


           Equity      Equity
             Fund        Fund         S&P 500/BARRA      S&P 500
  Date     (No-Load)    (Load)*       Value Index      Stock Index
  ----     ---------   --------       -------------    -----------
2/28/91     $10,000    $ 9,500          $10,000          $10,000
   8/91      10,937     10,391           10,680           10,946
   8/92      10,503      9,978           11,578           11,816
   8/93      12,091     11,487           14,346           13,604
   8/94      12,655     12,022           14,944           14,346
   8/95      15,153     14,396           17,792           17,424
   8/96      17,961     17,063           20,946           20,683
   8/97      25,186     23,928           28,725           29,097
   8/98      25,385     24,117           28,613           31,455
   8/99      32,473     30,851           38,372           43,982
   8/00      37,573     35,695           41,949           51,160
2/28/01      32,639     31,009           41,480           42,034
* Reflects 5.00% maximum sales charge.
--------------------------------------------------------------------------------

Past performance is not predictive of future results. The investment return and NAV will fluctuate, so that the investor's shares, when redeemed, may be worth more or less than the original cost.
+ With the maximum sales charge of 5.00%, the Fund's return for the period was
  -17.47%.
/1/The composition of the Fund's portfolio is subject to change.
Certain fees of the Fund are currently being waived, resulting in higher returns than would occur if full fees were charged.
The performance of the American Performance Equity Fund is measured against the S&P 500 Stock Index and the S&P 500/BARRA Value Index, which are unmanaged indices that consists of 500 stocks chosen for market size, liquidity and industry group representation the S&P 500/BARRA Value Index contains firms with lower price-to-book ratios. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities.
--------------------------------------------------------------------------------

THE AMERICAN PERFORMANCE GROWTH EQUITY FUND
--------------------------------------------------------------------------------
A slowing economy, increasing energy prices and interest rates, decreasing corporate profit warnings and analyst downgrades--there was no one trigger that set off the slide in technology over the course of the past several months.
Very simply, growth forecasts and valuations were unsustainable and unrealistically high. Even in the best of environments, they would be difficult to meet.

Unfortunately, the environment for the past six months ended February 28, 2001, was a difficult one. We believe that due to its diversification, the Fund did not take the body blows that some funds invested solely in technology and telecomm issues did. Still, as the market moved to a more value-oriented stance, the period overall was a painful one for growth investors across the markets. For the six months ended February 28, 2001, the Fund produced a total return of -31.44% (without sales charge),+ versus its benchmarks, the S&P 500 Stock Index and the S&P 500/BARRA Growth Index, which produced returns of -17.83% and -31.79% for the same period, respectively.

Perception versus Reality

Clearly, the valuations of technology issues were wildly overblown at their heights. The question now is how far they will fall. In the case of many "new economy" issues and even in the case of many larger-cap tech names, the answer is not so clear. Although a good deal has been wrung out of most of these issues, there may be more to come. Therefore, the next couple of months could continue to be rocky in the tech sector.

Whether or not the rest of the market continues to suffer a ripple effect from the tech meltdown is also an open question. Market sentiment over the past several years has been driven by the fortunes of this group. Looking ahead, a lower growth, lower interest rate environment should be a more positive one for equities. Which, in turn, should improve sentiment. Still, given the market's new emphasis on profits, we do not expect to see investors returning in droves to tech issues. Instead, we anticipate that investors will focus on more value-oriented sectors and issues in the months ahead.

As of February 28, 2001, the top five holdings in the Fund's portfolio were General Electric Co. (9.08% of net assets), Pfizer, Inc. (6.75%), Microsoft Corp. (6.15%), Wal-Mart Stores, Inc. (5.07%) and Intel Corp. (3.87%)./1/

 Average Annual Total Return


  2/28/01           Load*   No-Load
 -----------------------------------
  1 Year           (28.73)% (24.96)%
 -----------------------------------
  Since Inception     7.12%    8.79%
  (11/3/97)


VALUE OF A $10,000 INVESTMENT

                                    [GRAPH]


               Growth        Growth
            Equity Fund    Equity Fund     S&P 500        S&P 500/BARRA
  Date       (No-Load)       (Load)*       Stock Index     Stock Index
  ----      -----------    -----------     -----------    --------------
11/3/97     $10,000          $ 9,500          $10,000         $10,000
   8/98      11,269           10,702           10,605          11,406
   8/99      16,023           15,217           14,827          16,511
   8/00      19,300           18,328           17,245          20,161
2/28/01      13,233           12,567           14,170          13,752

* Reflects 5.00% maximum sales charge.

--------------------------------------------------------------------------------

Past performance is not predictive of future results. The investment return and NAV will fluctuate, so that the investor's shares, when redeemed, may be worth more or less than the original cost.

+ With the maximum sales charge of 5.00%, the Fund's return for the period was -34.86%.

/1/The composition of the Fund's portfolio is subject to change.

The performance of the American Performance Growth Equity Fund is measured against the S&P 500 Stock Index, an unmanaged index that consists of 500 stocks chosen for market size, liquidity and industry group representation and is one of the most widely used benchmarks of U.S. equity performance. The S&P BARRA Growth Index is constructed of the stocks in the S&P 500 with a higher price-to-book ratio. These indices do not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities.
--------------------------------------------------------------------------------

THE AMERICAN PERFORMANCE SMALL CAP EQUITY FUND
--------------------------------------------------------------------------------
Like most other sectors, small-cap stocks did feel the effects of the tech sector's decline over the six months ended February 28, 2001. As would be expected, the tech issues experienced the brunt of the blows. However, the overvaluations were not as great as with the larger-cap issues, and hence, the falls were not as dramatic. Moreover, having been trampled underfoot during the rush to large-cap growth stocks over the past two years, small-cap value was again overlooked as the sell-off began.

As a result, the period overall was not as grim in the small-cap sector as it was in others across the market. Moreover, while the Fund was impacted by the poor performance of growth stocks, we believe our positions in more value-oriented issues insulated the portfolio to an extent. As a result, for the six months ended February 28, 2001, the Fund posted a total return of -7.95% (without sales charge),/1/ versus its benchmark, the S&P SmallCap 600 Index, which posted a return of -3.55% over the same period.

Valuations finally count

After years of overblown expectations, the market seems to be returning to basics and taking a good, hard look at valuations. In this respect, in our opinion, the small-cap sector appears to be very well-positioned. Over the past several years, small-cap valuations never flew as high as their larger-cap counterparts. Currently, versus the larger caps, these issues are somewhat undervalued.

Clearly, the economy is slowing, and expectations are coming to earth. Still, slower growth does not mean no growth. With the Fed aggressively moving to lower interest rates, we expect growth to stabilize at a lower, more sustainable level. A lower interest rate, moderate growth environment should be positive for equities--particularly for those issues with reasonable valuations. Consequently, we expect the environment for small caps, especially value issues, should improve considerably in the months ahead.

 Average Annual Total Return


  2/28/01           Load*  No-Load
 ---------------------------------
  1 Year           (9.22)% (4.42)%
 ---------------------------------
  Since Inception    5.44%   8.16%
  (2/17/99)


As of February 28, 2001, the Fund's portfolio held over 100 names. The five largest of these equity holdings were Ruby Tuesday, Inc. (2.17% of net assets), Cullen/Frost Bankers, Inc. (2.09%), Universal Health Services, Inc. (1.86%), Roadway Express, Inc. (1.75%) and Fidelity National Financial, Inc. (1.71%)/1/. VALUE OF A $10,000 INVESTMENT

                                    [GRAPH]


               Small Cap          Small Cap
               Equity Fund       Equity Fund        S&P Small cap
  Date          (No-Load)          (Load)*           600 Index
  ----         -----------       -----------        -----------
11/3/97        $10,000             $ 9,500             $10,000
   8/98          9,920               9,421               9,984
   8/99         10,477               9,949              10,877
   8/00         12,740              12,099              13,943
2/28/01         11,727              11,136              13,448
* Reflects 5.00% maximum sales charge.

--------------------------------------------------------------------------------

Past performance is not predictive of future results. The investment return and NAV will fluctuate, so that the investor's shares, when redeemed, may be worth more or less than the original cost.

+ With the maximum sales charge of 5.00%, the Fund's return for the period was -12.56%.

/1/The composition of the Fund's portfolio is subject to change.

Certain fees of the Fund are currently being waived, resulting in higher returns than would occur if full fees were charged.

The performance of the American Performance Small Cap Equity Fund is measured against the S&P SmallCap 600 Index, an unmanaged index that tracks the performance of domestic, small-capitalization stocks. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Small-capitalization funds typically carry additional risks, since smaller companies generally have a higher risk of failure and, by definition, are not as well established as "blue-chip" companies. Historically, stocks of smaller companies have experienced a greater degree of market volatility than stocks on average.
--------------------------------------------------------------------------------

                               TABLE OF CONTENTS

                      Statements of Assets and Liabilities
                                    Page 14

                            Statements of Operations
                                    Page 17

                      Statements of Changes in Net Assets
                                    Page 20

                       Schedules of Portfolio Investments
                                    Page 25

                         Notes to Financial Statements
                                    Page 66

                              Financial Highlights
                                    Page 71

AMERICAN PERFORMANCE FUNDS

                      Statements of Assets and Liabilities
                               February 28, 2001
                                  (Unaudited)

                                                         U.S.          Cash
                                                       Treasury     Management
                                                         Fund          Fund
                                                     ------------  ------------
ASSETS:
 Investments, at amortized cost....................  $298,025,198  $635,681,176
 Repurchase agreements, at cost....................   323,705,142   112,185,976
                                                     ------------  ------------
   Total Investments...............................   621,730,340   747,867,152
 Interest and dividends receivable.................        48,254     4,975,147
 Prepaid expenses and other assets.................        35,649        27,663
                                                     ------------  ------------
   Total Assets....................................   621,814,243   752,869,962
                                                     ------------  ------------
LIABILITIES:
 Dividends payable.................................     2,188,059     2,922,370
 Accrued expenses and other payables:
  Investment advisory fees.........................       183,610       164,279
  Administration fees..............................        20,066        19,590
  Custodian fees...................................        13,771        16,994
  Fund accounting fees.............................         1,990         2,241
  Transfer agent fees..............................         2,687         3,859
  Other liabilities................................         1,865        36,274
                                                     ------------  ------------
   Total Liabilities...............................     2,412,048     3,165,607
                                                     ------------  ------------
COMPOSITION OF NET ASSETS:
 Capital...........................................   619,353,612   749,701,299
 Undistributed net investment income...............        50,451         7,509
 Accumulated undistributed net realized losses on
  investment transactions..........................        (1,868)       (4,453)
                                                     ------------  ------------
   Net Assets......................................  $619,402,195  $749,704,355
                                                     ============  ============
 Shares of beneficial interest issued and
  outstanding......................................   619,353,612   749,701,299
                                                     ============  ============
 Net asset value and redemption price per share:
  ($0.00001 par value per share, unlimited number
   of shares authorized)...........................  $       1.00  $       1.00
                                                     ============  ============

                       See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

                      Statements of Assets and Liabilities
                               February 28, 2001
                                  (Unaudited)

                             Intermediate
                               Tax-Free    Short-Term   Intermediate
                                 Bond        Income         Bond         Bond
                                 Fund         Fund          Fund         Fund
                             ------------  -----------  ------------  -----------
ASSETS:
 Investments, at value
  (Cost $26,217,069;
  $62,893,865; $86,232,355;
  and $58,473,664,
  respectively)............  $27,104,815   $63,746,759  $87,380,276   $59,734,468
 Investment in affiliates,
  at cost..................           --     5,500,525    5,222,583     2,528,342
                             -----------   -----------  -----------   -----------
   Total Investments.......   27,104,815    69,247,284   92,602,859    62,262,810
 Cash......................           --        95,798       16,274            33
 Interest and dividends
  receivable...............      319,473       443,656      890,137       709,714
 Receivable for capital
  shares issued............           --         1,914           --         3,240
 Prepaid expenses and other
  assets...................        1,716         3,795        4,624         4,277
                             -----------   -----------  -----------   -----------
   Total Assets............   27,426,004    69,792,447   93,513,894    62,980,074
                             -----------   -----------  -----------   -----------
LIABILITIES:
 Dividends payable.........       91,205       347,025      427,850       296,497
 Payable for investments
  purchased................           --     1,000,000    2,000,000            --
 Payable for capital shares
  redeemed.................       10,767            --          400            --
 Accrued expenses and other
  payables:
  Investment advisory fees.        7,312            --       24,105        16,786
  Administration fees......          899         2,226        2,985         2,067
  Distribution fees........           --         8,785       17,218        11,990
  Custodian fees...........          626         1,551        2,066         1,439
  Fund accounting fees.....          558         1,121          225         1,150
  Transfer agent fees......        2,356           490        1,867           566
  Other liabilities........        5,983        12,638       15,438        11,308
                             -----------   -----------  -----------   -----------
   Total Liabilities.......      119,706     1,373,836    2,492,154       341,803
                             -----------   -----------  -----------   -----------
COMPOSITION OF NET ASSETS:
 Capital...................   26,396,070    67,674,739   90,448,682    61,617,851
 Undistributed
  (distributions in excess
  of) net investment
  income...................       15,281        22,706      (20,451)         (156)
 Accumulated undistributed
  (distributions in excess
  of) net realized
  gains/(losses) on
  investment transactions..        7,201      (131,728)    (554,412)     (240,228)
 Net unrealized
  appreciation on
  investments..............      887,746       852,894    1,147,921     1,260,804
                             -----------   -----------  -----------   -----------
   Net Assets..............  $27,306,298   $68,418,611  $91,021,740   $62,638,271
                             ===========   ===========  ===========   ===========
 Shares of beneficial
  interest issued and
  outstanding..............    2,526,711     6,724,979    8,769,522     6,555,072
                             ===========   ===========  ===========   ===========
 Net asset value and
  redemption price per
  share:
  ($0.00001 par value per
  share, unlimited number
  of shares authorized)....  $     10.81   $     10.17  $     10.38   $      9.56
                             ===========   ===========  ===========   ===========
 Maximum Sales Charge......         3.00%         2.00%        3.00%         4.00%
                             ===========   ===========  ===========   ===========
 Maximum Offering Price
  (100%/(100%-Maximum Sales
  Charge) of net asset
  value adjusted to nearest
  cent) per share..........  $     11.14   $     10.38  $     10.70   $      9.96
                             ===========   ===========  ===========   ===========

                       See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

                      Statements of Assets and Liabilities
                               February 28, 2001
                                  (Unaudited)

                                                          Growth     Small Cap
                             Balanced       Equity        Equity       Equity
                               Fund          Fund          Fund         Fund
                            -----------  ------------  ------------  ----------
ASSETS:
 Investments, at value
  (Cost $54,611,853;
  $106,914,157;
  $87,653,378; and
  $6,576,271,
  respectively)...........  $58,485,232  $115,397,916  $109,549,015  $7,069,244
 Investment in affiliates,
  at cost.................    1,401,864     1,759,487     1,593,012     156,397
                            -----------  ------------  ------------  ----------
   Total Investments......   59,887,096   117,157,403   111,142,027   7,225,641
 Interest and dividends
  receivable..............      261,035       273,663        72,299       4,819
 Receivable for capital
  shares issued...........           --         1,178         2,356          --
 Deferred organization
  costs ..................           --            --        12,571          --
 Prepaid expenses and
  other assets............        4,043         9,382         9,377       2,218
                            -----------  ------------  ------------  ----------
   Total Assets...........   60,152,174   117,441,626   111,238,630   7,232,678
                            -----------  ------------  ------------  ----------
LIABILITIES:
 Payable for investment
  securities purchased....      500,000            --            --          --
 Payable for capital
  shares redeemed.........           --           884        36,425          --
 Accrued expenses and
  other payables:
  Investment advisory
   fees...................       19,807        46,959        45,861       1,176
  Administration fees.....        1,966         3,892         3,733         242
  Distribution fees.......           --        23,480        22,931          --
  Custodian fees..........        1,415         2,817         2,752         176
  Fund accounting fees....        4,220         1,007         1,010         452
  Transfer agent fees.....        1,608         5,319         7,042         268
  Other liabilities.......       15,084        34,214        34,842       7,294
                            -----------  ------------  ------------  ----------
   Total Liabilities......      544,100       118,572       154,596       9,608
                            -----------  ------------  ------------  ----------
COMPOSITION OF NET ASSETS:
 Capital..................   58,312,475    97,665,164   104,802,759   6,391,367
 Undistributed
  (distributions in excess
  of) net investment
  income..................      249,911       171,721      (269,260)       (544)
 Accumulated undistributed
  (distributions in excess
  of) net realized
  gains/(losses) on
  investment transactions.   (2,827,691)   11,002,410   (15,345,103)    339,274
 Net unrealized
  appreciation on
  investments.............    3,873,379     8,483,759    21,895,637     492,973
                            -----------  ------------  ------------  ----------
   Net Assets.............  $59,608,074  $117,323,054  $111,084,033  $7,223,070
                            ===========  ============  ============  ==========
 Shares of beneficial
  interest issued and
  outstanding.............    4,851,159    10,025,907    10,086,447     630,063
                            ===========  ============  ============  ==========
 Net asset value and
  redemption price per
  share:
  ($0.00001 par value per
  share, unlimited number
  of shares authorized)...  $     12.29  $      11.70  $      11.01  $    11.46
                            ===========  ============  ============  ==========
 Maximum Sales Charge.....         5.00%         5.00%         5.00%       5.00%
                            ===========  ============  ============  ==========
 Maximum Offering Price
  (100%/(100%-Maximum
  Sales Charge) of net
  asset value adjusted to
  nearest cent) per share.  $     12.94  $      12.32  $      11.59  $    12.06
                            ===========  ============  ============  ==========

                       See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

                            Statements of Operations
                   For the six months ended February 28, 2001
                                  (Unaudited)

                                                          U.S.         Cash
                                                        Treasury    Management
                                                          Fund         Fund
                                                       -----------  -----------
Investment Income:
 Interest income.....................................  $19,230,088  $20,804,650
                                                       -----------  -----------
   Total Income......................................   19,230,088   20,804,650
                                                       -----------  -----------
Expenses:
 Investment advisory fees............................    1,224,852    1,313,261
 Administration fees.................................      612,432      656,636
 Distribution fees...................................      765,531      820,787
 Fund accounting fees................................       58,756       63,580
 Transfer agent fees.................................       63,247       69,223
 Custodian fees......................................       91,862       98,492
 Other expenses......................................       98,756       73,917
                                                       -----------  -----------
   Total Expenses....................................    2,915,436    3,095,896
 Expenses voluntarily reduced........................     (765,531)  (1,313,261)
                                                       -----------  -----------
   Net Expenses......................................    2,149,905    1,782,635
                                                       -----------  -----------
 Net Investment Income...............................   17,080,183   19,022,015
                                                       -----------  -----------
Realized Gains On Investments:
 Net realized gains/(losses) on investment
  transactions.......................................       (1,868)       3,701
                                                       -----------  -----------
 Net realized gains/(losses) on investments..........       (1,868)       3,701
                                                       -----------  -----------
Change in net assets resulting from operations.......  $17,078,315  $19,025,716
                                                       ===========  ===========

                       See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

                            Statements of Operations
                   For the six months ended February 28, 2001
                                  (Unaudited)

                               Intermediate
                                 Tax-Free   Short-Term  Intermediate
                                   Bond       Income        Bond        Bond
                                   Fund        Fund         Fund        Fund
                               ------------ ----------  ------------ ----------
Investment Income:
 Interest income.............   $  680,477  $2,148,840   $2,873,341  $2,032,252
 Dividend income.............        7,666          --           --          --
 Dividend income from
  affiliates.................           --      19,874       72,372      54,400
                                ----------  ----------   ----------  ----------
   Total Income..............      688,143   2,168,714    2,945,713   2,086,652
                                ----------  ----------   ----------  ----------
Expenses:
 Investment advisory fees....       73,183     173,049      234,724     163,578
 Administration fees.........       26,612      62,927       85,355      59,484
 Distribution fees...........       33,265      78,658      106,692      74,353
 Fund accounting fees........        7,694      34,061       29,327      19,693
 Transfer agent fees.........        7,943       7,568       11,815       7,234
 Custodian fees..............        3,992       9,439       12,803       8,922
 Other expenses..............        9,480      12,040       14,280      12,423
                                ----------  ----------   ----------  ----------
   Total Expenses............      162,169     377,742      494,996     345,687
 Expenses voluntarily
  reduced/reimbursed.........      (59,877)   (199,864)     (92,167)    (64,300)
                                ----------  ----------   ----------  ----------
   Net Expenses..............      102,292     177,878      402,829     281,387
                                ----------  ----------   ----------  ----------
 Net Investment Income.......      585,851   1,990,836    2,542,884   1,805,265
                                ----------  ----------   ----------  ----------
Realized/Unrealized Gains
(Losses) On Investments:
 Net realized gains on
  investment transactions....        7,193      56,538      199,106     254,125
 Change in unrealized
  appreciation on investment
  transactions...............      632,007   1,464,932    2,339,883   2,225,834
                                ----------  ----------   ----------  ----------
 Net realized/unrealized
  gains on investments.......      639,200   1,521,470    2,538,989   2,479,959
                                ----------  ----------   ----------  ----------
Change in net assets
resulting from operations....   $1,225,051  $3,512,306   $5,081,873  $4,285,224
                                ==========  ==========   ==========  ==========

                       See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

                            Statements of Operations
                   For the six months ended February 28, 2001
                                  (Unaudited)

                                                         Growth      Small Cap
                            Balanced       Equity        Equity       Equity
                              Fund          Fund          Fund         Fund
                           -----------  ------------  ------------  -----------
Investment Income:
 Interest income.........  $   707,271  $         --  $         --  $        --
 Dividend income (net of
  foreign withholding tax
  of $33; $1,316; $209;
  and $0 respectively)...      246,998       997,455       403,671       24,427
 Dividend income from
  affiliates.............       61,192        85,338        64,884        7,520
                           -----------  ------------  ------------  -----------
   Total Income..........    1,015,461     1,082,793       468,555       31,947
                           -----------  ------------  ------------  -----------
Expenses:
 Investment advisory
  fees...................      238,534       452,697       476,770       26,072
 Administration fees.....       64,469       131,218       138,195        7,557
 Distribution fees.......       80,586       164,020       172,743        9,446
 Fund accounting fees....       16,883        21,479        21,561        3,555
 Organization fees.......           --            --         4,315           --
 Transfer agent fees.....        7,098        18,122        19,803        1,096
 Custodian fees..........        9,670        19,682        20,729        1,134
 Other expenses..........       13,493        20,974        20,602        4,514
                           -----------  ------------  ------------  -----------
   Total Expenses........      430,733       828,192       874,718       53,374
 Expenses voluntarily
  reduced/reimbursed.....     (188,920)     (132,256)     (136,923)     (28,869)
                           -----------  ------------  ------------  -----------
   Net Expenses..........      241,813       695,936       737,795       24,505
                           -----------  ------------  ------------  -----------
 Net Investment Income
  (Loss).................      773,648       386,857      (269,240)       7,442
                           -----------  ------------  ------------  -----------
Realized/Unrealized Gains
(Losses) On Investments:
 Net realized
  gains/(losses) on
  investment
  transactions...........   (2,012,904)   11,726,436   (14,566,414)     375,969
 Change in unrealized
  (depreciation) on
  investment
  transactions...........   (5,780,584)  (31,316,050)  (38,624,076)  (1,011,737)
                           -----------  ------------  ------------  -----------
 Net realized/unrealized
  losses on investments..   (7,793,488)  (19,589,614)  (53,190,490)    (635,768)
                           -----------  ------------  ------------  -----------
Change in net assets
resulting from
operations...............  $(7,019,840) $(19,202,757) $(53,459,730) $  (628,326)
                           ===========  ============  ============  ===========

                       See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

                      Statements of Changes in Net Assets

                              U.S. Treasury Fund            Cash Management Fund
                         -----------------------------  ------------------------------
                          Six Months                     Six Months
                             Ended        Year Ended        Ended        Year Ended
                         February 28,     August 31,    February 28,     August 31,
                             2001            2000           2001            2000
                         -------------  --------------  -------------  ---------------
                          (Unaudited)                    (Unaudited)
From Investment
Activities:
Operations:
  Net investment income. $  17,080,183  $   24,824,159  $  19,022,015  $    31,143,132
  Net realized
   gains/(losses) on
   investment
   transactions.........        (1,868)         54,542          3,701              279
                         -------------  --------------  -------------  ---------------
 Change in net assets
  from operations.......    17,078,315      24,878,701     19,025,716       31,143,411
                         -------------  --------------  -------------  ---------------
Distributions to
Shareholders:
  From net investment
   income...............   (17,080,183)    (24,824,159)   (19,022,015)     (31,143,132)
                         -------------  --------------  -------------  ---------------
 Change in net assets
  from shareholder
  distributions.........   (17,080,183)    (24,824,159)   (19,022,015)     (31,143,132)
                         -------------  --------------  -------------  ---------------
Capital Transactions:
  Proceeds from shares
   issued...............   699,522,986   1,194,515,873    874,060,193    1,422,426,833
  Dividends reinvested..        34,560          79,812         14,657           22,215
  Cost of shares
   redeemed.............  (688,563,480)   (980,655,214)  (771,460,291)  (1,327,243,281)
                         -------------  --------------  -------------  ---------------
 Change in net assets
  from capital
  transactions..........    10,994,066     213,940,471    102,614,559       95,205,767
                         -------------  --------------  -------------  ---------------
 Change in net assets...    10,992,198     213,995,013    102,618,260       95,206,046
Net Assets:
  Beginning of period...   608,409,997     394,414,984    647,086,095      551,880,049
                         -------------  --------------  -------------  ---------------
  End of period......... $ 619,402,195  $  608,409,997  $ 749,704,355  $   647,086,095
                         =============  ==============  =============  ===============
Share Transactions:
  Issued................   699,522,986   1,194,515,873    874,060,193    1,422,426,833
  Reinvested............        34,560          79,812         14,657           22,215
  Redeemed..............  (688,563,480)   (980,655,214)  (771,460,291)  (1,327,243,281)
                         -------------  --------------  -------------  ---------------
 Change in shares.......    10,994,066     213,940,471    102,614,559       95,205,767
                         =============  ==============  =============  ===============

                       See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

                      Statements of Changes in Net Assets

                                Intermediate
                             Tax-Free Bond Fund       Short-Term Income Fund
                           ------------------------  -------------------------
                           Six Months                Six Months
                              Ended                     Ended
                            February    Year Ended    February     Year Ended
                               28,      August 31,       28,       August 31,
                              2001         2000         2001          2000
                           -----------  -----------  -----------  ------------
                           (Unaudited)               (Unaudited)
From Investment
Activities:
Operations:
  Net investment income... $   585,851  $ 1,269,039  $ 1,990,836  $  3,977,733
  Net realized
   gains/(losses) on
   investment
   transactions...........       7,193       20,148       56,538      (129,902)
  Net change in unrealized
   appreciation on
   investment
   transactions...........     632,007      193,770    1,464,932       348,114
                           -----------  -----------  -----------  ------------
 Change in net assets from
  operations..............   1,225,051    1,482,957    3,512,306     4,195,945
                           -----------  -----------  -----------  ------------
Distributions to
Shareholders:
  From net investment
   income.................    (585,851)  (1,269,039)  (1,990,836)   (3,977,733)
  From net realized gains.     (14,596)    (165,840)          --            --
                           -----------  -----------  -----------  ------------
 Change in net assets from
  shareholder
  distributions...........    (600,447)  (1,434,879)  (1,990,836)   (3,977,733)
                           -----------  -----------  -----------  ------------
Capital Transactions:
  Proceeds from shares
   issued.................     817,964    3,409,550   12,136,947    13,130,204
  Proceeds from shares
   issued in common trust
   conversion.............          --           --           --       820,862
  Dividends reinvested....     100,730      361,252      527,547     1,043,683
  Cost of shares redeemed.  (1,138,957)  (7,270,037)  (7,417,815)  (16,085,836)
                           -----------  -----------  -----------  ------------
 Change in net assets from
  capital transactions....    (220,263)  (3,499,235)   5,246,679    (1,091,087)
                           -----------  -----------  -----------  ------------
 Change in net assets.....     404,341   (3,451,157)   6,768,149      (872,875)
Net Assets:
  Beginning of period.....  26,901,957   30,353,114   61,650,462    62,523,337
                           -----------  -----------  -----------  ------------
  End of period........... $27,306,298  $26,901,957  $68,418,611  $ 61,650,462
                           ===========  ===========  ===========  ============
Share Transactions:
  Issued..................      76,720      330,377    1,200,832     1,326,486
  Issued in common trust
   conversion.............          --           --           --        83,252
  Reinvested..............       9,484       35,069       52,621       105,718
  Redeemed................    (107,524)    (706,247)    (738,142)   (1,629,241)
                           -----------  -----------  -----------  ------------
 Change in shares.........     (21,320)    (340,801)     515,311      (113,785)
                           ===========  ===========  ===========  ============

                       See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

                      Statements of Changes in Net Assets

                           Intermediate Bond Fund           Bond Fund
                          -------------------------  -------------------------
                          Six Months                 Six Months
                             Ended                      Ended
                           February     Year Ended    February     Year Ended
                              28,       August 31,       28,       August 31,
                             2001          2000         2001          2000
                          -----------  ------------  -----------  ------------
                          (Unaudited)                (Unaudited)
From Investment
Activities:
Operations:
  Net investment income.. $ 2,542,884  $  5,092,559  $ 1,805,265  $  3,692,025
  Net realized
   gains/(losses) on
   investment
   transactions..........     199,106      (195,594)     254,125      (432,180)
  Net change in
   unrealized
   appreciation on
   investment
   transactions..........   2,339,883       149,914    2,225,834       306,625
                          -----------  ------------  -----------  ------------
 Change in net assets
  from operations........   5,081,873     5,046,879    4,285,224     3,566,470
                          -----------  ------------  -----------  ------------
Distributions to
Shareholders:
  From net investment
   income................  (2,542,884)   (5,092,559)  (1,805,265)   (3,692,025)
                          -----------  ------------  -----------  ------------
 Change in net assets
  from shareholder
  distributions..........  (2,542,884)   (5,092,559)  (1,805,265)   (3,692,025)
                          -----------  ------------  -----------  ------------
Capital Transactions:
  Proceeds from shares
   issued................   8,067,374    10,367,624    9,723,769     6,665,297
  Dividends reinvested...     929,023     1,904,243      971,716     2,018,702
  Cost of shares
   redeemed..............  (4,731,670)  (15,140,455)  (6,677,733)  (15,139,281)
                          -----------  ------------  -----------  ------------
 Change in net assets
  from capital
  transactions...........   4,264,727    (2,868,588)   4,017,752    (6,455,282)
                          -----------  ------------  -----------  ------------
 Change in net assets....   6,803,716    (2,914,268)   6,497,711    (6,580,837)
Net Assets:
  Beginning of period....  84,218,024    87,132,292   56,140,560    62,721,397
                          -----------  ------------  -----------  ------------
  End of period.......... $91,021,740  $ 84,218,024  $62,638,271  $ 56,140,560
                          ===========  ============  ===========  ============
Share Transactions:
  Issued.................     785,676     1,032,712    1,041,922       732,129
  Reinvested.............      91,181       190,096      104,346       221,830
  Redeemed...............    (463,814)   (1,510,355)    (712,020)   (1,663,037)
                          -----------  ------------  -----------  ------------
 Change in shares........     413,043      (287,547)     434,248      (709,078)
                          ===========  ============  ===========  ============

                       See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

                      Statements of Changes in Net Assets

                                     Balanced Fund                Equity Fund
                               --------------------------  --------------------------
                                Six Months                  Six Months
                                  Ended       Year Ended      Ended       Year Ended
                               February 28,   August 31,   February 28,   August 31,
                                   2001          2000          2001          2000
                               ------------  ------------  ------------  ------------
                               (Unaudited)                 (Unaudited)
From Investment Activities:
Operations:
  Net investment income......  $    773,648  $  1,495,279  $    386,857  $    621,386
  Net realized gains/(losses)
   on investment
   transactions..............    (2,012,904)     (742,710)   11,726,436    29,154,321
  Net change in unrealized
   appreciation/(depreciation)
   on investments
   transactions..............    (5,780,584)    6,947,067   (31,316,050)   (6,512,772)
                               ------------  ------------  ------------  ------------
 Change in net assets from
  operations.................    (7,019,840)    7,699,636   (19,202,757)   23,262,935
                               ------------  ------------  ------------  ------------
Distributions to
Shareholders:
  From net investment income.      (818,294)   (1,434,640)     (378,954)     (550,526)
  From net realized gains....            --    (4,681,118)  (28,798,436)  (28,849,701)
  In excess of net realized
   gains.....................            --       (68,227)           --            --
                               ------------  ------------  ------------  ------------
 Change in net assets from
  shareholder distributions..      (818,294)   (6,183,985)  (29,177,390)  (29,400,227)
                               ------------  ------------  ------------  ------------
Capital Transactions:
  Proceeds from shares
   issued....................     4,283,288    17,730,852     9,737,462    11,705,130
  Proceeds from shares issued
   in common trust
   conversion................            --            --            --     1,730,723
  Dividends reinvested.......       817,313     6,179,992    25,943,536    26,554,184
  Cost of shares redeemed....    (8,290,718)  (11,361,222)  (21,141,063)  (66,466,801)
                               ------------  ------------  ------------  ------------
 Change in net assets from
  capital transactions.......    (3,190,117)   12,549,622    14,539,935   (26,476,764)
                               ------------  ------------  ------------  ------------
 Change in net assets........   (11,028,251)   14,065,273   (33,840,212)  (32,614,056)
Net Assets:
  Beginning of period........    70,636,325    56,571,052   151,163,266   183,777,322
                               ------------  ------------  ------------  ------------
  End of period..............  $ 59,608,074  $ 70,636,325  $117,323,054  $151,163,266
                               ============  ============  ============  ============
Share Transactions:
  Issued.....................       334,982     1,320,248       673,562       693,817
  Issued in common trust
   conversion................            --            --            --       102,410
  Reinvested.................        63,326       468,218     2,136,803     1,638,278
  Redeemed...................      (644,143)     (846,200)   (1,432,761)   (3,906,114)
                               ------------  ------------  ------------  ------------
 Change in shares............      (245,835)      942,266     1,377,604    (1,471,609)
                               ============  ============  ============  ============

                       See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

                      Statements of Changes in Net Assets

                                  Growth Equity Fund        Small Cap Equity Fund
                               --------------------------  -------------------------
                                Six Months                  Six Months
                                  Ended       Year Ended      Ended      Year Ended
                               February 28,   August 31,   February 28,  August 31,
                                   2001          2000          2001         2000
                               ------------  ------------  ------------  -----------
                               (Unaudited)                 (Unaudited)
From Investment Activities:
Operations:
  Net investment income
   (loss)....................  $   (269,240) $   (378,591) $     7,442   $    22,037
  Net realized gains/(losses)
   on investment
   transactions..............   (14,566,414)    3,633,358      375,969        32,712
  Net change in unrealized
   appreciation/(depreciation)
   on investment
   transactions..............   (38,624,076)   25,881,742   (1,011,737)    1,468,183
                               ------------  ------------  -----------   -----------
 Change in net assets from
  operations.................   (53,459,730)   29,136,509     (628,326)    1,522,932
                               ------------  ------------  -----------   -----------
Distributions to
Shareholders:
  From net investment income.            --            --      (13,603)      (26,572)
  From net realized gains....    (4,072,461)  (18,261,639)     (40,218)      (90,755)
                               ------------  ------------  -----------   -----------
 Change in net assets from
  shareholder distributions..    (4,072,461)  (18,261,639)     (53,821)     (117,327)
                               ------------  ------------  -----------   -----------
Capital Transactions:
  Proceeds from shares
   issued....................    13,180,282    44,207,253      307,895       286,179
  Dividends reinvested.......     3,901,472    17,606,396       39,714        91,377
  Cost of shares redeemed....   (23,914,634)  (32,615,722)    (484,378)   (1,130,719)
                               ------------  ------------  -----------   -----------
 Change in net assets from
  capital transactions.......    (6,832,880)   29,197,927     (136,769)     (753,163)
                               ------------  ------------  -----------   -----------
 Change in net assets........   (64,365,071)   40,072,797     (818,916)      652,442
Net Assets:
  Beginning of period........   175,449,105   135,376,308    8,041,986     7,389,544
                               ------------  ------------  -----------   -----------
  End of period..............  $111,084,034  $175,449,105  $ 7,223,070   $ 8,041,986
                               ============  ============  ===========   ===========
Share Transactions:
  Issued.....................       983,287     2,721,551       25,929        25,545
  Reinvested.................       304,090     1,118,577        3,468         8,449
  Redeemed...................    (1,788,248)   (2,006,930)     (40,506)      (98,314)
                               ------------  ------------  -----------   -----------
 Change in shares............      (500,871)    1,833,198      (11,109)      (64,320
                               ============  ============  ===========   ===========

                       See notes to financial statements.

AMERICAN PERFORMANCE FUNDS
U.S. Treasury Fund

                       Schedule of Portfolio Investments
                               February 28, 2001
                                  (Unaudited)

  Principal                                                         Amortized
    Amount                   Security Description                      Cost
 ------------ --------------------------------------------------   ------------
 U.S. Treasury Bill (48.1%):
 $300,000,000 6.10%, 4/19/01....................................   $298,025,198
                                                                   ------------
  Total U.S. Treasury Bill                                          298,025,198
                                                                   ------------
 Repurchase Agreements (52.3%):
   20,000,000 Bear Stearns, 5.36%, 3/1/01, (Purchased on
               2/28/01, proceeds at maturity $20,002,978,
               collateralized by $14,825,000 U.S. Treasury Bond,
               8.88%, 8/15/17, market value $20,417,726)........     20,000,000
  123,705,142 J.P. Morgan Chase & Co., 5.38%, 3/1/01, (Purchased
               on 2/28/01, proceeds at maturity $123,723,629,
               collateralized by $125,796,000 U.S. Treasury
               Note, 4.63%, 2/28/03, market value $126,179,300).    123,705,142
   20,000,000 Morgan Stanley Dean Witter, 5.33%, 3/1/01,
               (Purchased on 2/28/01, proceeds at maturity
               $20,002,961, collateralized by $19,660,000 U.S.
               Treasury Note, 6.00%, 8/15/04, market value
               $20,500,951).....................................     20,000,000

  Principal                                                       Amortized
    Amount                  Security Description                     Cost
 ------------ ------------------------------------------------   ------------
 Repurchase Agreements, continued:
 $140,000,000 SG Cowen, 5.36%, 3/1/01, (Purchased on 2/28/01,
               proceeds at maturity $140,020,844,
               collateralized by $145,581,000 U.S. Treasury
               Bills, Notes, Bonds, 0.00% to 8.75%, 4/19/01 to
               5/15/20, market value $142,823,165)............   $140,000,000
   20,000,000 UBS Warburg, 5.37%, 3/1/01, (Purchased on
               2/28/01, proceeds at maturity $20,002,983,
               collateralized by $16,722,000 U.S. Treasury
               Bond, 7.25%, 8/15/22, market value
               $20,431,313)...................................     20,000,000
                                                                 ------------
  Total Repurchase Agreements                                     323,705,142
                                                                 ------------
  Total Investments (Amortized Cost $621,730,340)(a)--100.4%      621,730,340
  Liabilities in excess of other assets--(0.4)%                    (2,328,145)
                                                                 ------------
  Net Assets--100.0%                                             $619,402,195
                                                                 ============

--------
(a) Cost and value for federal income tax and financial reporting purposes are the same.

                       See notes to financial statements.

AMERICAN PERFORMANCE FUNDS
Cash Management Fund

                       Schedule of Portfolio Investments
                               February 28, 2001
                                  (Unaudited)

  Principal                        Security                         Amortized
   Amount                        Description                           Cost
 ----------- ---------------------------------------------------   ------------
 Commercial Paper (24.8%):
 Automotive (1.3%):
 $10,000,000 Toyota Motor Credit Corp., 5.43%, 3/14/01**........    $ 9,980,392
                                                                   ------------
 Banking (5.3%):
   5,000,000 ABN-AMRO National Finance Corp.,
              5.37%, 4/2/01.....................................      4,976,133
   7,500,000 Deutsche Bank, 5.47%, 3/2/01.......................      7,498,861
   7,500,000 Fortis Funding, 5.45%, 3/1/01**....................      7,499,999
   5,000,000 Lloyds TSB Bank, 5.57%, 3/12/01....................      4,991,490
   5,000,000 Mellon Funding Corp., 5.35%, 3/23/01...............      4,983,653
   6,000,000 UBS Finance, 5.51%, 3/1/01.........................      6,000,000
   1,990,000 UBS Finance, 5.40%, 4/9/01.........................      1,978,359
   1,900,000 UBS Finance, 5.25%, 6/6/01.........................      1,873,123
                                                                   ------------
                                                                     39,801,618
                                                                   ------------
 Beverages (0.7%):
   5,000,000 Coca-Cola Co., 5.31%, 4/2/01.......................      4,976,400
                                                                   ------------
 Chemicals (0.7%):
   5,000,000 BASF AG, 5.48%, 3/2/01**...........................      4,999,239
                                                                   ------------
 Computers & Peripherals (0.7%):
   5,000,000 IBM Credit Corp., 5.45%, 3/19/01...................      4,986,375
                                                                   ------------
 Financial Services (4.6%):
   5,000,000 American Express Credit Corp., 5.60%, 3/12/01......      4,991,444
   2,307,000 Barclays Funding Corp., 5.50%, 3/5/01..............      2,305,590
   5,000,000 Citigroup, Inc., 5.65%, 3/12/01....................      4,991,368
   5,000,000 Credit Suisse First Boston, 5.41%, 5/10/01**.......      4,947,403
   5,000,000 Goldman Sachs Group, Inc., 5.45%, 4/30/01..........      4,954,583
   5,000,000 J.P. Morgan Chase & Co., 5.52%, 3/9/01.............      4,993,868
   2,500,000 J.P. Morgan Chase & Co., 5.45%, 3/15/01............      2,494,701
   2,000,000 Merrill Lynch & Co., Inc., 5.46% 3/1/01............      2,000,000
   2,500,000 Salomon Smith Barney Holdings, Inc.,
              5.51%, 3/2/01.....................................      2,499,617
                                                                   ------------
                                                                     34,178,574
                                                                   ------------
 Food Products & Services (1.6%):
  10,000,000 Nestle Capital, 5.46%, 3/1/01......................     10,000,000
   2,000,000 Unilever Capital Corp., 6.71%, 3/7/01*.............      2,000,000
                                                                   ------------
                                                                     12,000,000
                                                                   ------------

  Principal                        Security                         Amortized
   Amount                        Description                           Cost
 ----------- ---------------------------------------------------   ------------
 Commercial Paper, continued:
 Insurance (3.3%):
 $ 5,000,000 American General Corp.,
              5.62%, 3/16/01....................................   $  4,988,292
  10,000,000 American International Group Funding, 5.42%,
              3/28/01...........................................      9,959,350
   5,000,000 ING America Insurance,
              5.65%, 3/5/01.....................................      4,996,861
   5,000,000 Prudential Funding,
              5.49%, 3/19/01....................................      4,985,975
                                                                   ------------
                                                                     24,930,478
                                                                   ------------
 Oil--Integrated Companies (1.0%):
   7,500,000 Total Fina Elf SA,
              5.47%, 3/6/01**...................................      7,494,302
                                                                   ------------
 Pharmaceuticals (1.3%):
   5,000,000 Glaxo Wellcome PLC,
              5.41%, 3/30/01**..................................      4,978,210
   5,000,000 Pfizer, Inc., 5.04%, 3/26/01**.....................      4,982,500
                                                                   ------------
                                                                      9,960,710
                                                                   ------------
 Printing & Publishing (0.7%):
   5,000,000 New York Times Co.,
              5.47%, 3/1/01.....................................      5,000,000
                                                                   ------------
 Restaurants (0.3%):
   2,500,000 McDonald's Corp.,
              5.45%, 3/1/01**...................................      2,500,000
                                                                   ------------
 Retail--Department Stores (0.7%):
   5,000,000 Wal-Mart Stores, Inc.,
              5.38%, 3/27/01*...................................      4,999,099
                                                                   ------------
 Transportation & Shipping (1.3%):
  10,000,000 United Parcel Service,
              5.42%, 3/1/01.....................................     10,000,000
                                                                   ------------
 Utilities--Electric (1.3%):
   5,000,000 General Electric Capital Corp., 5.35%, 3/9/01......      4,994,056
   5,000,000 General Electric Capital Corp., 5.57%, 3/27/01.....      4,979,886
                                                                   ------------
                                                                      9,973,942
                                                                   ------------
  Total Commercial Paper                                            185,781,129
                                                                   ------------

                                   Continued

AMERICAN PERFORMANCE FUNDS
Cash Management Fund

                  Schedule of Portfolio Investments, Continued
                               February 28, 2001
                                  (Unaudited)

  Principal                        Security                          Amortized
   Amount                         Description                           Cost
 ----------- ----------------------------------------------------   ------------
 Corporate Bonds (4.0%):
 Banking (1.3%):
 $ 5,000,000 Bank of America Corp.,
              5.41%, 5/3/01*.....................................   $  5,000,353
   5,000,000 Wells Fargo & Co.,
              5.51%, 4/24/01*, MTN...............................      4,999,458
                                                                    ------------
                                                                       9,999,811
                                                                    ------------
 Financial Services (2.7%):
   5,000,000 Associates Corp. of America, 5.47%, 3/16/01*........      4,999,880
   5,000,000 FleetBoston Financial Corp., 6.48%, 3/13/01*, MTN...      4,999,883
   5,000,000 Merrill Lynch & Co., Inc.,
              5.57%, 3/14/01*, MTN...............................      5,000,777
   5,000,000 Morgan Stanley Dean Witter, 5.76%, 4/16/01*.........      5,000,840
                                                                    ------------
                                                                      20,001,380
                                                                    ------------
  Total Corporate Bonds                                               30,001,191
                                                                    ------------
 U.S. Government Agencies (49.4%):
 Fannie Mae (15.9%):
     190,000 5.72%, 3/13/01......................................        189,955
  42,444,000 5.63%, 3/15/01......................................     42,443,754
  10,000,000 6.52%, 3/16/01......................................      9,999,808
   5,000,000 6.55%, 3/20/01......................................      4,999,971
  10,000,000 5.38%, 3/22/01*.....................................     10,000,000
   4,300,000 6.45%, 4/23/01......................................      4,305,576
   1,770,000 5.38%, 4/26/01......................................      1,766,803
  20,000,000 6.85%, 7/13/01......................................     20,119,457
  10,000,000 6.73%, 8/23/01......................................     10,001,342
  15,000,000 6.60%, 11/16/01.....................................     15,000,001
                                                                    ------------
                                                                     118,826,667
                                                                    ------------
 Federal Farm Credit Bank (7.5%):
  10,000,000 5.13%, 4/2/01.......................................      9,990,169
   1,375,000 6.17%, 4/2/01.......................................      1,375,000
  20,000,000 5.28%, 4/11/01......................................     19,879,733
  25,000,000 5.20%, 5/1/01.......................................     25,000,000
                                                                    ------------
                                                                      56,244,902
                                                                    ------------
 Federal Home Loan Bank (14.8%):
  10,000,000 5.11%, 3/7/01*......................................     10,000,000
   1,195,000 5.63%, 3/19/01......................................      1,194,488
   5,000,000 5.65%, 3/23/01......................................      4,998,036

  Principal                        Security                         Amortized
   Amount                        Description                           Cost
 ----------- ---------------------------------------------------   ------------
 U.S. Government Agencies, continued:
 Federal Home Loan Bank, continued:
 $10,000,000 6.66%, 4/6/01......................................   $ 10,011,836
   2,000,000 6.50%, 5/15/01.....................................      2,004,415
  10,000,000 6.93%, 6/14/01.....................................     10,000,000
   5,000,000 6.50%, 9/19/01.....................................      4,998,948
   5,105,000 5.57%, 12/17/01....................................      5,090,227
  15,000,000 6.38%, 12/20/01....................................     15,000,000
  10,000,000 5.43%, 1/17/02.....................................     10,000,000
  37,830,000 5.45%, 1/17/02.....................................     37,827,811
                                                                   ------------
                                                                    111,125,761
                                                                   ------------
 Freddie Mac (4.7%):
  10,000,000 5.57%, 3/13/01.....................................      9,981,433
  20,000,000 5.45%, 3/20/01.....................................     19,942,473
   5,000,000 5.75%, 6/15/01.....................................      5,007,508
                                                                   ------------
                                                                     34,931,414
                                                                   ------------
 Student Loan Marketing Assoc. (6.5%):
  20,000,000 5.24%, 3/6/01*.....................................     20,000,000
  10,000,000 6.30%, 3/6/01*.....................................     10,000,000
   9,000,000 5.27%, 3/6/01*.....................................      9,001,015
  10,000,000 5.26%, 3/6/01*.....................................     10,000,000
                                                                   ------------
                                                                     49,001,015
                                                                   ------------
  Total U.S. Government Agencies                                    370,129,759
                                                                   ------------
 U.S. Treasury Bill (6.6%):
  50,000,000 4.82%, 4/5/01......................................     49,769,097
                                                                   ------------
  Total U.S. Treasury Bill                                           49,769,097
                                                                   ------------
 Repurchase Agreements (15.0%):
  20,000,000 Bear Stearns, 5.42%, 3/1/01, (Purchased on 2/28/01,
              proceeds at maturity $20,003,011, collateralized
              by $20,475,000 FHLB, 5.97%, 1/19/05, market value
              $20,412,930)......................................     20,000,000
  52,185,976 J.P. Morgan Chase & Co., 5.46%, 3/1/01, (Purchased
              on 2/28/01, proceeds at maturity $52,193,891,
              collateralized by $53,125,000 FHLB, 5.00%,
              2/28/03, market value $53,231,250)................     52,185,976

                                   Continued

AMERICAN PERFORMANCE FUNDS
Cash Management Fund

                 Schedule of Portfolio Investments, Continued
                               February 28, 2001
                                  (Unaudited)

  Principal                       Security                         Amortized
   Amount                        Description                          Cost
 ----------- --------------------------------------------------   ------------
 Repurchase Agreements, continued:
 $40,000,000 Morgan Stanley Dean Witter, 5.43%, 3/1/01,
              (Purchased on 2/28/01, proceeds at maturity
              $40,006,033, collateralized by $40,580,000 Fannie
              Mae, Freddie Mac, 5.96% to 7.44%, 6/30/03 to
              4/28/14, market value $41,033,139)...............   $ 40,000,000
                                                                  ------------
  Total Repurchase Agreements                                      112,185,976
                                                                  ------------
  Total Investments (Amortized Cost $747,867,152)(a)--99.8%        747,867,152
  Other assets in excess of liabilities--0.2%                        1,837,203
                                                                  ------------
  Net Assets--100.0%                                              $749,704,355
                                                                  ============

--------
(a) Cost and value for federal income tax and financial reporting purposes are the same.

 * Variable rate investments. The rate presented on the Schedule of Portfolio Investments is the rate in effect at February 28, 2001. The date presented reflects the next rate change date.

** Illiquid security. Represents a restricted security, purchased under Rule 144A, Section 4(2), which is exempt from registration under the Securities Act of 1933, as amended.

FHLB--Federal Home Loan Bank
MTN--Medium Term Note
PLC--Public Limited Company

                      See notes to financial statements.

AMERICAN PERFORMANCE FUNDS
Intermediate Tax-Free Bond Fund

                       Schedule of Portfolio Investments
                               February 28, 2001
                                  (Unaudited)

  Shares
    or
 Principal                                                            Market
  Amount                    Security Description                       Value
 --------- ------------------------------------------------------   -----------
 Alternative Minimum Tax Paper (3.2%):
 Illinois (1.3%):
 $350,000  Chicago, O'Hare International Airport Revenue
            Refunding, Series A, 5.60%, 1/1/07, Callable 1/1/03 @
            102*, Insured by: MBIA...............................   $   364,297
                                                                    -----------
 Texas (1.9%):
  250,000  Texas State Student Loan, GO, 6.50%, 8/1/07, Callable
            8/1/02 @ 100*........................................       259,373
  250,000  Texas State Student Loan, GO, 5.75%, 8/1/08, Callable
            8/1/04 @ 100*........................................       260,775
                                                                    -----------
                                                                        520,148
                                                                    -----------
  Total Alternative Minimum Tax Paper                                   884,445
                                                                    -----------
 Municipal Bonds (93.7%):
 Alabama (1.9%):
  500,000  Montgomery, Educational Building Facilities Authority,
            Revenue Bond, Faulkner University Project, 4.95%,
            10/1/14, Callable 10/1/08 @ 102*, Insured by: MBIA...       509,520
                                                                    -----------
 Alaska (2.0%):
  500,000  Alaska State Housing Financial Corp., Series A, 6.10%,
            12/1/06..............................................       551,330
                                                                    -----------
 Arizona (1.9%):
  500,000  Arizona State University Revenue Refunding, Series A,
            5.80%, 7/1/07, Callable 7/1/02 @ 101*................       518,150
                                                                    -----------
 California (2.0%):
  500,000  Folsom, School Facilities Project, GO, Series B,
            6.00%, 8/1/06, Callable 8/1/04 @ 102*, Insured by:
            FGIC.................................................       545,140
                                                                    -----------
 Florida (1.9%):
  500,000  Jacksonville Electrical Authority Revenue, Water and
            Sewer System, Series A, 5.38%, 10/1/14, Callable
            10/1/02 @ 101*, Insured by: FGIC.....................       508,245
                                                                    -----------
 Hawaii (1.9%):
  500,000  Hawaii State Refunding, GO, 5.13%, 2/1/07, Insured by:
            FGIC--TCRS...........................................       527,510
                                                                    -----------
 Illinois (11.9%):
  500,000  Chicago Park District Refunding, GO, 5.45%, 1/1/04,
            Callable 1/1/03 @ 102*, Insured by: FGIC.............       521,860
  400,000  Chicago Park District Refunding, GO, Series A, 5.25%,
            11/15/12, Callable 11/15/08 @ 100*, Insured by: MBIA.       416,960
  250,000  Chicago Project & Referendum, GO, Series B, 5.13%,
            1/1/13, Callable 1/1/06 @ 102*, Insured by: FGIC.....       255,698
  500,000  Chicago School Finance Authority Refunding, GO, Series
            A, 5.38%, 6/1/08, Callable 6/1/03 @ 102*, Insured by:
            FGIC.................................................       520,500
  500,000  Illinois Development Finance Authority, Pollution
            Control Revenue Refunding, Commonwealth Edison Co.,
            5.70%, 1/15/09, Insured by: AMBAC....................       545,300
  500,000  Illinois Health Facilities Authority, Revenue Bond,
            Methodist Medical Center, 5.13%, 11/15/18, Callable
            11/15/08 @ 101*......................................       493,375
  500,000  Illinois Health Facilities Revenue, OSF Healthcare
            System, 5.75%, 11/15/07, Callable 11/15/03 @ 102*....       515,745
                                                                    -----------
                                                                      3,269,438
                                                                    -----------
 Indiana (5.9%):
  500,000  Blackford County School Building, Revenue Bond, First
            Mortgage, 5.10%, 1/15/16, Callable 7/15/06
            @ 101*, Insured by: AMBAC, State Aid Withholding.....       501,710
  600,000  Indiana State Office Building, Revenue Bond, Series B,
            5.25%, 7/1/15, Callable 7/1/03 @ 102*,
            Insured by: AMBAC....................................       603,191
  500,000  South Bend Water Works, Revenue Bond, 4.75%, 1/1/12,
            Callable 1/1/06 @ 101*, Insured by: FSA..............       503,010
                                                                    -----------
                                                                      1,607,911
                                                                    -----------


                                   Continued

AMERICAN PERFORMANCE FUNDS
Intermediate Tax-Free Bond Fund

                  Schedule of Portfolio Investments, Continued
                               February 28, 2001
                                  (Unaudited)

  Shares
    or
 Principal                                                                            Market
  Amount                             Security Description                              Value
 --------- ----------------------------------------------------------------------   -----------
 Municipal Bonds, continued:
 Louisiana (1.9%):
 $500,000  Lousiana Public Facilities Authority, Lousiana Water Co. Project,
            5.45%, 2/1/13, Callable 8/1/07 @ 100*, Insured by: AMBAC..............  $   521,360
                                                                                    -----------
 Michigan (5.7%):
  550,000  Detroit Sewer Disposal, Revenue Bond, Series A, 5.25%, 7/1/15,
            Callable 7/1/05 @ 101*, Insured by: MBIA..............................      561,550
  600,000  Michigan State Building Authority, Revenue Bond, Series I, 4.75%,
            10/15/15, Callable 10/15/09 @ 100*....................................      591,264
  400,000  Novi Michigan Special Assessment, 4.75%, 10/1/14, Callable 10/1/08 @
            100*, Insured by: AMBAC...............................................      398,792
                                                                                    -----------
                                                                                      1,551,606
                                                                                    -----------
 Minnesota (0.8%):
  200,000  Southern Minnesota Municipal Power Agency, Power Supply System
            Revenue, Series B, 5.00%, 1/1/10, Callable 1/1/04 @ 102*, Insured by:
            AMBAC.................................................................      205,874
                                                                                    -----------
 Nevada (6.7%):
  250,000  Clark County, Series A, Limited GO, 6.00%, 7/1/06, Callable 7/1/03 @
            101*..................................................................      264,198
  500,000  Las Vegas, Downtown Redevelopment Agency, Tax Increment Revenue
            Refunding, 5.40%, 6/1/07, Callable 6/1/05 @ 101*, Insured by: FSA.....      525,730
  500,000  Reno, Hospital Revenue, St. Mary's Regional Medical Center, 5.25%,
            5/15/07, Callable 5/15/03 @ 102*, Insured by: MBIA....................      520,050
  500,000  Washoe County Airport Authority, Airport Systems Improvement Revenue
            Refunding, Series A, 5.60%, 7/1/03, Callable 7/1/02 @ 101*, Insured
            by: MBIA..............................................................      516,525
                                                                                    -----------
                                                                                      1,826,503
                                                                                    -----------
 New York (0.4%):
  100,000  Suffolk County Water Authority, Revenue Bond, Series A, 5.00%, 6/1/14,
            Callable 6/1/07 @ 102*,
            Insured by: AMBAC.....................................................      101,889
                                                                                    -----------
 Ohio (3.8%):
  500,000  Ohio Municipal Electric Generation Agency, 5.38%, 2/15/13, Callable
            2/15/03 @ 102*,
            Insured by: AMBAC.....................................................      512,975
  500,000  Ohio State Water Development Authority, Revenue Refunding &
            Improvement, Pure Water, 5.75%,
            12/1/06, Callable 12/1/02 @ 102*, Insured by: MBIA....................      524,705
                                                                                    -----------
                                                                                      1,037,680
                                                                                    -----------
 Oklahoma (17.8%):
  600,000  Edmond, Oklahoma Public Works Authority, Revenue Refunding, 5.00%,
            7/1/15, Callable 7/1/08 @ 100*, Insured by: MBIA......................      602,520
  400,000  Grand River Dam Authority, Revenue Bond, 5.90%, 11/1/08, Callable
            11/2/01 @ 101*, ETM...................................................      428,012
  500,000  Oklahoma City Water Utilities, Revenue Bond, Series A, 5.00%, 7/1/16,
            Callable 7/1/09 @ 100*................................................      498,375
  500,000  Oklahoma City, GO, 5.60%, 5/1/10, Callable 5/1/03 @ 100* ..............      513,010
  500,000  Oklahoma State Housing Finance 510,975 Agency, Multifamily Housing
            Revenue, Series A4, 5.50%, 11/1/25, Callable 5/1/05 @ 100*, Mandatory
            Put 11/1/05, FNMA Collateral..........................................      510,975
  500,000  Tulsa Industrial Authority, Hospital Revenue, St. John's Medical
            Center Project, 5.70%, 2/15/04........................................      526,670
  500,000  Tulsa International Airport, Revenue Refunding, 5.40%, 6/1/03, Insured
            by: FGIC..............................................................      518,775
  540,000  Tulsa Public Facilities Authority, Capital Improvement, Series 1988-B,
            5.70%, 3/1/05, Callable 3/1/03 @ 102*.................................      563,674
  200,000  Tulsa Public Facilities Authority, Revenue Bond, 5.80%, 7/1/01.........      201,462
  500,000  Tulsa Public Facilities Authority, Revenue Refunding, Solid Waste,
            Ogden Martin Systems, 5.65%, 11/1/06, Insured by: AMBAC...............      536,760
                                                                                    -----------
                                                                                      4,900,233
                                                                                    -----------


                                   Continued

AMERICAN PERFORMANCE FUNDS
Intermediate Tax-Free Bond Fund

                  Schedule of Portfolio Investments, Continued
                               February 28, 2001
                                  (Unaudited)

  Shares
    or
 Principal                                                                              Market
  Amount                              Security Description                               Value
 --------- ------------------------------------------------------------------------   -----------
 Municipal Bonds, continued:
 Pennsylvania (5.1%):
 $350,000  Bristol Township School District, GO, Series A, 5.25%, 2/15/09, Callable
            2/15/04 @ 100*,
            Insured by: MBIA, State Aid Withholding................................   $   359,352
  500,000  Harrisburg, Recovery Facilities Revenue Bond, Series A, 5.00%, 9/1/12,
            Callable 9/1/08 @ 101*,
            Insured by: FSA.......................................................        514,875
  500,000  Lackawanna County, GO, Series A, 4.80%, 1/1/13, Callable
            1/1/09 @ 100*, Insured by: FGIC..............................                 504,850
                                                                                      -----------
                                                                                        1,379,077
                                                                                      -----------
 South Carolina (1.3%):
  350,000  Georgetown County, Pollution Control Facilities, Revenue Refunding,
            International Paper Co. Project, 6.25%, 6/15/05, Callable 6/15/02 @
            102*...................................................................       359,905
                                                                                      -----------
 South Dakota (2.8%):
  700,000  South Dakota Housing Development Authority, Homeownership Mortgage,
            Series A, 5.70%, 5/1/08, Callable 5/1/06 @ 102*.......................        752,968
                                                                                      -----------
 Texas (7.6%):
  250,000  Brownsville Utilities System, Revenue Refunding, 6.25%, 9/1/07,
            Callable 9/1/02 @ 100*, Insured by: MBIA...............................       259,193
  400,000  Houston Water & Sewer System, Revenue Refunding, Series B, 6.10%,
            12/1/05, Callable 12/1/02 @ 102*....................................          421,748
  500,000  Katy Independent School District, GO, Series A, 4.80%,
            2/15/14, Callable 2/15/08 @ 100*..........................                    499,895
  500,000  Tarrant County Water Control, Revenue Bond, 4.75%, 3/1/12, Callable
            3/1/03 @ 100*, Insured by: AMBAC......................................        500,850
  400,000  Tomball Independent School District, GO., 4.75%,
            2/15/16, Callable 2/15/09 @ 100*.......................                       387,660
                                                                                      -----------
                                                                                        2,069,346
                                                                                      -----------
 Washington (8.5%):
  400,000  Grays Harbor County Public Utility, Revenue Bond, 5.13%, 1/1/14,
            Callable 1/1/07 @ 100*, Insured by: AMBAC........................             406,936
  500,000  Seattle Municipality Sewer, Revenue Bond, Series X,
            5.50%, 1/1/16, Callable 1/1/03 @ 102*,
            Insured by: FGIC...................................                           509,305
  500,000  Tacoma Electric System, Revenue Refunding, 5.70%,
            1/1/03, Insured by: FGIC...........................                           517,345
  500,000  Washington State Health Care Facilities, Revenue Bond, 5.13%, 12/1/12,
            Callable 12/1/07 @ 101*,
            Insured by: MBIA........................................................      513,990
  350,000  Washington State Health Care Facilities, Revenue Bond, 5.50%, 11/15/13,
            Callable 11/15/08 @ 101*,
            Insured by: AMBAC......................................................       367,808
                                                                                      -----------
                                                                                        2,315,384
                                                                                      -----------
 West Virginia (1.9%):
  500,000  Pleasants County Pollution Control, Revenue
            Bond, 4.70%, 11/1/07.......................                                   507,120
                                                                                      -----------
  Total Municipal Bonds                                                                25,566,189
                                                                                      -----------


                                   Continued

AMERICAN PERFORMANCE FUNDS
Intermediate Tax-Free Bond Fund

                  Schedule of Portfolio Investments, Continued
                               February 28, 2001
                                  (Unaudited)

  Shares
    or
 Principal                                                            Market
  Amount                      Security Description                     Value
 --------- ------------------------------------------------------   -----------
 Investment Companies (2.4%):
  654,181 SEI Institutional Tax Free Fund.........................    $ 654,181
                                                                    -----------
  Total Investment Companies                                            654,181
                                                                    -----------
  Total Investments (Cost $26,217,069)(a)--99.3%                     27,104,815
  Other assets in excess of liabilities--0.7%                           201,483
                                                                    -----------
  Total Net Assets--100.0%                                          $27,306,298
                                                                    ===========

--------
(a) Represents cost for federal income tax and financial reporting purposes and differs from value by net unrealized appreciation of securities as follows:

      Unrealized appreciation............. $898,579
      Unrealized depreciation.............  (10,833)
                                           --------
      Net unrealized appreciation......... $887,746
                                           ========

* Represents next call date. Additional subsequent call dates and amounts also apply to this security.

AMBAC--American Municipal Bond Assurance Corp.
ETM--Escrowed to Maturity
FGIC--Financial Guaranty Insurance Corporation
FSA--Financial Security Assurance
GO--General Obligation Bond
MBIA--Municipal Bond Insurance Association
TCRS--Transferable Custodial Receipts


                       See notes to financial statements.

AMERICAN PERFORMANCE FUNDS
Short-Term Income Fund

                       Schedule of Portfolio Investments
                               February 28, 2001
                                  (Unaudited)

   Shares
     or
 Principal                                                            Market
   Amount                    Security Description                      Value
 ---------- -----------------------------------------------------   -----------
 Asset Backed Securities (0.5%):
 $    2,758 AFC Home Equity Loan Trust, Series 1993-2, Class A,
             6.00%, 1/20/13......................................   $     2,774
     42,290 CoreStates Home Equity Trust, Series 1993-2, Class A,
             5.10%, 3/15/09......................................        42,301
     86,177 Countrywide Asset-Backed Certificates, Series 1997-1,
             Class A4, 6.95%, 5/25/21............................        87,141
      9,503 Crown Home Equity Loan Trust, Series 1996-1, Class
             A3, 6.81%, 6/25/11..................................         9,474
     19,125 First Plus Home Loan Trust, Series 1997-2, Class A7,
             7.54%, 4/10/23......................................        19,392
    128,436 Nomura Asset Securities Corp., Series 1995-2, Class
             2M, 7.12%, 1/25/26..................................       130,987
     17,994 The Money Store Home Equity Trust, Series 1992-B,
             Class A, 6.90%, 7/15/07.............................        17,995
                                                                    -----------
  Total Asset Backed Securities                                         310,064
                                                                    -----------
 Collateralized Mortgage Obligations (88.0%):
  2,071,615 BA Mortgage Securities, Inc., Series 1998-4, Class
             2A3, 6.50%, 8/25/13.................................     2,047,500
     26,491 Bear Stearns Mortgage Securities, Inc., Series 1993-
             4, Class A10, 7.10%, 4/25/24........................        26,524
    552,683 Bear Stearns Mortgage Securities, Inc., Series 1993-
             10, Class A9, 7.20%, 7/25/24........................       558,426
      3,532 Chase Mortgage Finance Corp., Series 1992-L2, Class
             2A10, 7.50%, 4/25/20................................         3,518
     59,630 Chase Mortgage Finance Corp., Series 1992-K, Class
             A5, 7.50%, 10/25/24.................................        59,398
     66,682 Chase Mortgage Finance Corp., Series 1993-N, Class
             A5, 6.75%, 11/25/24.................................        67,073
     29,791 Chase Mortgage Finance Corp., Series 1994-L, Class
             2A9, 7.50%, 11/25/25................................        29,693
     40,310 Chase Mortgage Finance Corp., Series 1994-L, Class
             2A8, 8.63%, 11/25/25................................        40,191

   Shares
     or
 Principal                                                              Market
   Amount                     Security Description                      Value
 ---------- -------------------------------------------------------   ----------
 Collateralized Mortgage Obligations, continued:
 $   53,556 CMC Securities Corp., Series 1994-H1, Class 30A3,
             8.25%, 10/25/24.......................................   $   54,049
     43,376 Collateralized Mortgage Obligation Trust, Series 54,
             Class C, 9.25%, 11/1/13...............................       44,366
     21,122 Countrywide Funding Corp., Series 1994-10, Class A5,
             6.00%, 5/25/09........................................       21,040
    111,705 Countrywide Funding Corp., Series 1994-13, Class A8,
             6.50%, 6/25/09........................................      112,244
    421,000 Countrywide Funding Corp., Series 1994-9, Class A7,
             6.50%, 5/25/24........................................      422,158
    108,000 Countrywide Funding Corp., 7.75%, 7/25/24, Series 1994-
             17, Class A8..........................................      111,187
    516,712 Countrywide Funding Corp., Series 1994-17, Class A7,
             7.88%, 7/25/24........................................      526,004
     88,000 Countrywide Funding Corp., Series 1994-19, Class A6,
             8.50%, 12/25/24.......................................       89,667
     99,714 Countrywide Funding Corp., Series 1995-4, Class A6,
             7.50%, 9/25/25........................................      100,573
    792,809 Countrywide Home Loan, Series 1997-1, Class A4, 7.40%,
             3/25/27...............................................      792,262
    146,814 Countrywide Home Loan, Series 1997-1, Class A8, 7.50%,
             3/25/27...............................................      146,797
    950,237 Countrywide Home Loan, Series 1998-2, Class A1, 6.50%,
             3/25/28...............................................      952,594
    241,264 Countrywide Home Loan, Series 1998-13, Class A1, 6.75%,
             8/25/28...............................................      242,933
    572,548 Countrywide Home Loans, Series 2000-1, Class A1, 7.50%,
             2/25/30...............................................      578,124
     80,000 Countrywide Mortgage Backed Securities, Inc., Series
             1993-E, Class A6, 6.50%, 1/25/24......................       80,474
     98,793 Countrywide Mortgage Backed Securities, Inc., Series
             1994-G, Class A3, 6.50%, 4/25/24......................       98,797
    772,124 Countrywide Mortgage Trust, Series 1993-1, Class A7,
             7.55%, 4/25/23........................................      773,244
     22,000 Fannie Mae, Series 1992-41, Class G, 8.00%, 3/25/05....       22,212
     22,841 Fannie Mae, Series G92-44, Class H, 8.00%, 11/25/06....       22,921
     21,597 Fannie Mae, Series 1992-47, Class J, 8.00%, 2/25/07....       21,879
     87,867 Fannie Mae, Series 1993-211, Class PG, 6.00%, 3/25/07..       88,118

                                   Continued

AMERICAN PERFORMANCE FUNDS
Short-Term Income Fund

                  Schedule of Portfolio Investments, Continued
                               February 28, 2001
                                  (Unaudited)

   Shares
     or
 Principal                                                             Market
   Amount                    Security Description                       Value
 ---------- ------------------------------------------------------   -----------
 Collateralized Mortgage Obligations, continued:
 $  235,000 Fannie Mae, Series 1992-196, Class J, 6.00%, 11/25/07.   $   234,539
     20,493 Fannie Mae, Series 1992-203, Class K, 6.50%, 11/25/07.        20,437
     25,000 Fannie Mae, Series G92-44, Class HA, 8.00%, 1/25/08...        25,332
     38,618 Fannie Mae, Series G93-11, Class H, 6.00%, 12/25/08...        38,616
    100,000 Fannie Mae, Series 1992-124, Class D, 7.00%, 4/25/10..       101,277
     32,885 Fannie Mae, 8.00%, 3/25/17, Class B, Class 1994-82,
             Class B..............................................        33,197
    105,000 Fannie Mae, Series 1997-24, Class PD, 6.75%, 7/18/17..       105,513
     38,145 Fannie Mae, Series 1993-145, Class A, 6.00%, 8/25/17..        38,023
      6,908 Fannie Mae, Series 1994-36, Class CB, 5.88%, 3/25/18..         6,885
        124 Fannie Mae, Series 1988-26, Class C, 7.50%, 7/25/18...           124
     32,375 Fannie Mae, Series 1992-58, Class J, 6.50%, 12/25/18..        32,262
     34,006 Fannie Mae, Series 1992-202, Class G, 7.50%, 12/25/18.        34,057
      9,584 Fannie Mae, Series 1992-148, Class B, 7.00%, 4/25/19..         9,597
    155,907 Fannie Mae, Series 1991-141, Class PH, 7.50%, 4/25/19.       156,540
     94,678 Fannie Mae, Series G93-34, Class PG, 6.00%, 6/25/19...        94,567
        813 Fannie Mae, Series 1992-159, Class PH, 6.50%, 6/25/19.           810
    298,937 Fannie Mae, Series 1993-144, Class C, 7.00%, 7/25/19..       300,285
     55,360 Fannie Mae, Series 1991-132, Class G, 7.50%, 8/25/19..        55,480
    121,000 Fannie Mae, Series 1992-58, Class L, 6.00%, 9/25/19...       120,951
    225,000 Fannie Mae, Series 1992-188, Class PJ, 7.50%,
             10/25/19.............................................       230,344
    111,326 Fannie Mae, Series 1992-198, Class J, 6.50%, 12/25/19.       111,478
    110,503 Fannie Mae, Series 1992-161, Class D, 7.00%, 3/25/20..       110,164
     98,280 Fannie Mae, Series G92-15, Class G, 7.00%, 4/25/20....        99,101

   Shares
     or
 Principal                                                             Market
   Amount                    Security Description                       Value
 ---------- ------------------------------------------------------   -----------
 Collateralized Mortgage Obligations, continued:
 $   94,636 Fannie Mae, Series 1992-41, Class PU, 8.00%, 5/25/20..   $    94,474
     29,162 Fannie Mae, Series 1992-185, Class G, 7.15%, 8/25/20..        29,079
     38,045 Fannie Mae, Series 1991-176, Class PJ, 7.00%,
             10/25/20.............................................        37,960
    227,002 Fannie Mae, Series 1991-14, Class H, 7.00%, 10/25/20..       229,265
      2,315 Fannie Mae, Series 1992-103, Class JA, 7.50%,
             11/25/20.............................................         2,308
    126,544 Fannie Mae, Series 1992-27, Class PM, 7.00%, 1/25/21..       126,587
     34,000 Fannie Mae, Series 1993-29, Class D, 7.00%, 2/25/21...        34,157
     99,000 Fannie Mae, Series 1991-176, Class PK, 7.00%, 2/25/21.        99,495
    420,203 Fannie Mae, Series 1992-135, Class J, 7.50%, 2/25/21..       425,023
    296,089 Fannie Mae, Series 693-3, Class H, 7.00%, 3/25/21.....       298,558
     28,404 Fannie Mae, Series 1992-83, Class G, 7.00%, 3/25/21...        28,496
     56,742 Fannie Mae, Series 1993-2, Class PH, 7.35%, 3/25/21...        56,989
     89,594 Fannie Mae, Series G92-11, Class J, 7.00%, 4/25/21....        89,750
    175,744 Fannie Mae, Series 1992-15, Class J, 7.00%, 4/25/21...       176,771
     46,000 Fannie Mae, Series 1992-185, Class H, 7.25%, 4/25/21..        46,328
      4,518 Fannie Mae, Series 1992-79, Class K, 7.50%, 4/25/21...         4,502
        857 Fannie Mae, Series 1991-148, Class K, 7.50%, 5/25/21..           854
     63,037 Fannie Mae, Series 1992-131, Class H, 7.50%, 6/25/21..        62,968
    196,093 Fannie Mae, Series 1992-34, Class GA, 8.00%, 6/25/21..       199,475
      1,439 Fannie Mae, Series 1992-123, Class D, 7.50%, 8/25/21..         1,435
     18,983 Fannie Mae, Series 1991-108, Class J, 7.00%, 9/25/21..        19,200
    107,459 Fannie Mae, Series 1992-117, Class L, 7.50%, 9/25/21..       107,782
     31,606 Fannie Mae, Series 1992-117, Class LA, 8.00%, 9/25/21.        31,762

                                   Continued

AMERICAN PERFORMANCE FUNDS
Short-Term Income Fund

                  Schedule of Portfolio Investments, Continued
                               February 28, 2001
                                  (Unaudited)

   Shares
     or
 Principal
   Amount                    Security Description                   Market Value
 ---------- -----------------------------------------------------   ------------
 Collateralized Mortgage Obligations, continued:
 $  152,000 Fannie Mae, Series 1992-161, Class G, 7.50%,
             11/25/21............................................   $    154,204
    140,284 Fannie Mae, Series 1992-49, Class KA, 8.00%,
             11/25/21............................................        143,729
     71,780 Fannie Mae, Series 1991-165, Class L, 7.50%,
             12/25/21............................................         73,036
    194,394 Fannie Mae, Series 1992-11, Class E, 8.00%, 12/25/21.        200,072
     40,000 Fannie Mae, Series 1993-9, Class PH, 7.00%, 1/25/22..         40,426
    215,334 Fannie Mae, Series 1992-34, Class G, 8.00%, 3/25/22..        221,890
     85,600 Fannie Mae, Series 1992-82, Class E, 7.00%, 4/25/22..         87,082
     75,761 Fannie Mae, Series 1992-149, Class G, 7.00%, 6/25/22.         76,757
     30,058 Fannie Mae, Series 1993-225, Class UC, 6.25%,
             9/25/22.............................................         30,027
    204,579 Fannie Mae, Series 1992-172, Class K, 7.00%, 9/25/22.        206,416
    108,719 Fannie Mae, Series G92-61, Class G, 7.00%, 10/25/22..        110,073
     95,299 Fannie Mae, Series 1993-225, Class NB, 6.50%,
             12/25/22............................................         95,772
     16,542 Fannie Mae, Series 1993-27, Class A, 5.50%, 2/25/23..         16,468
        579 Fannie Mae, Series 1993-41, Class J, 6.00%, 3/25/23..            577
      4,495 Fannie Mae, Series 1993-155, Class LA, 6.50%,
             5/25/23.............................................          4,485
    185,154 Fannie Mae, Series 1993-252, Class M, 6.50%, 5/25/23.        187,292
    308,654 Fannie Mae, Series 1994-89, Class C, 8.00%, 6/25/23..        312,663
      7,433 Fannie Mae, Series 1994-38, Class A, 7.00%, 7/25/23..          7,432
         54 Fannie Mae, Series 1993-147, Class N, 7.00%, 8/25/23.             53
     54,337 Fannie Mae, Series 1993-160, Class H, 6.50%, 9/25/23.         54,428
      7,458 Fannie Mae, Series 1994-75, Class M, 7.00%, 10/25/23.          7,458
    186,706 Fannie Mae, Series G94-7, Class A, 7.50%, 11/17/23...        187,903
  2,500,000 Fannie Mae, Series 1997-60, Class PD, 6.50%, 1/18/24.      2,520,874

   Shares
     or
 Principal                                                            Market
   Amount                    Security Description                      Value
 ---------- ------------------------------------------------------  -----------
 Collateralized Mortgage Obligations, continued:
 $  124,566 Fannie Mae, Series 1994-62, Class H, 7.00%, 3/25/24...  $   125,431
      2,970 Fannie Mae, Series 1994-42, Class L, 6.50%, 4/25/24...        2,968
     76,437 Fannie Mae, Series 1997-12, Class G, 7.00%, 7/18/24...       76,854
     10,000 Fannie Mae, Series 1997-27, Class BL, 7.00%, 9/18/24..       10,073
     67,000 Fannie Mae, Series 1996-46, Class H, 7.25%, 9/25/24...       68,180
     33,098 Fannie Mae, Series 1997-55, Class A, 7.00%, 3/18/26...       33,351
    750,754 Fannie Mae, Series 1998-24, Class J, 6.50%, 5/18/28...      757,128
     12,199 Financial Asset Securitization, Inc., Series 1997-
             NAM2, Class FA8, 10.00%, 7/25/27.....................       12,309
      2,909 Freddie Mac, Series 1215, Class G, 6.75%, 6/15/06.....        2,910
     86,820 Freddie Mac, Series 1106, Class E, 7.50%, 7/15/06.....       87,678
     75,341 Freddie Mac, Series 1203, Class H, 6.00%, 1/15/07.....       75,563
     37,971 Freddie Mac, Series 1475, Class O, 7.00%, 2/15/08.....       38,467
    129,151 Freddie Mac, Series 1679, Class H, 6.00%, 11/15/08....      130,603
        952 Freddie Mac, Series 1647, Class B, 6.50%, 11/15/08....          958
     97,475 Freddie Mac, Series 1667, Class C, 6.00%, 1/15/09.....       97,766
    109,268 Freddie Mac, Series 1595, Class B, 6.00%, 10/15/13....      109,272
     47,688 Freddie Mac, Series 2198, Class PK, 6.75%, 11/15/16...       48,295
     50,000 Freddie Mac, Series 1218, Class I, 6.50%, 1/15/17.....       50,266
      5,955 Freddie Mac, Series 35, Class PE, 7.25%, 6/17/18......        5,943
      2,012 Freddie Mac, Series 1518, Class C, 7.00%, 3/15/19.....        2,011
     85,562 Freddie Mac, Series 1552, Class F, 6.00%, 6/15/19.....       85,643
    100,000 Freddie Mac, Series 1656, Class B, 6.25%, 1/15/20.....      100,225
     48,924 Freddie Mac, Series 1499, Class B, 6.75%, 2/15/20.....       49,093

                                   Continued

AMERICAN PERFORMANCE FUNDS
Short-Term Income Fund

                  Schedule of Portfolio Investments, Continued
                               February 28, 2001
                                  (Unaudited)

   Shares
     or
 Principal                                                             Market
   Amount                     Security Description                      Value
 ---------- -------------------------------------------------------  -----------
 Collateralized Mortgage Obligations, continued:
 $   78,000 Freddie Mac, Series 1715, Class K, 7.00%, 9/15/20......  $    78,959
     16,960 Freddie Mac, Series 1288, Class H, 7.00%, 11/15/20.....       16,964
     32,224 Freddie Mac, Series 1383, Class DB, 7.50%, 11/15/20....       32,182
     28,072 Freddie Mac, Series 1210, Class H, 6.75%, 12/15/20.....       28,122
     60,000 Freddie Mac, Series 1035, Class F, 7.00%, 12/15/20.....       60,715
      9,886 Freddie Mac, Series 1186, Class H, 7.50%, 12/15/20.....        9,887
    106,000 Freddie Mac, Series 1622, Class B, 6.25%, 1/15/21......      107,255
     77,157 Freddie Mac, Series 1207, Class K, 6.75%, 1/15/21......       77,568
      7,569 Freddie Mac, Series 1177, Class I, 6.95%, 1/15/21......        7,556
    142,997 Freddie Mac, Series 114, Class H, 6.95%, 1/15/21.......      144,227
    271,028 Freddie Mac, Series 1228, Class G, 7.00%, 1/15/21......      272,687
    100,945 Freddie Mac, Series 1069, Class I, 6.95%, 2/15/21......      101,868
     47,636 Freddie Mac, Series 115, Class I, 7.00%, 2/15/21.......       48,150
     60,412 Freddie Mac, Series 1289, Class PL, 7.50%, 2/15/21.....       60,492
     10,587 Freddie Mac, Series 1646, Class MA, 6.50%, 3/15/21.....       10,581
     62,259 Freddie Mac, Series 1406, Class G, 6.75%, 3/15/21......       62,631
     50,566 Freddie Mac, Series 1394, Class GB, 7.00%, 3/15/21.....       51,091
    135,948 Freddie Mac, Series 1206, Class H, 7.00%, 3/15/21......      136,895
    292,607 Freddie Mac, Series 1350, Class H, 7.50%, 3/15/21......      296,756
     74,598 Freddie Mac, Series 1603, Class F, 5.75%, 4/15/21......       74,626
     63,883 Freddie Mac, Series 139, Class G, 7.00%, 4/15/21.......       64,523
    154,115 Freddie Mac, Series 1370, Class H, 7.00%, 5/15/21......      154,746
     84,251 Freddie Mac, Series 1351, Class TD, 7.00%, 5/15/21.....       84,733

   Shares
     or
 Principal                                                             Market
   Amount                     Security Description                      Value
 ---------- -------------------------------------------------------  -----------
 Collateralized Mortgage Obligations, continued:
 $  223,871 Freddie Mac, Series 1418, Class C, 7.50%, 5/15/21......  $   225,859
    147,580 Freddie Mac, Series 1302, Class PJ, 8.00%, 5/15/21.....      148,581
     40,093 Freddie Mac, Series 1714, Class LD, 7.00%, 6/15/21.....       40,189
    112,985 Freddie Mac, Series 1265, Class J, 7.00%, 6/15/21......      113,495
      2,725 Freddie Mac, Series 1237, Class I, 8.00%, 6/15/21......        2,732
    366,246 Freddie Mac, Series 1702-B, Class L, 7.00%, 7/15/21....      371,970
     71,987 Freddie Mac, Series 1358, Class I, 7.00%, 7/15/21......       72,010
     67,449 Freddie Mac, Series 1255, Class G, 7.50%, 7/15/21......       67,892
    129,000 Freddie Mac, Series 1212, Class H, 8.00%, 8/15/21......      133,495
    129,788 Freddie Mac, Series 1241, Class J, 7.00%, 9/15/21......      130,613
     41,200 Freddie Mac, Series 1311, Class J, 7.50%, 9/15/21......       41,460
     92,000 Freddie Mac, Series 1674, Class B, 6.05%, 10/15/21.....       91,872
    126,506 Freddie Mac, Series 1397, Class D, 7.00%, 10/15/21.....      127,037
    369,292 Freddie Mac, Series 1173, Class E, 6.50%, 11/15/21.....      368,350
      5,159 Freddie Mac, Series 1638, Class J, 6.50%, 11/15/21.....        5,156
    208,659 Freddie Mac, Series 1163, Class JA, 7.00%, 11/15/21....      209,679
     64,260 Freddie Mac, Series 1315, Class I, 7.00%, 11/15/21.....       64,641
    112,000 Freddie Mac, Series 1355, Class K, 7.30%, 11/15/21.....      112,915
     55,000 Freddie Mac, Series 1568, Class B, 6.50%, 2/15/22......       55,333
    111,000 Freddie Mac, Series 1217, Class I, 7.00%, 3/15/22......      111,322
    260,991 Freddie Mac, Series 1384, Class C, 7.00%, 7/15/22......      264,628
    189,000 Freddie Mac, Series 1312, Class I, 8.00%, 7/15/22......      195,341
      2,604 Freddie Mac, Series 1653, Class B, 6.00%, 8/15/22......        2,601

                                   Continued

AMERICAN PERFORMANCE FUNDS
Short-Term Income Fund

                  Schedule of Portfolio Investments, Continued
                               February 28, 2001
                                  (Unaudited)

   Shares
     or
 Principal                                                            Market
   Amount                    Security Description                      Value
 ---------- ------------------------------------------------------  -----------
 Collateralized Mortgage Obligations, continued:
 $   21,512 Freddie Mac, Series 1474, Class C, 7.00%, 10/15/22....  $    21,649
    101,000 Freddie Mac, Series 1411, Class O, 7.00%, 11/15/22....      100,364
    154,098 Freddie Mac, Series 1486, Class C, 7.00%, 11/15/22....      155,565
     22,805 Freddie Mac, Series 1905, Class B, 7.00%, 12/15/22....       22,835
     67,623 Freddie Mac, Series 1648, Class JA, 6.00%, 1/15/23....       67,660
    126,000 Freddie Mac, Series 1643, Class E, 6.50%, 5/15/23.....      130,028
     20,052 Freddie Mac, Series 1543, Class XU, 7.00%, 5/15/23....       20,060
     74,903 Freddie Mac, Series 1753, Class CB, 8.13%, 5/15/23....       75,186
    170,000 Freddie Mac, Series 1543, Class XV, 7.00%, 7/15/23....      171,599
     40,445 Freddie Mac, Series 1652, Class L, 7.00%, 1/15/24.....       40,911
     94,000 Freddie Mac, Series 1931, Class J, 7.50%, 2/15/24.....       94,827
    496,547 Freddie Mac, Series 1853, Class B, 7.50%, 4/15/24.....      503,830
     99,854 Freddie Mac, Series 1881, Class H, 7.50%, 5/15/24.....      101,287
     25,188 Freddie Mac, Series 1729, Class M, 7.50%, 5/15/24.....       25,373
     15,949 Freddie Mac, Series 1935, Class CA, 7.50%, 9/15/24....       15,975
     53,156 Freddie Mac, Series 1935, Class JC, 7.00%, 12/15/24...       53,739
    125,000 Freddie Mac, Series 1932, Class B, 7.00%, 6/15/25.....      126,438
    303,000 Freddie Mac, Series 1983, Class U, 7.00%, 11/17/25....      305,250
    236,926 Freddie Mac, Series 2152, Class AC, 7.50%, 1/15/26....      244,179
    673,826 Freddie Mac, Series 2136, Class AJ, 6.50%, 7/15/26....      670,830
     73,000 Freddie Mac, Series 53, Class A, 7.13%, 7/20/26.......       74,180
     85,921 Freddie Mac, Series 2149, Class EA, 6.50%, 9/15/26....       86,090
  1,800,000 General Electric Capital Mortgage Services, Inc.,
             Series 1998-9, Class A11, 6.75%, 6/25/28.............    1,791,540

   Shares
     or
 Principal                                                            Market
   Amount                    Security Description                      Value
 ---------- ------------------------------------------------------  -----------
 Collateralized Mortgage Obligations, continued:
 $  143,647 General Electric Capital Mortgage Services, Inc.,
             Series 1996-5, Class A3, 7.35%, 3/25/11..............  $   144,516
     39,954 General Electric Capital Mortgage Services, Inc.,
             Series 1193-12, Class A3, 6.50%, 10/25/23............       40,124
     46,623 General Electric Capital Mortgage Services, Inc.,
             Series 1993-12, Class A2, 6.50%, 10/25/23............       47,025
     54,773 General Electric Capital Mortgage Services, Inc.,
             Series 1994-18, Class A4, 7.75%, 8/25/24.............       55,111
    414,000 General Electric Capital Mortgage Services, Inc.,
             Series 1994-29, Class A6, 6.50%, 11/25/24............      413,669
    606,835 General Electric Capital Mortgage Services, Inc.,
             Series 1996-11, Class A3, 7.50%, 7/25/26.............      605,785
  1,438,838 General Electric Capital Mortgage Services, Inc.,
             Series 1997-3, Class A12, 7.50%, 4/25/27.............    1,439,529
    412,000 General Electric Capital Mortgage Services, Inc.,
             Series 1997-4, Class A10, 7.50%, 5/25/27.............      416,913
     59,736 General Electric Capital Mortgage Services, Inc.,
             Series 1997-5, Class A3, 7.50%, 6/25/27..............       59,824
    750,000 General Electric Capital Mortgage Services, Inc.,
             Series 1995-W, Class A5, 6.75%, 10/25/27.............      749,033
     53,431 General Electric Capital Mortgage Services, Inc.,
             Series 1997-9, Class 2A4, 7.00%, 10/25/27............       53,361
  1,000,000 General Electric Capital Mortgage Services, Inc.,
             Series 1997-12, Class A3, 7.00%, 12/25/27............    1,012,872
     50,000 General Electric Capital Mortgage Services, Inc.,
             Series 1999-17, Class A7, 7.25%, 9/25/29.............       50,521
      5,610 Government National Mortgage Assoc., Series 1996-22,
             Class B, 7.00%, 8/16/17..............................        5,601
     11,270 Government National Mortgage Assoc., Series 1658,
             Class AC, 6.00%, 10/15/19............................       11,273

                                   Continued

AMERICAN PERFORMANCE FUNDS
Short-Term Income Fund

                  Schedule of Portfolio Investments, Continued
                               February 28, 2001
                                  (Unaudited)

   Shares
     or
 Principal                                                            Market
   Amount                    Security Description                      Value
 ---------- ------------------------------------------------------  -----------
 Collateralized Mortgage Obligations, continued:
 $   20,225 Government National Mortgage Assoc., Series 1996-26,
             Class B, 7.00%, 12/16/20.............................  $    20,205
  1,000,000 Government National Mortgage Assoc., Series 2001-6,
             Class YA, 7.00%, 4/20/21.............................    1,012,813
      3,712 Government National Mortgage Assoc., Series 1995,
             Class C, 7.35%, 7/20/21..............................        3,713
    101,628 Government National Mortgage Assoc., Series 1994-6,
             Class J, 8.00%, 2/16/22..............................      102,777
    354,000 Government National Mortgage Assoc., Series 1995-8,
             Class GA, 7.00%, 12/20/22............................      361,423
    287,000 Government National Mortgage Assoc., Series 1995-8,
             Class G, 7.00%, 12/20/22.............................      293,318
    251,406 Government National Mortgage Assoc., Series 1996-15,
             Class CA, 7.50%, 1/20/24.............................      254,246
    420,015 Government National Mortgage Assoc., Series 1997-6,
             Class B, 7.50%, 5/20/24..............................      425,191
     58,824 Government National Mortgage Assoc., Series 1997-4,
             Class B, 7.00%, 8/20/26..............................       59,104
    188,269 Headlands Mortgage Securities, Inc., Series 1997-5,
             Class A1, 6.75%, 11/25/27............................      189,069
    191,911 Housing Securities, Inc., Series 1992-B, Class 5,
             8.50%, 3/25/22.......................................      191,180
    811,468 Independent National Mortgage Corp., Series 1994-L,
             Class A6, 8.00%, 8/25/24.............................      827,080
    616,374 Independent National Mortgage Corp., Series 1994-O,
             Class A5, 8.50%, 9/25/24.............................      625,602
     18,710 Independent National Mortgage Corp., Series 1994-N,
             Class A7, 8.25%, 10/25/24............................       18,710
    128,075 Independent National Mortgage Corp., Series 1994-T,
             Class A3, 8.13%, 11/25/24............................      129,107
    163,438 Independent National Mortgage Corp., Series 1994-T,
             Class A5, 8.38%, 11/25/24............................      164,990

   Shares
     or
 Principal                                                              Market
   Amount                     Security Description                       Value
 ---------- -------------------------------------------------------   -----------
 Collateralized Mortgage Obligations, continued:
 $  215,626 Independent National Mortgage Corp., Series 1994-U,
             Class A4, 8.38%, 12/25/24.............................   $   216,249
     40,078 Independent National Mortgage Corp., Series 1994-U,
             Class A6, 8.63%, 12/25/24.............................        40,219
     55,000 Independent National Mortgage Corp., Series 1995-A,
             Class A6, 8.65%, 3/25/25..............................        56,260
    247,528 Independent National Mortgage Corp., Series 1995-A,
             Class A5, 8.75%, 3/25/25..............................       253,397
      4,117 Independent National Mortgage Corp., Series 1995-H,
             Class A12, 8.00%, 6/25/25.............................         4,099
     53,505 Independent National Mortgage Corp., Series 1995-M,
             Class A2, 7.50%, 9/25/25..............................        53,543
    236,040 Independent National Mortgage Corp., Series 1995-N,
             Class A4, 7.50%, 10/25/25.............................       236,507
    268,000 Independent National Mortgage Corp., Series 1995-W,
             Class A6, 7.13%, 2/25/26..............................       267,571
     50,000 Independent National Mortgage Corp., Series 1995-W,
             Class A5, 7.13%, 2/25/26..............................        49,801
     89,000 Independent National Mortgage Corp., Series 1995-V,
             Class A10, 7.13%, 2/25/26.............................        89,000
    243,000 Independent National Mortgage Corp., Series 1996-D,
             Class A6, 7.00%, 5/25/26..............................       245,136
     26,129 Investors Government National Mortgage Association,
             Mortgage Backed Securities Trust, Inc., Series 1984-2,
             Class E, 7.88%, 4/25/08...............................        26,771
    331,169 Norwest Asset Securities Corp., Series 1996-4, Class
             A3, 7.75%, 9/25/26....................................       333,514
    301,000 Norwest Asset Securities Corp., Series 1996-3, Class
             A8, 7.25%, 9/25/26....................................       306,635
     59,000 Norwest Asset Securities Corp., Series 1997-4, Class
             A8, 7.50%, 3/25/27....................................        59,719

                                   Continued

AMERICAN PERFORMANCE FUNDS
Short-Term Income Fund

                  Schedule of Portfolio Investments, Continued
                               February 28, 2001
                                  (Unaudited)

   Shares
     or
 Principal                                                            Market
   Amount                    Security Description                      Value
 ---------- ------------------------------------------------------  -----------
 Collateralized Mortgage Obligations, continued:
 $  195,060 Norwest Asset Securities Corp., Series 1997-6, Class
             A2, 7.75%, 5/25/27...................................  $   195,696
    250,000 Norwest Asset Securities Corp., Series 1999-20, Class
             A13, 6.75%, 8/25/29..................................      251,610
     87,000 PNC Mortgage Securities Corp., Series 1996-1, Class
             A15, 7.40%, 6/25/26..................................       87,238
    289,000 PNC Mortgage Securities Corp., Series 1996-1, Class
             A9, 7.75%, 6/25/26...................................      297,534
  2,003,018 PNC Mortgage Securities Corp., Series 1998-14, Class
             1A7, 6.25%, 1/25/29..................................    2,013,975
    359,440 PNC Mortgage Securities Corp., Series 1999-3, Class
             4A1, 6.75%, 4/25/29..................................      362,010
    500,055 PNC Mortgage Securities Corp., Series 2000-1, Class
             1A1, 7.50%, 2/25/30..................................      506,566
     63,796 PNC Mortgage Securities Corp., Series 1996-3, Class
             A3, 7.25%, 12/25/26..................................       63,669
    116,823 Prudential Home Mortgage Securities, Series 1992-34,
             Class A4, 7.00%, 11/25/07............................      116,841
    380,609 Prudential Home Mortgage Securities, Series 1992-29,
             Class A9, 8.00%, 10/25/22............................      390,729
    337,801 Prudential Home Mortgage Securities, Series 1992-47,
             Class A10, 8.00%, 1/25/23............................      338,420
     88,938 Prudential Home Mortgage Securities, Series 1992-51,
             Class A10, 7.75%, 2/25/23............................       88,763
    402,209 Prudential Home Mortgage Securities, Series 1993-62,
             Class A6, 6.50%, 7/25/23.............................      403,033
     56,806 Prudential Home Mortgage Securities, Series 1993-38,
             Class A3, 6.15%, 9/25/23.............................       56,691
    250,000 Prudential Home Mortgage Securities, Series 1994-2,
             Class A8, 6.75%, 2/25/24.............................      251,330
    194,623 Prudential Home Mortgage Securities, Series 1994-15,
             Class A5, 6.80%, 5/25/24.............................      195,791

   Shares
     or
 Principal                                                            Market
   Amount                    Security Description                      Value
 ---------- ------------------------------------------------------  -----------
 Collateralized Mortgage Obligations, continued:
 $  279,352 Prudential Home Mortgage Securities, Series 1996-5,
             Class A2, 7.25%, 4/25/26.............................  $   280,385
    525,272 Prudential Home Mortgage Securities, Series 1993-43,
             Class A9, 6.75%, 10/25/23............................      528,471
    648,657 Prudential-Bache CMO Trust, Series 8, Class G, 7.97%,
             3/1/19...............................................      657,771
    198,314 Residential Accredit Loans, Inc., Series 1998-QS16,
             Class A1, 6.50%, 11/25/13............................      199,068
  1,115,000 Residential Accredit Loans, Inc., Series 1998-QS9,
             Class A3, 6.75%, 7/25/28.............................    1,122,805
    330,000 Residential Accredit Loans, Inc., Series 1998-QS7,
             Class CB2, 6.75%, 7/25/28............................      331,653
        257 Residential Asset Securitization Trust, Series 1997-
             A1, Class A1, 7.00%, 3/25/27.........................          257
      6,667 Residential Asset Securitization Trust, Series 1998-
             A1, Class A5, 6.75%, 3/25/28.........................        6,642
  1,600,000 Residential Asset Securitization Trust, Series 1998-
             A5, Class A5, 6.75%, 6/25/28.........................    1,599,951
     30,631 Residential Funding Mortgage Securities I, Inc.,
             Series 1993-S20, Class A7, 6.98%, 6/25/08............       30,542
     90,256 Residential Funding Mortgage Securities I, Inc.,
             Series 1999-S25, Class A1, 6.75%, 12/25/14...........       91,390
    157,719 Residential Funding Mortgage Securities I, Inc.,
             Series 1992-S43, Class A10, 8.00%, 12/25/22..........      157,483
     45,454 Residential Funding Mortgage Securities I, Inc.,
             Series 1992-S2, Class A5, 8.00%, 1/25/23.............       46,000
      7,328 Residential Funding Mortgage Securities I, Inc.,
             Series 1993-S26, Class A8, 7.50%, 7/25/23............        7,328
    209,037 Residential Funding Mortgage Securities I, Inc.,
             Series 1993-S28, Class A6, 7.00%, 8/25/23............      211,069
      9,854 Residential Funding Mortgage Securities I, Inc.,
             Series 1993-S40, Class A5, 6.20%, 11/25/23...........        9,819

                                   Continued

AMERICAN PERFORMANCE FUNDS
Short-Term Income Fund

                  Schedule of Portfolio Investments, Continued
                               February 28, 2001
                                  (Unaudited)

   Shares
     or
 Principal                                                            Market
   Amount                    Security Description                      Value
 ---------- ------------------------------------------------------  -----------
 Collateralized Mortgage Obligations, continued:
 $  183,181 Residential Funding Mortgage Securities I, Inc.,
             Series 1995-S11, Class A7, 7.50%, 9/25/25............  $   184,919
    586,362 Residential Funding Mortgage Securities I, Inc.,
             Series 1996-S9, Class A10, 7.25%, 4/25/26............      594,359
    107,000 Residential Funding Mortgage Securities I, Inc.,
             Series 1996-S14, Class A10, 7.50%, 5/25/26...........      109,108
    227,000 Residential Funding Mortgage Securities I, Inc.,
             Series 1996-S14, Class A9, 7.50%, 5/25/26............      229,549
    106,472 Residential Funding Mortgage Securities I, Inc.,
             Series 1996-S15, Class A11, 7.75%, 6/25/26...........      106,296
     69,935 Residential Funding Mortgage Securities I, Inc.,
             Series 1996-S16, Class A12, 7.60%, 7/25/26...........       69,772
    690,906 Residential Funding Mortgage Securities I, Inc.,
             Series 1996-S16, Class A10, 8.00%, 7/25/26...........      697,456
    330,000 Residential Funding Mortgage Securities I, Inc.,
             Series 1997-S7, Class A3, 7.50%, 5/25/27.............      335,748
    175,000 Residential Funding Mortgage Securities I, Inc.,
             Series 1997-S8, Class A9, 7.50%, 6/25/27.............      178,122
    175,000 Residential Funding Mortgage Securities I, Inc.,
             Series 1997-S9, Class A20, 7.50%, 7/25/27............      179,665
  1,000,000 Residential Funding Mortgage Securities I, Inc.,
             Series 1997-S12, Class A18, 6.75%, 8/25/27...........    1,009,792
  2,378,209 Residential Funding Mortgage Securities I, Inc.,
             Series 1997-S13, Class A2, 7.25%, 9/25/27............    2,383,322
  1,553,024 Residential Funding Mortgage Securities I, Inc.,
             Series 1998-S10, Class A8, 6.75%, 4/25/28............    1,565,650
    113,000 Securitized Asset Sales, Inc., Series 1995-A, Class
             A6, 8.13%, 3/25/24...................................      117,674
    209,811 Structured Mortgage Asset Residential Trust, Series
             1993-4, Class AE, 7.50%, 2/25/23.....................      209,801
     57,000 Structured Mortgage Asset Residential Trust, Series
             1992-12B, Class G, 7.60%, 1/25/24....................       58,136

   Shares
     or
 Principal                                                            Market
   Amount                    Security Description                      Value
 ---------- -----------------------------------------------------   -----------
 Collateralized Mortgage Obligations, continued:
 $  380,782 Vendee Mortgage Trust, Series 1992-1, Class 2F,
             7.75%, 7/15/17......................................   $   384,201
                                                                    -----------
  Total Collateralized Mortgage Obligations                          60,182,853
                                                                    -----------
 Corporate Bonds (0.4%):
 Beverages (0.1%):
     50,000 Coca-Cola Enterprises, Inc., 6.38%, 8/1/01...........        50,250
                                                                    -----------
 Entertainment (0.1%):
     50,000 Sony Corp., 6.13%, 3/4/03............................        50,813
                                                                    -----------
 Financial Services (0.1%):
     50,000 Mellon Financial Co., 6.00%, 3/1/04..................        50,438
     50,000 Norwest Financial, Inc., 7.75%, 8/15/01..............        50,562
                                                                    -----------
                                                                        101,000
                                                                    -----------
 Telecommunications (0.1%):
     50,000 Southwestern Bell Telephone, 6.38%, 4/1/01...........        50,033
     50,000 U.S. West Communications, Inc., 6.38%, 10/15/02......        50,312
                                                                    -----------
                                                                        100,345
                                                                    -----------
  Total Corporate Bonds                                                 302,408
                                                                    -----------
 U.S. Government Agencies (3.3%):
 Freddie Mac (1.1%):
    712,470 6.50%, 12/1/11, Gold Pool #E20275....................       722,616
                                                                    -----------
 Government National Mortgage Assoc. (2.2%):
      8,288 7.25%, 10/15/03, Pool #2439..........................         8,378
     10,126 8.00%, 3/15/04, Pool #2387...........................        10,395
     16,138 8.00%, 5/15/04, Pool #3236...........................        16,567
     25,038 8.00%, 5/15/04, Pool #3229...........................        25,703
     24,867 7.25%, 2/15/05, Pool #5504...........................        25,271
     31,815 7.25%, 2/15/05, Pool #5719...........................        32,332
     11,138 7.25%, 3/15/05, Pool #6229...........................        11,319
     43,795 7.25%, 4/15/05, Pool #6423...........................        44,507
     25,727 8.00%, 5/15/05, Pool #5844...........................        26,555
     52,496 8.00%, 8/15/05, Pool #6711...........................        54,186
     40,587 7.25%, 11/15/05, Pool #8572..........................        41,247
     45,421 7.25%, 12/15/05, Pool #8958..........................        46,159
     16,254 7.25%, 12/15/05, Pool #9024..........................        16,518
     28,221 7.25%, 12/15/05, Pool #9546..........................        28,680
     32,453 7.25%, 12/15/05, Pool #9018..........................        32,981
     10,235 7.25%, 1/15/06, Pool #9399...........................        10,417
     35,083 7.25%, 1/15/06, Pool #9377...........................        35,707
     30,820 8.00%, 2/15/06, Pool #9208...........................        31,956

                                   Continued

AMERICAN PERFORMANCE FUNDS
Short-Term Income Fund

                  Schedule of Portfolio Investments, Continued
                               February 28, 2001
                                  (Unaudited)

   Shares
     or
 Principal                                                             Market
   Amount                     Security Description                      Value
 ---------- -------------------------------------------------------  -----------
 U.S. Government Agencies, continued:
 Government National Mortgage Assoc., continued:
 $   54,427 8.00%, 8/15/06, Pool #11277............................  $    56,434
     15,760 8.00%, 9/15/06, Pool #11926............................       16,341
     34,304 8.00%, 10/15/06, Pool #12265...........................       35,568
     33,625 8.00%, 10/15/06, Pool #11931...........................       34,864
     56,111 8.00%, 10/15/06, Pool #13014...........................       58,180
     51,036 8.00%, 11/15/06, Pool #13173...........................       52,918
     40,184 8.00%, 11/15/06, Pool #13379...........................       41,666
     37,452 8.00%, 2/15/07, Pool #15008............................       38,950
     37,899 8.00%, 8/15/07, Pool #18730............................       39,415
     98,232 8.00%, 8/15/07, Pool #19641............................      102,162
     24,256 8.00%, 9/15/07, Pool #19103............................       25,226
     29,024 8.00%, 11/15/07, Pool #21277...........................       30,185
     74,155 8.00%, 11/15/07, Pool #20059...........................       77,121
     23,790 8.00%, 12/15/07, Pool #20866...........................       24,742
     19,897 8.00%, 12/15/07, Pool #20455...........................       20,693
     57,148 8.00%, 12/15/07, Pool #14999...........................       59,434
     14,944 8.00%, 2/15/08, Pool #22610............................       15,579
     92,676 8.00%, 2/15/08, Pool #23055............................       96,615
     12,553 8.00%, 3/15/08, Pool #22438............................       13,087
     14,566 6.50%, 7/15/23, Pool #350795...........................       14,611
     18,557 7.50%, 3/15/24, Pool #376439...........................       19,119
     12,344 7.00%, 4/20/24, Pool #1655.............................       12,520

   Shares
     or
 Principal                                                            Market
   Amount                    Security Description                      Value
 ---------- -----------------------------------------------------   -----------
 U.S. Government Agencies, continued:
 Government National Mortgage Assoc., continued:
 $   24,101 6.50%, 12/15/25, Pool #414856........................   $    24,149
    134,020 8.00%, 6/15/26, Pool #423563.........................       138,585
     18,677 7.00%, 11/20/26, Pool #2320..........................        18,899
                                                                    -----------
                                                                      1,565,941
                                                                    -----------
  Total U.S. Government Agencies                                      2,288,557
                                                                    -----------
 U.S. Treasury Notes (1.0%):
    650,000 6.50%, 3/31/02.......................................       662,877
                                                                    -----------
  Total U.S. Treasury Notes                                             662,877
                                                                    -----------
 Investments in Affiliates (8.0%):
 Investment Companies (8.0%):
  2,989,804 American Performance Cash Management Fund............     2,989,803
  2,510,722 American Performance U.S. Treasury Fund..............     2,510,722
                                                                    -----------
  Total Investments in Affiliates                                     5,500,525
                                                                    -----------
  Total Investments (Cost $68,394,390) (a)--101.2%                   69,247,284
  Liabilities in excess of other assets--(1.2)%                        (828,673)
                                                                    -----------
  Total Net Assets--100.0%                                          $68,418,611
                                                                    ===========

--------
(a) Represents cost for federal income tax and financial reporting purposes and differs from value by net unrealized appreciation of securities as follows:

      Unrealized appreciation............. $895,634
      Unrealized depreciation.............  (42,740)
                                           --------
      Net unrealized appreciation......... $852,894
                                           ========


                       See notes to financial statements.

AMERICAN PERFORMANCE FUNDS
Intermediate Bond Fund

                       Schedule of Portfolio Investments
                               February 28, 2001
                                  (Unaudited)

  Shares
    or
 Principal                         Security                            Market
  Amount                          Description                          Value
 ---------  ------------------------------------------------------   ----------
 Asset Backed Securities (0.9%):
 $  110,151 CoreStates Home Equity Trust, Series 1993-2, Class A,
             5.10%, 3/15/09.......................................   $  110,180
     47,515 Crown Home Equity Loan Trust, Series 1996-1, Class A3,
             6.81%, 6/25/11.......................................       47,371
        695 First Plus Home Loan Trust, Series 1996-2, Class A6,
             7.85%, 8/20/13.......................................          698
    642,178 Nomura Asset Securities Corp., Series 1995-2, Class
             2M, 7.12%, 1/25/26...................................      654,931
                                                                     ----------
  Total Asset Backed Securities                                         813,180
                                                                     ----------
 Collateralized Mortgage Obligations (55.5%):
     89,926 BA Mortgage Securities, Inc., 7.00%, 10/25/27, Series
             1997-2, Class 1A2....................................       90,180
    350,000 BA Mortgage Securities, Inc., Series 1997-3, Class A2,
             7.00%, 1/25/28.......................................      353,592
    845,000 Chase Mortgage Finance Corp., Series 1994-G, Class A8,
             7.50%, 4/25/25.......................................      860,269
    283,000 Chase Mortgage Finance Corp., Series 1994-I, Class A6,
             7.75%, 6/25/25.......................................      289,098
    147,000 Chase Mortgage Finance Corp., Series 1994-L, Class
             2A5, 9.00%, 11/25/25.................................      151,198
    508,000 Citicorp Mortgage Securities, Inc., Series 1993-1,
             Class A3, 7.50%, 1/25/23.............................      517,653
    346,000 Citicorp Mortgage Securities, Inc., Series 1993-2,
             Class A6, 7.50%, 3/25/23.............................      353,020
    446,000 Citicorp Mortgage Securities, Inc., Series 1997-2,
             Class A2, 7.25%, 5/25/27.............................      449,342
    274,448 Citicorp Mortgage Securities, Inc., Series 1997-5,
             Class A5, 7.25%, 11/25/27............................      278,963
    412,953 Countrywide Funding Corp., Series 1994-17, Class A7,
             7.88%, 7/25/24.......................................      420,379
    397,000 Countrywide Funding Corp., Series 1994-17, Class A9,
             8.00%, 7/25/24.......................................      410,740
    159,000 Countrywide Funding Corp., Series 1995-4, Class A7,
             7.50%, 9/25/25.......................................      162,604
     98,693 Countrywide Home Loan, Series 1997-1, Class A4, 7.40%,
             3/25/27..............................................       98,625
    277,000 Countrywide Home Loan, Series 1997-1, Class A13,
             7.50%, 3/25/27.......................................      281,856
    485,000 Countrywide Home Loan, Series 1997-1, Class A12,
             7.50%, 3/25/27.......................................      489,452

  Shares
    or
 Principal                          Security                            Market
  Amount                          Description                           Value
 ---------  -------------------------------------------------------   ----------
 Collateralized Mortgage Obligations, continued:
 $  562,269 Countrywide Home Loan, Series 1997-2, Class A3, 7.50%,
             4/25/27...............................................   $  566,998
    633,491 Countrywide Home Loan, Series 1998-2, Class A1, 6.50%,
             3/25/28...............................................      635,063
    730,000 Countrywide Home Loan, Series 1998-15, Class A16,
             6.75%, 10/25/28.......................................      736,833
    218,000 Fannie Mae, Series 1992-7, Class E, 8.00%, 6/25/08.....      223,531
    106,000 Fannie Mae, Series 19919-147, Class LD, 7.00%,
             10/25/08..............................................      106,484
    298,000 Fannie Mae, Series 1992-202, Class H, 7.50%, 5/25/19...      302,015
     62,000 Fannie Mae, Series 1992-188, Class PJ, 7.50%, 10/25/19.       63,473
    647,596 Fannie Mae, Series 1993-102, Class G, 6.25%, 1/25/20...      647,706
     27,922 Fannie Mae, Series 1990-62, Class G, 9.00%, 6/25/20....       29,157
    150,202 Fannie Mae, Series 1990-89, Class K, 6.50%, 7/25/20....      149,930
    783,805 Fannie Mae, Series 1992-177, Class CB, 7.50%, 2/25/21..      792,395
    129,337 Fannie Mae, Series 1993-2, Class PH, 7.35%, 3/25/21....      129,902
    177,117 Fannie Mae, Series 1992-132, Class PL, 8.00%, 3/25/21..      178,159
     27,090 Fannie Mae, Series G-7, Class E, 8.90%, 3/25/21........       28,442
    180,257 Fannie Mae, Series 1991-66, Class J, 8.13%, 6/25/21....      186,171
    139,797 Fannie Mae, Series D-32, Class L, 8.00%, 10/25/21......      143,927
     28,089 Fannie Mae, Series G-32, Class N, 8.10%, 10/25/21......       28,982
    195,000 Fannie Mae, Series 1993-2, Class PK, 7.50%, 2/25/22....      200,045
    300,000 Fannie Mae, Series 1992-31, Class M, 7.75%, 3/25/22....      308,928
     42,918 Fannie Mae, Series 1996-35, Class D, 7.00%, 3/25/23....       43,298
    144,000 Fannie Mae, Series 1993-155, Class M, 7.00%, 9/25/23...      145,508
     99,832 Fannie Mae, Series 1994-29, Class B, 6.50%, 1/25/24....      101,436
     19,022 Fannie Mae, Series 1996-22, Class C, 7.25%, 2/25/24....       18,966

                                   Continued

AMERICAN PERFORMANCE FUNDS
Intermediate Bond Fund

                  Schedule of Portfolio Investments, Continued
                               February 28, 2001
                                  (Unaudited)

  Shares
    or
 Principal                          Security                            Market
  Amount                          Description                           Value
 ---------  -------------------------------------------------------   ----------
 Collateralized Mortgage Obligations, continued:
 $  500,000 Fannie Mae, Series 2000-31, Class L, 7.50%, 10/25/30...   $  506,508
     76,625 Financial Asset Securitization, Inc., Series 1997-NAM1,
             Class A2, 7.75%, 5/25/27..............................       76,386
    680,000 Financial Asset Securitization, Inc., Series 1997-NAM1,
             Class A3, 7.75%, 5/25/27..............................      681,856
     79,000 Financial Asset Securitization, Inc., Series 1997-NAM2,
             Class FA7, 8.00%, 7/25/27.............................       80,011
     30,000 Freddie Mac, Series 1176, Class H, 8.00%, 12/15/06.....       31,078
     41,148 Freddie Mac, Series 1156, Class ID, 7.00%, 1/15/09.....       41,338
    302,160 Freddie Mac, Series 1482, Class F, 6.50%, 5/15/19......      302,043
    145,937 Freddie Mac, Series 1546, Class E, 6.35%, 11/15/19.....      146,530
     69,292 Freddie Mac, Series 1268, Class G, 8.00%, 9/15/20......       69,301
     20,612 Freddie Mac, Series 1281, Class G, 8.00%, 9/15/20......       20,671
    195,671 Freddie Mac, Series 1240, Class L, 6.50%, 2/15/21......      196,068
    568,000 Freddie Mac, Series 1383, Class E, 7.50%, 3/15/21......      571,923
     93,711 Freddie Mac, Series 1350, Class H, 7.50%, 3/15/21......       95,039
    148,116 Freddie Mac, Series 1052, Class G, 7.50%, 3/15/21......      151,026
    225,000 Freddie Mac, Series 1281, Class H, 8.40%, 4/15/21......      230,057
     94,644 Freddie Mac, Series 138, Class E, 8.07%, 7/15/21.......       97,438
     84,244 Freddie Mac, Series 1128, Class IB, 7.00%, 8/15/21.....       85,308
     51,317 Freddie Mac, Series 1119, Class H, 7.75%, 8/15/21......       52,660
    187,000 Freddie Mac, Series 1264, Class I, 8.30%, 4/15/22......      193,382
    248,000 Freddie Mac, Series 1281, Class I, 8.00%, 5/15/22......      257,806
     19,212 Freddie Mac, Series 1461, Class B, 7.00%, 6/15/22......       19,235
    221,000 Freddie Mac, Series 1310, Class J, 8.00%, 6/15/22......      232,364

  Shares
    or
 Principal                          Security                           Market
  Amount                          Description                          Value
 ---------  -------------------------------------------------------  ----------
 Collateralized Mortgage Obligations, continued:
 $  230,000 Freddie Mac, Series 1379, Class H, 7.00%, 10/15/22.....  $  231,850
     29,306 Freddie Mac, Series 1856, Class B, 7.50%, 3/15/23......      29,258
    133,913 Freddie Mac, Series 1790, Class E, 8.00%, 11/15/23.....     139,758
     85,000 Freddie Mac, Series 1795, Class B, 7.00%, 12/15/23.....      86,418
    105,000 Freddie Mac, Series 1665, Class M, 6.50%, 1/15/24......     106,344
     74,000 Freddie Mac, Series 1720, Class B, 7.50%, 1/15/24......      75,923
    132,359 Freddie Mac, Series 1853, Class B, 7.50%, 4/15/24......     134,300
    100,000 Freddie Mac, Series 1723, Class PN, 7.00%, 5/15/24.....      99,100
     95,000 Freddie Mac, Series 1931, Class D, 7.25%, 7/15/25......      97,291
    165,172 Freddie Mac, Series 2223, Class GB, 7.75%, 9/15/25.....     167,760
    208,000 Freddie Mac, Series 1904, Class D, 7.50%, 10/15/26.....     214,649
     79,655 General Electric Capital Mortgage Services, Inc.,
             Series 1994-7, Class A10, 6.00%, 2/25/09..............      79,453
    149,000 General Electric Capital Mortgage Services, Inc.,
             Series 1992-12A, Class A7, 7.50%, 10/25/22............     152,159
    484,880 General Electric Capital Mortgage Services, Inc.,
             Series 1993-12, Class A2, 6.50%, 10/25/23.............     489,062
    120,252 General Electric Capital Mortgage Services, Inc.,
             Series 1994-18, Class A4, 7.75%, 8/25/24..............     120,993
    107,000 General Electric Capital Mortgage Services, Inc.,
             Series 1994-29, Class A10, 8.88%, 11/25/24............     109,128
    489,406 General Electric Capital Mortgage Services, Inc.,
             Series 1995-6, Class A4, 7.00%, 8/25/25...............     493,375
     65,880 General Electric Capital Mortgage Services, Inc.,
             Series 1996-15, Class A12, 7.75%, 10/25/26............      65,726
    100,000 General Electric Capital Mortgage Services, Inc.,
             Series 1997-1, Class A14, 7.50%, 3/25/27..............     102,278

                                   Continued

AMERICAN PERFORMANCE FUNDS
Intermediate Bond Fund

                  Schedule of Portfolio Investments, Continued
                               February 28, 2001
                                  (Unaudited)

  Shares
    or
 Principal                          Security                           Market
  Amount                          Description                          Value
 ---------  -------------------------------------------------------  ----------
 Collateralized Mortgage Obligations, continued:
 $  661,360 General Electric Capital Mortgage Services, Inc.,
             Series 1997-3, Class A8, 7.50%, 4/25/27...............  $  663,126
    523,501 General Electric Capital Mortgage Services, Inc.,
             Series 1997-3, Class A12, 7.50%, 4/25/27..............     523,752
    865,000 General Electric Capital Mortgage Services, Inc.,
             Series 1997-4, Class A10, 7.50%, 5/25/27..............     875,314
    119,000 General Electric Capital Mortgage Services, Inc.,
             Series 1997-5, Class A4, 7.50%, 6/25/27...............     120,235
    405,762 General Electric Capital Mortgage Services, Inc.,
             Series 1997-5, Class A2, 7.50%, 6/25/27...............     413,572
    296,000 General Electric Capital Mortgage Services, Inc.,
             Series 1997-8, Class A17, 7.13%, 10/25/27.............     299,667
    153,641 General Electric Capital Mortgage Services, Inc.,
             Series 1998-2, Class A12, 7.00%, 1/25/28..............     154,998
  1,000,000 General Electric Capital Mortgage Services, Inc.,
             Series 1998-9, Class A11, 6.75%, 6/25/28..............     995,300
    163,139 General Electric Capital Mortgage Services, Inc.,
             Series 1999-2, Class A1, 6.50%, 4/25/29...............     162,254
     70,000 General Electric Capital Mortgage Services, Inc.,
             Series 2000-4, Class A2, 7.75%, 4/25/30...............      71,851
    532,000 Government National Mortgage Assoc., Series 1999-1,
             Class G, 6.50%, 7/20/26...............................     533,984
  2,000,000 Government National Mortgage Assoc., Series 2001-6,
             Class YA, 7.00%, 4/20/21..............................   2,025,625
    608,079 Government National Mortgage Assoc., Series 1996-7,
             Class C, 7.50%, 2/16/23...............................     622,027
     63,559 Government National Mortgage Assoc., Series 1997-6,
             Class B, 7.50%, 5/20/24...............................      64,342
     35,973 Government National Mortgage Assoc., Series 1994-5,
             Class D, 7.50%, 7/16/24...............................      35,811
    298,000 Housing Securities, Inc., Series 1992-EB, Class B5B,
             7.63%, 9/25/22........................................     300,656

  Shares
    or
 Principal                          Security                           Market
  Amount                          Description                          Value
 ---------  -------------------------------------------------------  ----------
 Collateralized Mortgage Obligations, continued:
 $  199,000 Independent National Mortgage Corp., Series 1994-17,
             Class A5, 8.38%, 10/25/24.............................  $  203,472
    190,000 Independent National Mortgage Corp., Series 1994-T,
             Class A4, 8.25%, 11/25/24.............................     195,578
     78,852 Independent National Mortgage Corp., Series 1994-T,
             Class A5, 8.38%, 11/25/24.............................      79,600
     73,000 Independent National Mortgage Corp., Series 1995-H,
             Class A5, 8.15%, 6/25/25..............................      73,264
    137,000 Independent National Mortgage Corp., Series 1995-N,
             Class A4, 7.50%, 10/25/25.............................     138,910
     59,730 Independent National Mortgage Corp., Series 1995-N,
             Class A4, 7.50%, 10/25/25.............................      59,848
    142,000 Independent National Mortgage Corp., Series 1995-Q,
             Class A5, 7.50%, 11/25/25.............................     143,612
     97,000 Independent National Mortgage Corp., Series 1995-U,
             Class A5, 7.13%, 1/25/26..............................      96,886
     82,857 Independent National Mortgage Corp., Series 1996-A,
             Class A4, 7.00%, 3/25/26..............................      83,598
     40,131 Independent National Mortgage Corp., Series 1996-S,
             Class A2, 6.93%, 5/25/26..............................      40,104
    615,000 Norwest Asset Securities Corp., Series 1997-2, Class
             A7, 7.70%, 3/25/27....................................     623,783
    343,571 Norwest Asset Securities Corp., Series 1997-6, Class
             A2, 7.75%, 5/25/27....................................     344,691
    581,000 Norwest Asset Securities Corp., Series 1997-8, Class
             A3, 7.50%, 6/25/27....................................     586,642
     65,018 Norwest Asset Securities Corp., Series 1997-18, Class
             A1, 6.75%, 12/25/27...................................      64,473
  2,228,000 Norwest Asset Securities Corp., Series 1997-21, Class
             A7, 7.00%, 1/25/28....................................   2,198,947
    145,000 Norwest Asset Securities Corp., Series 1997-21, Class
             A6, 7.00%, 1/25/28....................................     146,398

                                   Continued

AMERICAN PERFORMANCE FUNDS
Intermediate Bond Fund

                  Schedule of Portfolio Investments, Continued
                               February 28, 2001
                                  (Unaudited)

  Shares
    or
 Principal                         Security                           Market
  Amount                          Description                          Value
 ---------  ------------------------------------------------------  -----------
 Collateralized Mortgage Obligations, continued:
 $  200,000 Norwest Asset Securities, Corp., Series 1997-2, Class
             A10, 7.38%, 3/25/27..................................  $   202,484
    114,000 Paine Webber Mortgage Acceptance Corp., Series 1994-
             5A, Class A5, 8.13%, 7/25/24.........................      117,329
    177,000 PNC Mortgage Securities Corp., Series 1996-1, Class
             A16, 7.38%, 6/25/26..................................      180,048
    164,000 PNC Mortgage Securities Corp., Series 1996-1, Class
             A18, 7.38%, 6/25/26..................................      165,246
     77,550 PNC Mortgage Securities Corp., Series 1996-3, Class
             A3, 7.25%, 12/25/26..................................       77,395
    575,000 PNC Mortgage Securities Corp., Series 1997-2, Class
             A3, 7.50%, 3/25/27...................................      586,428
  2,003,018 PNC Mortgage Securities Corp., Series 1998-14, Class
             1A7, 6.25%, 1/25/29..................................    2,013,975
    100,000 Prudential Home Mortgage Securities, Series 1993-9,
             Class A11, 7.50%, 3/25/08............................      102,326
    150,000 Prudential Home Mortgage Securities, Series 1992-32,
             Class A9, 7.45%, 10/25/22............................      149,405
    816,000 Prudential Home Mortgage Securities, Series 1992-33,
             Class A8, 7.50%, 11/25/22............................      832,351
  1,161,324 Prudential Home Mortgage Securities, Series 1992-40,
             Class A10, 7.50%, 12/25/22...........................    1,172,148
  1,102,000 Prudential Home Mortgage Securities, Series 1992-43,
             Class A6, 7.50%, 1/25/23.............................    1,118,015
    175,625 Prudential Home Mortgage Securities, Series 1992-51,
             Class A10, 7.75%, 2/25/23............................      175,279
    104,950 Prudential Home Mortgage Securities, Series 1993-19,
             Class A11, 7.49%, 6/25/23............................      105,377
    300,000 Prudential Home Mortgage Securities, Series 1993-19,
             Class A13, 7.50%, 6/25/23............................      304,785
    142,513 Prudential Home Mortgage Securities, Series 1993-38,
             Class A3, 6.15%, 9/25/23.............................      142,225

  Shares
    or
 Principal                         Security                           Market
  Amount                          Description                          Value
 ---------  ------------------------------------------------------  -----------
 Collateralized Mortgage Obligations, continued:
 $  525,272 Prudential Home Mortgage Securities, Series 1993-43,
             Class A9, 6.75%, 10/25/23............................  $   528,471
    982,000 Prudential Home Mortgage Securities, Series 1993-44,
             Class A17, 6.00%, 11/25/23...........................      944,831
    500,000 Prudential Home Mortgage Securities, Series 1993-62,
             Class A6, 6.75%, 12/26/23............................      496,905
    496,000 Prudential Home Mortgage Securities, Series 1994-6,
             Class A6, 6.50%, 2/25/24.............................      499,885
    778,493 Prudential Home Mortgage Securities, Series 1994-15,
             Class A5, 6.80%, 5/25/24.............................      783,164
    156,000 Prudential Home Mortgage Securities, Series 1994-18,
             Class A10, 7.38%, 5/25/24............................      159,000
    824,133 Prudential Home Mortgage Securities, Series 1994-18,
             Class A6, 7.50%, 5/25/24.............................      837,286
    391,000 Prudential Home Mortgage Securities, Series 1994-22,
             Class A6, 7.30%, 6/25/24.............................      397,403
    136,053 Prudential Home Mortgage Securities, Series 1994-27,
             Class A5, 8.25%, 9/25/24.............................      139,050
    388,000 Prudential Home Mortgage Securities, Series 1996-5,
             Class A9, 7.25%, 4/25/26.............................      394,808
    648,657 Prudential-Bache CMO Trust, Series 8, Class G, 7.97%,
             3/1/19...............................................      657,771
    200,000 Residential Accredit Loans, Inc., Series 1997-QS1,
             Class A11, 7.50%, 2/25/27............................      203,982
     32,714 Residential Asset Securitization Trust, Series 2000-
             A3, Class A2, 8.00%, 5/25/30.........................       33,243
     73,266 Residential Funding Mortgage Securities I, Inc.,
             Series 1992-S36, Class A4, 6.75%, 11/25/07...........       73,862
    710,725 Residential Funding Mortgage Securities I, Inc.,
             Series 1993-S28, Class A6, 7.00%, 8/25/23............      717,633
    207,932 Residential Funding Mortgage Securities I, Inc.,
             Series 1995-S11, Class A19, 7.50%, 9/25/25...........      209,905

                                   Continued

AMERICAN PERFORMANCE FUNDS
Intermediate Bond Fund

                  Schedule of Portfolio Investments, Continued
                               February 28, 2001
                                  (Unaudited)

  Shares
    or
 Principal                         Security                           Market
  Amount                         Description                           Value
 ---------  -----------------------------------------------------   -----------
 Collateralized Mortgage Obligations, continued:
 $  371,000 Residential Funding Mortgage Securities I, Inc.,
             Series 1995-S11, Class A10, 7.75%, 9/25/25..........   $   381,618
    319,000 Residential Funding Mortgage Securities I, Inc.,
             Series 1996-S14, Class A15, 7.50%, 5/25/26..........       325,616
     41,816 Residential Funding Mortgage Securities I, Inc.,
             Series 1996-S16, Class A9, 7.75%, 7/25/26...........        41,726
     66,497 Residential Funding Mortgage Securities I, Inc.,
             Series 1996-S16, Class A10, 8.00%, 7/25/26..........        67,128
    369,000 Residential Funding Mortgage Securities I, Inc.,
             Series 1997-S2, Class A4, 7.50%, 1/25/27............       375,513
    125,000 Residential Funding Mortgage Securities I, Inc.,
             Series 1997-S3, Class A8, 7.30%, 2/25/27............       127,133
     20,000 Residential Funding Mortgage Securities I, Inc.,
             Series 1997-S5, Class A4, 7.63%, 4/25/27............        20,000
  1,000,000 Residential Funding Mortgage Securities I, Inc.,
             Series 1997-S12, Class A18, 6.75%, 8/25/27..........     1,009,792
    904,228 Residential Funding Mortgage Securities I, Inc.,
             Series 1997-S13, Class A2, 7.25%, 9/25/27...........       906,172
  1,000,000 Residential Funding Mortgage Securities I, Inc.,
             Series 1998-S9, Class 2A4, 6.75%, 4/25/28...........     1,005,300
    271,000 Securitized Asset Sales, Inc., Series 1995-A, Class
             A12, 7.75%, 3/25/24.................................       278,957
    400,000 Vendee Mortgage Trust, Series 1992-2, Class F, 7.00%,
             2/15/18.............................................       403,392
                                                                    -----------
  Total Collateralized Mortgage Obligations                          50,513,855
                                                                    -----------
 Corporate Bonds (17.8%):
 Banking (2.3%):
  1,000,000 Bank One Corp., 7.25%, 8/15/04.......................     1,037,500
  1,000,000 BankAmerica Corp., 7.75%, 7/15/02....................     1,032,500
                                                                    -----------
                                                                      2,070,000
                                                                    -----------
 Brokerage Services (4.8%):
  2,000,000 Bear Stearns Co., Inc., 6.75%, 4/15/03...............     2,035,000

  Shares
    or
 Principal                         Security                           Market
  Amount                         Description                           Value
 ---------  -----------------------------------------------------   -----------
 Corporate Bonds, continued:
 Brokerage Services, continued:
 $1,500,000 Merrill Lynch & Co., Inc., 6.64%, 9/19/02............   $ 1,530,000
    750,000 Salomon Smith Barney Holdings, Inc., 6.88%, 6/15/05..       774,602
                                                                    -----------
                                                                      4,339,602
                                                                    -----------
 Financial Services (4.9%):
    500,000 Cincinnati Financial Corp., 6.90%, 5/15/28...........       448,603
  2,000,000 Commercial Credit Co., 6.38%, 9/15/02................     2,034,999
  1,000,000 General Motors Acceptance Corp., 6.63%, 10/1/02......     1,017,500
  1,000,000 General Motors Acceptance Corp., 6.63%, 10/15/05.....     1,008,648
                                                                    -----------
                                                                      4,509,750
                                                                    -----------
 Food Products & Services (3.6%):
  2,200,000 Grand Metropolitan Investment, 8.63%, 8/15/01........     2,233,000
  1,000,000 McCormick & Co., 8.95%, 7/1/01.......................     1,011,250
                                                                    -----------
                                                                      3,244,250
                                                                    -----------
 Leasing (1.6%):
  1,500,000 Hertz Corp., 6.00%, 1/15/03..........................     1,498,125
                                                                    -----------
 Pharmaceuticals (0.6%):
    500,000 American Home Products Corp., 6.50%, 10/15/02........       508,750
                                                                    -----------
  Total Corporate Bonds                                              16,170,477
                                                                    -----------
 Taxable Municipal Bonds (4.3%):
 California (0.6%):
    500,000 Monrovia Redevelopment Agency Tax Allocation, 6.90%,
             5/1/17, Callable 5/1/08 @ 102*, Insured by: AMBAC...       510,000
                                                                    -----------
 Georgia (1.1%):
  1,000,000 Atlanta & Fulton County Downtown Arena Project
             Revenue Bond, Recreational Facilities Improvements,
             7.00%, 12/1/28, Callable 12/1/07 @ 102*, Insured by:
             FSA.................................................     1,005,000
                                                                    -----------
 Louisiana (2.2%):
  1,000,000 Orleans Parish School Board Refunding Bonds, Series
             A, 6.45%, 2/1/05, Insured by: FGIC..................     1,022,500

                                   Continued

AMERICAN PERFORMANCE FUNDS
Intermediate Bond Fund

                 Schedule of Portfolio Investments, Continued
                               February 28, 2001
                                  (Unaudited)

  Shares
    or
 Principal                         Security                           Market
  Amount                         Description                           Value
 ---------  -----------------------------------------------------   -----------
 Taxable Municipal Bonds, continued:
 Louisiana, continued:
 $1,000,000 Orleans Parish School Board Refunding Bonds, Series
             A, 6.50%, 2/1/06, Insured by: FGIC..................   $ 1,023,750
                                                                    -----------
                                                                      2,046,250
                                                                    -----------
 Wisconsin (0.4%):
    370,000 State GO, Series D, 6.90%, 11/1/11, Callable 11/1/08
             @ 100*..............................................       379,713
                                                                    -----------
  Total Taxable Municipal Bonds                                       3,940,963
                                                                    -----------
 U.S. Government Agencies (7.7%):
 Fannie Mae (0.6%):
     81,317 8.26%, 3/1/01, Pool #188965**........................        82,976
    310,802 8.31%, 3/1/01, Pool #189916**........................       318,588
    177,534 8.86%, 3/1/01, Pool #224951**........................       184,250
                                                                    -----------
                                                                        585,814
                                                                    -----------
 Freddie Mac (2.3%):
     38,201 7.00%, 10/1/07, Gold Pool #E40422....................        39,192
  2,035,629 6.50%, 12/1/11, Gold Pool #E20275....................     2,064,616
                                                                    -----------
                                                                      2,103,808
                                                                    -----------
 Government National Mortgage Assoc. (4.8%):
        608 9.00%, 11/15/01, Pool #194441........................           614
      1,936 9.00%, 8/15/03, Pool #229571.........................         2,009
      7,194 9.00%, 12/15/04, Pool #284008........................         7,538
     24,593 9.00%, 3/15/06, Pool #299211.........................        26,061
     51,802 9.00%, 12/15/06, Pool #316045........................        54,891
    148,159 7.50%, 6/15/07, Pool #329595.........................       154,317
    530,629 6.00%, 1/15/09, Pool #371901.........................       535,856
      2,110 10.00%, 2/15/19, Pool #269976........................         2,297
    102,130 8.00%, 11/15/21, Pool #308330........................       106,423
     55,733 8.00%, 2/15/22, Pool #319029.........................        58,045

  Shares
    or
 Principal                         Security                           Market
  Amount                         Description                           Value
 ---------  -----------------------------------------------------   -----------
 U.S. Government Agencies, continued:
 Government National Mortgage Assoc., continued:
 $  103,079 8.00%, 5/15/23, Pool #343406.........................   $   107,347
     54,572 8.00%, 10/20/24, Pool #1884..........................        56,620
     11,927 8.00%, 2/20/26, Pool #2171...........................        12,292
    563,591 7.00%, 3/15/26, Pool #419128.........................       572,524
     27,378 8.00%, 3/20/26, Pool #2187...........................        28,216
    109,684 8.00%, 4/20/26, Pool #2205...........................       113,040
    430,450 8.00%, 5/20/26, Pool #2219...........................       443,622
    894,966 8.00%, 6/15/26, Pool #423563.........................       925,448
  1,088,015 8.00%, 6/15/26, Pool #426149.........................     1,125,008
     13,975 7.00%, 3/20/27, Pool #2394...........................        14,126
                                                                    -----------
                                                                      4,346,294
                                                                    -----------
  Total U.S. Government Agencies                                      7,035,916
                                                                    -----------
 U.S. Treasury Notes (9.8%):
  4,500,000 4.88%, 3/31/01.......................................     4,499,492
  3,000,000 6.38%, 4/30/02.......................................     3,060,720
  1,250,000 6.75%, 5/15/05.......................................     1,345,673
                                                                    -----------
  Total U.S. Treasury Notes                                           8,905,885
                                                                    -----------
 Investments in Affiliates (5.7%):
 Investment Companies (5.7%):
  2,783,443 American Performance Cash Management Fund............     2,783,442
  2,439,141 American Performance U.S. Treasury Fund..............     2,439,141
                                                                    -----------
  Total Investments in Affiliates                                     5,222,583
                                                                    -----------
  Total Investments (Cost $91,454,938)
   (a)--101.7%                                                       92,602,859
  Liabilities in excess of other assets--(1.7)%                      (1,581,119)
                                                                    -----------
  Net Assets--100.0%                                                $91,021,740
                                                                    ===========

--------
(a) Represents cost for federal income tax and financial reporting purposes and differs from value by net unrealized appreciation of securities as follows:

      Unrealized appreciation........... $1,389,420
      Unrealized depreciation...........   (241,499)
                                         ----------
      Net unrealized appreciation....... $1,147,921
                                         ==========

 * Represents next call date. Additional subsequent call dates and amounts may apply to this security.

** Variable rate investments. The rate presented on the Schedule of Portfolio Investments is the rate in effect at February 28, 2001. The date presented reflects the next rate change date.

AMBAC--American Municipal Bond Assurance Corp.
FGIC--Financial Guaranty Insurance Corporation
FSA--Financial Security Assurance
GO--General Obligations Bond

                      See notes to financial statements.

AMERICAN PERFORMANCE FUNDS
Bond Fund

                       Schedule of Portfolio Investments
                               February 28, 2001
                                  (Unaudited)

   Shares
     or
 Principal                         Security                           Market
   Amount                        Description                           Value
 ---------- -----------------------------------------------------   -----------
 Asset Backed Securities (0.1%):
 $   31,676 Crown Home Equity Loan Trust, Series 1996-1, Class
             A3, 6.81%, 6/25/11 .................................   $    31,581
                                                                    -----------
  Total Asset Backed Securities                                          31,581
                                                                    -----------
 Collateralized Mortgage Obligations (49.1%):
    826,000 BA Mortgage Securities, Inc., Series 1997-3, Class
             A2, 7.00%, 12/25/27 ................................       834,476
    128,000 Capstead Securities Corp., Series 1993-1, Class E,
             7.50%, 2/1/23 ......................................       130,148
     11,074 Chase Mortgage Finance Corp., Series 1994-L, Class
             2A9, 7.50%, 11/25/25 ...............................        11,038
    125,000 Chemical Mortgage Securities, Inc., Series 1993-1,
             Class A7, 7.45%, 2/25/23 ...........................       125,930
    557,582 Countrywide Funding Corp., Series 1994-17, Class A6,
             7.63%, 7/25/24 .....................................       566,058
    290,209 Countrywide Funding Corp., Series 1994-17, Class A7,
             7.88%, 7/25/24 .....................................       295,427
    280,000 Countrywide Funding Corp., Series 1994-17, Class A9,
             8.00%, 7/25/24 .....................................       289,691
    124,000 Countrywide Funding Corp., Series 1994-17, Class A11,
             8.25%, 7/25/24 .....................................       129,397
    465,000 Countrywide Funding Corp., Series 1995-4, Class A7,
             7.50%, 9/25/25 .....................................       475,539
    275,000 Countrywide Home Loan, Series 1997-1, Class A13,
             7.50%, 3/25/27 .....................................       279,821
    455,000 Countrywide Mortgage Backed Securities, Inc., Series
             1994-J, Class A7, 8.00%, 6/25/24 ...................       470,242
    140,000 Fannie Mae, Series 1992-118, Class PJ, 7.50%, 2/25/21
             ....................................................       142,520
    239,000 Fannie Mae, Series 1992-168, Class KA, 7.50%,
             11/25/21 ...........................................       247,488
    741,000 Fannie Mae, Series 1991-171, Class J, 8.00%, 12/25/21
             ....................................................       769,760
    176,000 Fannie Mae, Series 1992-88, Class L, 8.00%, 12/25/21
             ....................................................       180,988
    170,000 Fannie Mae, Series 1993-82, Class H, 7.00%, 5/25/23 .       167,528


   Shares
     or
 Principal                         Security                            Market
   Amount                         Description                           Value
 ---------- ------------------------------------------------------   -----------
 Collateralized Mortgage Obligations, continued:
 $  155,000 Fannie Mae, Series 1997-16, Class HA, 7.00%, 2/18/25 .   $   157,606
     76,625 Financial Asset Securitization, Inc., Series 1997-
             NAM1, Class A2, 7.75%, 5/25/27 ......................        76,386
     79,776 Financial Asset Securitization, Inc., Series 1997-
             NAM2, Class FA5, 7.70%, 7/25/27 .....................        79,776
    187,000 Freddie Mac, Series 1281, Class I, 8.00%, 5/15/22 ....       194,394
    101,000 Freddie Mac, Series 1541, Class H, 7.00%, 10/15/22 ...       103,760
     32,866 Freddie Mac, Series 1753, Class CB, 8.13%, 5/15/23 ...        32,990
     87,437 Freddie Mac, Series 1853, Class B, 7.50%, 4/15/24 ....        88,720
    488,387 Freddie Mac, Series 1847, Class B, 7.50%, 7/15/24 ....       497,322
    143,000 Freddie Mac, Series 54, Class C, 7.75%, 3/18/25 ......       146,658
     56,793 General Electric Capital Mortgage Services, Inc.,
             Series 1993-17, Class A13, 6.50%, 12/25/23 ..........        56,913
     51,041 General Electric Capital Mortgage Services, Inc.,
             Series 1994-13, Class A7, 6.50%, 4/25/24 ............        51,016
    116,000 General Electric Capital Mortgage Services, Inc.,
             Series 1994-29, Class A9, 8.63%, 11/25/24 ...........       118,099
    175,000 General Electric Capital Mortgage Services, Inc.,
             Series 1995-5, Class A6, 7.50%, 8/25/25 .............       176,229
    107,863 General Electric Capital Mortgage Services, Inc.,
             Series 1996-13, Class A13, 7.75%, 8/25/26 ...........       107,697
    253,000 General Electric Capital Mortgage Services, Inc.,
             Series 1997-4, Class A10, 7.50%, 5/25/27 ............       256,017
    718,237 General Electric Capital Mortgage Services, Inc.,
             Series 1997-3, Class A12, 7.50%, 4/25/27 ............       718,581
     11,445 General Electric Capital Mortgage Services, Inc.,
             Series 1997-6, Class A2, 7.50%, 7/25/27 .............        11,445
    118,000 General Electric Capital Mortgage Services, Inc.,
             Series 1997-12, Class A5, 7.00%, 12/25/27 ...........       120,414

                                   Continued

AMERICAN PERFORMANCE FUNDS
Bond Fund

                  Schedule of Portfolio Investments, Continued
                               February 28, 2001
                                  (Unaudited)

   Shares
     or
 Principal                         Security                           Market
   Amount                         Description                          Value
 ---------- ------------------------------------------------------  -----------
 Collateralized Mortgage Obligations, continued:
 $  602,000 Government National Mortgage Assoc., Series 1999-1,
             Class G, 6.50%, 7/20/26 .............................  $   604,245
    375,860 Government National Mortgage Assoc., Series 1996-15,
             Class CA, 7.50%, 1/20/24 ............................      380,105
    369,000 Government National Mortgage Assoc., Series 1996-22,
             Class E, 7.00%, 5/16/24 .............................      375,277
     95,000 Government National Mortgage Assoc., Series 1996-15,
             Class H, 7.50%, 8/16/26 .............................       96,401
    374,000 Government National Mortgage Assoc., Series 1996-20,
             Class J, 7.50%, 9/20/26 .............................      386,402
    500,000 Government National Mortgage Assoc., Series 1999-2,
             Class D, 6.50%, 10/20/26 ............................      501,415
    100,000 Government National Mortgage Assoc., Series 1999-17,
             Class GA, 6.50%, 7/20/27 ............................       98,285
  1,011,000 Government National Mortgage Assoc., Series 1999-7,
             Class D, 6.25%, 8/16/27 .............................      975,844
    130,000 Headlands Mortgage Securities, Series 1997-3, Class
             1A6, 7.00%, 7/25/27 .................................      130,246
    470,016 Headlands Mortgage Securities, Series 1997-5, Class
             AI7, 7.25%, 11/25/27 ................................      469,057
    478,000 Housing Securities, Inc., Series 1992-EB, Class B5B,
             7.63%, 9/25/22 ......................................      482,260
    761,000 Independent National Mortgage Corp., Series 1994-L,
             Class A5, 8.00%, 8/25/24 ............................      793,123
      5,087 Independent National Mortgage Corp., Series 1994-N,
             Class A7, 8.25%, 10/25/24 ...........................        5,087
    438,000 Independent National Mortgage Corp., Series 1994-U,
             Class A10, 8.75%, 12/25/24 ..........................      451,244
     99,000 Independent National Mortgage Corp., Series 1995-U,
             Class A5, 7.13%, 1/25/26 ............................       98,883
    91,4133 Independent National Mortgage Corp., Series 1995-U,
             Class A2, 7.13%, 1/25/26 ............................       91,305

   Shares
     or
 Principal                         Security                            Market
   Amount                         Description                           Value
 ---------- ------------------------------------------------------   -----------
 Collateralized Mortgage Obligations, continued:
 $  325,000 Independent National Mortgage Corp., Series 1995-U,
             Class A4, 7.25%, 1/25/26 ............................   $   327,246
    214,000 Independent National Mortgage Corp., Series 1995-W,
             Class A6, 7.13%, 2/25/26 ............................       213,658
    249,929 Norwest Asset Securities Corp., Series 1996-4, Class
             A3, 7.75%, 9/25/26 ..................................       251,699
    175,000 Norwest Asset Securities Corp., Series 1996-1, Class
             A11, 7.50%, 8/25/26 .................................       178,105
    215,000 Norwest Asset Securities Corp., Series 1996-3, Class
             A5, 7.63%, 9/25/26 ..................................       220,844
    167,000 Norwest Asset Securities Corp., Series 1996-4, Class
             A3, 7.75%, 9/25/26 ..................................       171,043
     35,000 Norwest Asset Securities Corp., Series 1997-4, Class
             A8, 7.50%, 3/25/27 ..................................        35,427
    519,000 Norwest Asset Securities Corp., Series 1997-2, Class
             A7, 7.70%, 3/25/27 ..................................       526,412
    412,286 Norwest Asset Securities Corp., Series 1997-6, Class
             A2, 7.75%, 5/25/27 ..................................       413,630
    634,000 Norwest Asset Securities Corp., Series 1997-8, Class
             A3, 7.50%, 6/25/27 ..................................       640,156
  1,041,000 Norwest Asset Securities Corp., Series 1997-21, Class
             A7, 7.00%, 1/25/28 ..................................     1,027,424
     25,000 Norwest Asset Securities, Corp., Series 1997-2, Class
             A10, 7.38%, 3/25/27 .................................        25,311
    260,000 Norwest Asset Securities, Corp., Series 1999-21, Class
             A9, 7.50%, 9/25/29 ..................................       266,768
    216,446 Paine Webber Mortgage Acceptance Corp., Series 1994-
             5A, Class A4, 8.13%, 7/25/24 ........................       220,475
    232,000 PNC Mortgage Securities Corp., Series 1996-1, Class
             A4, 7.50%, 6/25/26 ..................................       236,132
    492,000 PNC Mortgage Securities Corp., Series 1997-2, Class
             A3, 7.50%, 3/25/27 ..................................       501,779

                                   Continued

AMERICAN PERFORMANCE FUNDS
Bond Fund

                  Schedule of Portfolio Investments, Continued
                               February 28, 2001
                                  (Unaudited)

   Shares
     or
 Principal                         Security                           Market
   Amount                         Description                          Value
 ---------- ------------------------------------------------------  -----------
 Collateralized Mortgage Obligations, continued:
 $  780,000 PNC Mortgage Securities Corp., Series 1998-5, Class
             2A3, 6.75%, 7/25/28 .................................  $   789,070
    296,000 PNC Mortgage Securities Corp., Series 1998-6, Class
             1A14, 7.00%,
             9/25/28 .............................................      303,845
    152,000 PNC Mortgage Securities Corp., Series 1998-7, Class
             1A21, 7.00%, 9/25/28 ................................      153,773
    113,000 Prudential Home Mortgage Securities, Series 1992-32,
             Class A9, 7.45%, 10/25/22 ...........................      112,551
    758,000 Prudential Home Mortgage Securities, Series 1992-33,
             Class A8, 7.50%, 11/25/22 ...........................      773,188
    179,166 Prudential Home Mortgage Securities, Series 1993-62,
             Class A6, 6.50%, 7/25/23 ............................      179,533
    500,000 Prudential Home Mortgage Securities, Series 1993-62,
             Class A6, 6.75%, 12/26/23 ...........................      496,905
    428,000 Prudential Home Mortgage Securities, Series 1993-51,
             Class A9, 6.00%, 12/25/23 ...........................      415,879
    567,000 Prudential Home Mortgage Securities, Series 1996-5,
             Class A9, 7.25%, 4/25/26 ............................      576,948
      8,266 Residential Funding Mortgage Securities I, Inc.,
             Series 1992-S43, Class A10, 8.00%, 12/25/22 .........        8,254
     46,000 Residential Funding Mortgage Securities I, Inc.,
             Series 1993-S26, Class A9, 7.50%, 7/25/23 ...........       46,685
    418,073 Residential Funding Mortgage Securities I, Inc.,
             Series 1993-S28, Class A6, 7.00%, 8/25/23 ...........      422,137
  1,153,000 Residential Funding Mortgage Securities I, Inc.,
             Series 1995-S11, Class A11, 6.00%, 9/25/25 ..........    1,115,884
     59,071 Residential Funding Mortgage Securities I, Inc.,
             Series 1995-S11, Class A7, 7.50%, 9/25/25 ...........       59,631
    392,000 Residential Funding Mortgage Securities I, Inc.,
             Series 1995-S11, Class A10, 7.75%, 9/25/25 ..........      403,219
    297,000 Residential Funding Mortgage Securities I, Inc.,
             Series 1996-S15, Class A14, 8.00%, 9/25/25 ..........      306,060

   Shares
     or
 Principal                         Security                           Market
   Amount                        Description                           Value
 ---------- -----------------------------------------------------   -----------
 Collateralized Mortgage Obligations, continued:
 $  500,000 Residential Funding Mortgage Securities I, Inc.,
             Series 1996-S10, Class A6, 7.50%, 5/25/26 ..........   $   514,673
      9,000 Residential Funding Mortgage Securities I, Inc.,
             Series 1996-S14, Class A15, 7.50%, 5/25/26 .........         0,638
    198,000 Residential Funding Mortgage Securities I, Inc.,
             Series 1996-S14, Class A5, 7.75%, 5/25/26 ..........       203,850
      8,491 Residential Funding Mortgage Securities I, Inc.,
             Series 1996-S15, Class A11, 7.75%, 6/25/26 .........         8,476
  1,000,000 Residential Funding Mortgage Securities I, Inc.,
             Series 1997-S12, Class A18, 6.75%, 8/25/27 .........     1,009,791
  1,097,698 Residential Funding Mortgage Securities I, Inc.,
             Series 1997-S13, Class A2, 7.25%, 9/25/27 ..........     1,100,057
    484,000 Residential Funding Mortgage Securities I, Inc.,
             Series 1997-S15, Class A2, 7.00%, 10/25/27 .........       488,141
  1,000,000 Residential Funding Mortgage Securities I, Inc.,
             Series 1998-S9, Class 2A4, 6.75%, 4/25/28 ..........     1,005,300
    500,000 Residential Funding Mortgage Securities I, Inc.,
             Series 1998-S19, Class A5, 6.75%, 8/25/28 ..........       492,940
    340,000 Vendee Mortgage Trust, Series 1996-3, Class 2F,
             7.75%, 11/15/22 ....................................       352,044
                                                                    -----------
  Total Collateralized Mortgage Obligations                          30,724,834
                                                                    -----------
 Corporate Bonds (17.8%):
 Automotive (0.9%):
    500,000 General Motors Corp., 7.70%, 4/15/16 ................       533,750
                                                                    -----------
 Banking (2.5%):
  1,500,000 BankAmerica Corp., 7.13%,
             5/12/05 ............................................     1,560,833
                                                                    -----------
 Brokerage Services (2.9%):
  1,000,000 Merrill Lynch & Co., Inc., 8.00%, 2/1/02 ............     1,026,250
    800,000 Salomon Smith Barney Holdings, Inc., 6.88%, 6/15/05 .       826,242
                                                                    -----------
                                                                      1,852,492
                                                                    -----------

                                   Continued

AMERICAN PERFORMANCE FUNDS
Bond Fund

                  Schedule of Portfolio Investments, Continued
                               February 28, 2001
                                  (Unaudited)

   Shares
     or
 Principal                         Security                           Market
   Amount                        Description                           Value
 ---------- -----------------------------------------------------   -----------
 Corporate Bonds, continued:
 Financial Services (6.5%):
 $1,000,000 Associates Corp., N.A., 7.50%, 4/15/02 ..............   $ 1,027,500
    500,000 Cincinnati Financial Corp., 6.90%, 5/15/28 ..........       448,603
  1,050,000 Ford Motor Credit Corp., 7.75%, 3/15/05 .............     1,094,624
    500,000 General Electric Capital Corp., 7.50%, 6/15/09 ......       544,375
  1,000,000 General Motors Acceptance Corp., 6.63%, 10/1/02 .....     1,017,500
                                                                    -----------
                                                                      4,132,602
                                                                    -----------
 Leasing (1.6%):
  1,000,000 Hertz Corp., 7.38%, 6/15/01 .........................     1,003,750
                                                                    -----------
 Retail (1.8%):
  1,000,000 May Department Stores, 8.38%, 10/1/22 ...............     1,096,250
                                                                    -----------
 Telecommunications (1.6%):
  1,000,000 Alltel Corp., 7.00%, 3/15/16 ........................       990,000
                                                                    -----------
  Total Corporate Bonds                                              11,169,677
                                                                    -----------
 Taxable Municipal Bonds (7.3%):
 California (0.8%):
    500,000 Monrovia Redevelopment Agency Tax Allocation, 6.90%,
             5/1/17, Callable 5/1/08 @ 102*, Insured by: AMBAC ..       510,000
                                                                    -----------
 Colorado (2.1%):
  1,195,000 Boulder County Revenue Bond, Series B, 7.63%, 9/1/21,
             Callable 9/1/07 @ 100*, Insured by: AMBAC ..........     1,245,787
                                                                    -----------
 Georgia (1.6%):
  1,000,000 Atlanta & Fulton County Downtown Arena Project
             Revenue Bond, Recreational Facilities Improvements,
             7.00%, 12/1/28, Callable 12/1/07 @ 102*, Insured by:
             FSA ................................................     1,005,000
                                                                    -----------
 Illinois (0.2%):
    150,000 Springfield Tax Allocation, 7.50%, 2/1/12, Callable
             2/1/05 @ 100*, Insured by: AMBAC ...................       155,063
                                                                    -----------

   Shares
     or
 Principal                         Security                           Market
   Amount                        Description                           Value
 ---------- -----------------------------------------------------   -----------
 Taxable Municipal Bonds, continued:
 Missouri (1.6%):
 $1,005,000 St. Louis, Municipal Finance Corp., Firemens'
             Retirement System, Revenue Bond, 6.55%, 8/1/09,
             Insured by: MBIA ...................................   $ 1,021,331
                                                                    -----------
 Wisconsin (1.0%):
    380,000 State GO, Series D, 6.90%, 11/1/11, Callable 11/1/08
             @ 100* .............................................       389,975
    260,000 Wisconsin Housing & Economic Development Revenue
             Bonds, Series H, 7.88%, 3/1/26, Callable 9/1/05
             @ 102* .............................................       267,150
                                                                    -----------
                                                                        657,125
                                                                    -----------
  Total Taxable Municipal Bonds                                       4,594,306
                                                                    -----------
 U.S. Government Agencies (8.7%):
 Freddie Mac (2.5%):
  1,526,721 6.50%, 12/1/11, Gold Pool #E20275 ...................     1,548,462
                                                                    -----------
 Government National Mortgage Assoc. (6.2%):
     21,042 10.50%, 11/15/15, Pool #268347 ......................        23,047
     59,725 11.00%, 2/15/16, Pool #279067 .......................        65,809
     62,157 9.00%, 10/15/20, Pool #289412 .......................        66,100
    105,638 9.00%, 7/15/21, Pool #308511 ........................       112,339
    340,287 7.00%, 9/15/23, Pool #347688 ........................       346,585
    514,481 7.50%, 11/15/23, Pool #354701 .......................       530,189
    403,877 7.50%, 12/15/25, Pool #401510 .......................       414,579
    378,984 8.00%, 5/15/26, Pool #428480 ........................       391,870
     21,980 8.00%, 6/15/26, Pool #426149 ........................        22,727
  1,886,245 7.00%, 7/15/29, Pool #490215 ........................     1,913,672
                                                                    -----------
                                                                      3,886,917
                                                                    -----------
  Total U.S. Government Agencies                                      5,435,379
                                                                    -----------
 U.S. Treasury Bonds (2.0%):
  1,000,000 7.63%, 2/15/25 ......................................     1,276,170
                                                                    -----------
  Total U.S. Treasury Bonds                                           1,276,170
                                                                    -----------
 U.S. Treasury Notes (10.4%):
  2,500,000 4.88%, 3/31/01 ......................................     2,499,718
  1,400,000 6.13%, 8/31/02 ......................................     1,431,654
  2,000,000 5.25%, 8/15/03 ......................................     2,032,880
    500,000 6.75%, 5/15/05 ......................................       538,269
                                                                    -----------
  Total U.S. Treasury Notes                                           6,502,521
                                                                    -----------

                                   Continued

AMERICAN PERFORMANCE FUNDS
Bond Fund

                  Schedule of Portfolio Investments, Continued
                               February 28, 2001
                                  (Unaudited)

  Shares
    or
 Principal                         Security                            Market
  Amount                         Description                            Value
 --------- -------------------------------------------------------   -----------
 Investments in Affiliates (4.0%):
 Investment Companies (4.0%):
 2,528,342 American Performance Cash Management Fund .............   $ 2,528,342
                                                                     -----------
  Total Investments in Affiliates                                      2,528,342
                                                                     -----------
  Total Investments (Cost $61,002,006)
   (a)--99.4%                                                         62,262,810
  Other assets in excess of liabilities--0.6%                            375,461
                                                                     -----------
  Total Net Assets--100.0%                                           $62,638,271
                                                                     ===========

--------
(a) Represents cost for federal income tax and financial reporting purposes and differs from value by net unrealized depreciation of securities as follows:

      Unrealized appreciation........... $1,364,988
      Unrealized depreciation...........   (104,184)
                                         ----------
      Net unrealized depreciation....... $1,260,804
                                         ==========

 * Represents next call date. Additional subsequent call dates and amounts also apply to this security.

AMBAC--American Municipal Bond Assurance Corp.
FSA--Financial Security Assurance
GO--General Obligation Bond
MBIA--Municipal Bond Insurance Association

                       See notes to financial statements.

AMERICAN PERFORMANCE FUNDS
Balanced Fund

                       Schedule of Portfolio Investments
                               February 28, 2001
                                  (Unaudited)

   Shares
     or
 Principal                                                             Market
   Amount                    Security Description                       Value
 ---------  ------------------------------------------------------   -----------

 Common Stocks (62.5%):
 Advertising (0.1%):
      1,000 TMP Worldwide, Inc.(b)................................   $    52,313
                                                                     -----------
 Aerospace/Defense (0.5%):
      4,700 The Boeing Co.........................................       292,340
                                                                     -----------
 Airlines (0.1%):
      2,000 Delta Air Lines, Inc..................................        84,240
                                                                     -----------
 Apparel/Footwear (0.6%):
      1,500 Footstar, Inc.(b) ....................................        66,045
      3,800 Kellwood Co...........................................        84,170
      4,900 Nautica Enterprises, Inc.(b)..........................        90,038
      5,300 Phillips-Van Heusen Corp..............................        78,970
      1,100 Timberland Co.(b).....................................        61,578
                                                                     -----------
                                                                         380,801
                                                                     -----------
 Automotive (0.5%):
      4,000 General Motors Corp...................................       213,280
      5,900 Group 1 Automotive, Inc.(b)...........................        73,160
                                                                     -----------
                                                                         286,440
                                                                     -----------
 Automotive Parts (0.3%):
      8,100 Dana Corp.............................................       137,133
      2,800 Gentex Corp.(b).......................................        70,175
                                                                     -----------
                                                                         207,308
                                                                     -----------
 Banking (2.6%):
     12,400 Bank of America Corp..................................       619,380
      2,200 Centura Banks, Inc....................................       110,902
      2,130 Commerce Bancorp, Inc.................................       126,735
      3,900 FirstMerit Corp.......................................       101,644
     12,000 FleetBoston Financial Corp............................       495,000
      3,000 IndyMac Bancorp, Inc.(b)..............................        79,230
                                                                     -----------
                                                                       1,532,891
                                                                     -----------
 Beverages (0.9%):
      9,000 Coca-Cola Co..........................................       477,270
      1,400 PepsiCo, Inc..........................................        64,512
                                                                     -----------
                                                                         541,782
                                                                     -----------
 Broadcasting/Cable (0.2%):
      3,300 Comcast Corp., Class A(b).............................       142,931
                                                                     -----------
 Building Materials (0.4%):
      4,100 Hughes Supply, Inc....................................        71,955
      6,800 Masco Corp............................................       158,916
                                                                     -----------
                                                                         230,871
                                                                     -----------
 Business Equipment & Services (1.1%):
      2,200 Administaff, Inc.(b)..................................        48,224
      1,800 F.Y.I., Inc.(b).......................................        60,525

   Shares
     or
 Principal                                                             Market
   Amount                    Security Description                       Value
 ---------  ------------------------------------------------------   -----------

 Common Stocks, continued:
 Business Equipment & Services, continued:
      3,800 Manpower, Inc.........................................   $   129,314
      2,300 Paychex, Inc..........................................        91,856
      3,000 United Stationers, Inc.(b)............................        75,188
      6,600 Viad Corp.............................................       160,974
      2,000 Zebra Technologies Corp., Class A(b)..................        90,125
                                                                     -----------
                                                                         656,206
                                                                     -----------
 Chemicals (0.4%):
      2,400 Cambrex Corp..........................................       100,104
      3,400 NL Industries, Inc....................................        67,150
      2,000 Scotts Co., Class A(b)................................        82,500
                                                                     -----------
                                                                         249,754
                                                                     -----------
 Commercial Services (0.2%):
      4,700 Aaron Rents, Inc......................................        74,730
      3,700 Regis Corp............................................        55,038
                                                                     -----------
                                                                         129,768
                                                                     -----------
 Computer Hardware (0.4%):
     11,500 Sun Microsystems, Inc.(b).............................       228,563
                                                                     -----------
 Computer Software & Services (3.2%):
      1,400 BARRA, Inc.(b)........................................        61,425
      1,900 FactSet Research Systems, Inc.........................        59,280
      2,900 FileNET Corp.(b)......................................        63,800
        278 McDATA Corp. Class A(b)...............................         4,969
     16,300 Microsoft Corp.(b)....................................       961,700
     19,100 Oracle Corp.(b).......................................       362,900
      3,100 Phoenix Technology Ltd.(b)............................        53,863
      5,100 Rainbow Technologies, Inc.(b).........................        32,831
      1,500 RSA Security, Inc.(b).................................        71,250
      1,600 Siebel Systems, Inc.(b)...............................        61,200
      4,400 Systems & Computer Technology Corp.(b)................        53,075
        900 Veritas Software Corp.(b).............................        58,444
     12,700 Visual Networks, Inc.(b)..............................        47,625
                                                                     -----------
                                                                       1,892,362
                                                                     -----------
 Computers & Peripherals (2.9%):
      3,600 Anixter International, Inc.(b)........................        77,040
     23,400 Cisco Systems, Inc.(b)................................       554,287
      5,300 Dell Computer Corp.(b)................................       115,938
      7,600 EMC Corp.(b)..........................................       302,176
      5,800 Hewlett-Packard Co....................................       167,330
      4,900 International Business Machines Corp..................       489,510
                                                                     -----------
                                                                       1,706,281
                                                                     -----------

                                   Continued

AMERICAN PERFORMANCE FUNDS
Balanced Fund

                  Schedule of Portfolio Investments, Continued
                               February 28, 2001
                                  (Unaudited)

   Shares
     or
 Principal                                                             Market
   Amount                    Security Description                       Value
 ---------  ------------------------------------------------------   -----------

 Common Stocks, continued:
 Consumer Products (2.3%):
     25,300 Fortune Brands, Inc...................................   $   854,634
      3,200 Philip Morris Companies, Inc..........................       154,176
      2,000 Procter & Gamble Co...................................       141,000
      2,700 Salton, Inc.(b).......................................        50,868
      7,100 Tupperware Corp.......................................       167,560
                                                                     -----------
                                                                       1,368,238
                                                                     -----------
 Diversified Manufacturing Operations (4.6%):
      5,000 Corning, Inc..........................................       135,500
      2,600 Emerson Electric Co...................................       173,940
     36,100 General Electric Co...................................     1,678,650
      2,700 Minnesota Mining & Manufacturing Co...................       304,425
      7,800 Tyco International Ltd................................       426,270
                                                                     -----------
                                                                       2,718,785
                                                                     -----------
 Electronic Components/Instruments (1.2%):
      1,800 APW Ltd.(b)...........................................        51,372
      4,900 Arrow Electronics, Inc.(b)............................       134,260
      2,900 AVX Corp..............................................        51,649
      2,400 Benchmark Electronics, Inc.(b)........................        66,960
      2,600 Electro Scientific Industries, Inc.(b)................        72,963
      2,200 Harman International Industries, Inc..................        65,780
      4,800 Kopin Corp.(b)........................................        33,900
      2,900 Methode Electronics, Inc., Class A....................        45,131
      5,600 Pioneer-Standard Electronics, Inc.....................        68,600
      8,800 SONICblue, Inc.(b)....................................        56,100
      1,400 Technitrol, Inc.......................................        48,790
                                                                     -----------
                                                                         695,505
                                                                     -----------
 Entertainment (2.5%):
     13,900 AOL Time Warner, Inc.(b)..............................       612,017
      7,500 Aztar Corp.(b)........................................        88,500
      2,800 Polaris Industries, Inc...............................       131,040
     13,500 The Walt Disney Co....................................       417,825
      5,000 Viacom, Inc., Class B(b)..............................       248,500
                                                                     -----------
                                                                       1,497,882
                                                                     -----------
 Financial Services (5.5%):
      7,200 Allied Capital Corp...................................       171,900
      5,300 American Express Co...................................       232,564
      9,000 CIT Group, Inc., Class A..............................       207,900
     17,200 Citigroup, Inc........................................       845,895
      1,800 Downey Financial Corp.................................        77,490
      3,800 Fannie Mae............................................       302,860
      9,200 J.P. Morgan Chase & Co................................       429,272

   Shares
     or
 Principal                                                             Market
   Amount                    Security Description                       Value
 ---------  ------------------------------------------------------   -----------

 Common Stocks, continued:
 Financial Services, continued:
      4,000 John Hancock Financial Services, Inc..................   $   137,600
      1,600 Legg Mason, Inc.......................................        76,544
      3,900 Mellon Financial Corp.................................       180,609
      6,600 Morgan Stanley Dean Witter & Co.......................       429,858
      1,400 Providian Financial Corp..............................        70,014
      1,100 SEI Investments Co....................................        93,998
                                                                     -----------
                                                                       3,256,504
                                                                     -----------
 Food Products & Services (1.0%):
      3,400 Earthgrains Co........................................        65,280
      3,400 Fleming Companies, Inc................................        83,980
      1,400 Performance Food Group Co.(b).........................        74,200
      3,800 Smithfield Foods, Inc.(b).............................       111,758
     12,200 SUPERVALU, Inc........................................       171,166
      1,400 Whole Foods Market, Inc.(b)...........................        60,375
                                                                     -----------
                                                                         566,759
                                                                     -----------
 Health Care (1.7%):
      1,400 Cerner Corp.(b).......................................        71,663
      5,400 Coventry Health Care, Inc.(b).........................        99,225
      4,800 Johnson & Johnson.....................................       467,184
      2,600 Medtronic, Inc........................................       133,068
      6,500 Owens & Minor, Inc....................................        97,240
        700 Quest Diagnostics, Inc.(b)............................        73,780
      1,000 Universal Health Services, Inc.(b)....................        89,750
                                                                     -----------
                                                                       1,031,910
                                                                     -----------
 Home Builders (0.4%):
      3,300 D.R. Horton, Inc......................................        75,240
      2,000 Ryland Group, Inc.....................................        80,580
      1,900 Toll Brothers, Inc.b).................................        67,944
                                                                     -----------
                                                                         223,764
                                                                     -----------
 Hotels & Lodging (0.3%):
      4,100 Marriott International, Inc...........................       174,988
                                                                     -----------
 Insurance (2.9%):
      5,800 Allstate Corp.........................................       231,188
      6,900 American International Group, Inc.....................       564,420
      3,500 Fidelity National Financial, Inc......................       108,360
      2,100 First American Corp...................................        63,840
      5,100 Loews Corp............................................       554,217
      3,900 Mutual Risk Management Ltd............................        44,265
      1,200 Radian Group, Inc.....................................        74,220
      4,700 Trenwick Group Ltd....................................       103,212
                                                                     -----------
                                                                       1,743,722
                                                                     -----------

                                   Continued

AMERICAN PERFORMANCE FUNDS
Balanced Fund

                  Schedule of Portfolio Investments, Continued
                               February 28, 2001
                                  (Unaudited)

   Shares
     or
 Principal                                                             Market
   Amount                    Security Description                       Value
 ---------  ------------------------------------------------------   -----------

 Common Stocks, continued:
 Machinery & Equipment (0.3%):
      3,000 Black & Decker Corp...................................   $   124,530
      2,900 Lincoln Electric Holdings, Inc........................        60,175
                                                                     -----------
                                                                         184,705
                                                                     -----------
 Medical--Biotechnology (0.1%):
      2,500 Techne Corp.(b).......................................        67,344
                                                                     -----------
 Medical Equipment & Supplies (0.4%):
      3,000 Patterson Dental Co.(b)...............................        94,875
      5,980 SpaceLabs Medical, Inc.(b)............................        73,255
      1,300 Varian Medical Systems, Inc.(b).......................        86,320
                                                                     -----------
                                                                         254,450
                                                                     -----------
 Metals--Processing & Fabrication (0.5%):
      8,700 A.M. Castle & Co......................................        84,738
      6,900 Amcast Industrial Corp................................        69,000
      1,200 Shaw Group, Inc.(b)...................................        60,372
      2,000 Stillwater Mining Co.(b)..............................        66,580
                                                                     -----------
                                                                         280,690
                                                                     -----------
 Oil & Gas Exploration, Production and Services (2.3%):
      1,300 Barrett Resources Corp.(b)............................        57,525
      3,200 Cross Timbers Oil Co..................................        78,944
      7,800 Helmerich & Payne, Inc................................       404,742
      1,700 HS Resources, Inc.(b).................................        65,705
      3,700 Kerr-McGee Corp.......................................       239,168
      1,900 Louis Dreyfus Natural Gas Corp.(b)....................        68,704
      2,100 Newfield Exploration Co.(b)...........................        73,542
      3,100 Offshore Logistics, Inc.(b)...........................        75,950
      3,200 Phillips Petroleum Co.................................       170,592
      5,000 Remington Oil & Gas Corp.(b)..........................        66,875
      3,100 Vintage Petroleum, Inc................................        60,419
                                                                     -----------
                                                                       1,362,166
                                                                     -----------
 Oil--Integrated Companies (3.6%):
      7,900 Exxon Mobil Corp......................................       640,295
      6,000 Murphy Oil Corp.......................................       377,820
     12,100 Occidental Petroleum Corp.............................       290,279
      3,400 Pride International, Inc.(b)..........................        84,320
      3,300 Royal Dutch Petroleum Co..............................       192,489
     15,900 Ultramar Diamond Shamrock Corp........................       578,760
                                                                     -----------
                                                                       2,163,963
                                                                     -----------
 Paper Products (0.2%):
      1,800 Kimberly-Clark Corp...................................       128,700
                                                                     -----------
 Pharmaceuticals (6.1%):
      7,600 Abbott Laboratories...................................       372,324
      1,800 Alpharma, Inc.........................................        59,850

   Shares
     or
 Principal                                                             Market
   Amount                    Security Description                       Value
 ---------  ------------------------------------------------------   -----------

 Common Stocks, continued:
 Pharmaceuticals, continued:
      1,000 American Home Products Corp...........................   $    61,770
      1,200 Amgen, Inc.(b)........................................        86,475
      7,500 Bristol-Myers Squibb Co...............................       475,575
        940 Cardinal Health, Inc..................................        95,410
      1,200 Cephalon, Inc.(b).....................................        66,075
      2,400 Eli Lilly & Co........................................       190,704
      1,500 MedImmune, Inc.(b)....................................        65,531
      7,800 Merck & Co., Inc......................................       625,560
     23,900 Pfizer, Inc...........................................     1,075,499
      7,100 Pharmacia Corp........................................       367,070
      4,400 Schering-Plough Corp..................................       177,100
                                                                     -----------
                                                                       3,718,943
                                                                     -----------
 Restaurants (0.1%):
      2,200 Applebee's International, Inc.........................        67,375
                                                                     -----------
 Retail (2.8%):
      1,900 Abercrombie & Fitch Co.(b)............................        53,884
      9,800 Home Depot, Inc.......................................       416,500
      1,900 Linens 'n Things, Inc.(b).............................        64,315
      2,300 Men's Wearhouse, Inc.(b)..............................        60,490
      1,900 Michaels Stores, Inc.(b)..............................        62,225
      2,600 School Specialty, Inc.(b).............................        57,363
     18,600 Wal-Mart Stores, Inc..................................       931,674
                                                                     -----------
                                                                       1,646,451
                                                                     -----------
 Semiconductors (2.3%):
      2,200 Alpha Industries, Inc.(b).............................        35,475
      5,300 Applied Industrial Technologies, Inc..................        96,725
      2,400 Applied Materials, Inc.(b)............................       101,400
      1,000 Applied Micro Circuits Corp.(b).......................        26,750
      4,900 Bell Microproducts, Inc.(b)...........................        68,600
        700 Broadcom Corp.(b).....................................        34,475
      2,300 Helix Technology Corp.................................        54,625
     23,500 Intel Corp............................................       671,219
      3,100 Silicon Valley Group, Inc.(b).........................        82,731
      6,000 Texas Instruments, Inc................................       177,300
                                                                     -----------
                                                                       1,349,300
                                                                     -----------
 Telecommunications (4.6%):
      8,400 AT&T Wireless Group(b)................................       176,484
      3,000 BellSouth Corp........................................       125,880
      5,600 JDS Uniphase Corp.(b).................................       149,800
      6,400 Motorola, Inc.........................................        97,088
     10,700 Nortel Networks Corp..................................       197,843
      1,700 Qualcom, Inc.b).......................................        93,181
     10,600 Qwest Communications International, Inc...............       391,882

                                   Continued

AMERICAN PERFORMANCE FUNDS
Balanced Fund

                  Schedule of Portfolio Investments, Continued
                               February 28, 2001
                                  (Unaudited)

   Shares
     or
 Principal                                                            Market
   Amount                    Security Description                      Value
 ---------  -----------------------------------------------------   -----------

 Common Stocks, continued:
 Telecommunications, continued:
     12,500 SBC Communications, Inc..............................   $   596,250
      2,100 Telephone & Data Systems, Inc........................       196,245
      1,700 Tellabs, Inc.(b).....................................        74,056
     10,900 Verizon Communications...............................       539,550
      6,400 WorldCom, Inc.(b)....................................       106,400
                                                                    -----------
                                                                      2,744,659
                                                                    -----------
 Television (0.1%):
      1,500 Univision Communications, Inc., Class A(b)...........        49,500
                                                                    -----------
 Textile Products (0.1%):
      9,800 Interface, Inc., Class A.............................        62,475
                                                                    -----------
 Transportation & Shipping (1.1%):
      2,900 Arkansas Best Corp.(b)...............................        48,575
      3,600 Roadway Express, Inc.................................        92,925
      7,300 Union Pacific Corp...................................       401,062
      5,900 Yellow Corp.(b)......................................       116,894
                                                                    -----------
                                                                        659,456
                                                                    -----------
 Utilities--Electric (1.0%):
      5,100 Avista Corp..........................................        80,325
      2,300 Calpine Corp.(b).....................................       102,327
      3,900 CMS Energy Corp......................................       115,245
      2,400 Dominion Resources, Inc..............................       157,344
      3,400 Hawaiian Electric Industries, Inc....................       124,950
                                                                    -----------
                                                                        580,191
                                                                    -----------
 Utilities--Water (0.1%):
      2,100 American States Water Co.............................        64,260
                                                                    -----------
  Total Common Stocks                                                37,277,536
                                                                    -----------
 Asset Backed Securities (0.3%):
 $   25,374 CoreStates Home Equity Trust, Series 1993-2, Class A,
             5.10%, 3/15/09......................................        25,381
      9,503 Crown Home Equity Loan Trust, Series 1996-1, Class
             A3, 6.81%, 6/25/11..................................         9,474
    128,436 Nomura Asset Securities Corp., Series 1995-2, Class
             2M, 7.12%, 1/25/26..................................       130,986
                                                                    -----------
  Total Asset Backed Securities                                         165,841
                                                                    -----------
 Collateralized Mortgage Obligations (17.3%):
    500,000 BA Mortgage Securities, Inc., Series 1997-3, Class
             A2, 7.00%, 12/25/27.................................       505,131
    525,000 Chase Mortgage Finance Corp., Series 1993-L, Class
             2A12, 7.00%, 10/25/24...............................       518,191

   Shares
     or
 Principal                                                            Market
   Amount                    Security Description                      Value
 ---------  ------------------------------------------------------  -----------

 Collateralized Mortgage Obligations, continued:
 $  300,000 Fannie Mae, 7.50%, 4/16/07, Callable 4/16/02 @ 100....  $   307,265
    375,000 Fannie Mae, Series 1992-198, Class N, 7.50%, 9/25/22..      385,027
     80,000 Fannie Mae, Series 1997-16, Class HA, 7.00%, 2/18/25..       81,345
     38,313 Financial Asset Securitization, Inc., Series 1997-
             NAM1, Class A2, 7.75%, 5/25/27.......................       38,193
    760,000 Freddie Mac, Series 1443, Class I, 7.50%, 12/15/22....      788,581
     55,948 General Electric Capital Mortgage Services, Inc.,
             Series 1993-12, Class A2, 6.50%, 10/25/23............       56,430
     63,861 General Electric Capital Mortgage Services, Inc.,
             Series 1997-3, Class A12, 7.50%, 4/25/27.............       63,891
    200,000 General Electric Capital Mortgage Services, Inc.,
             Series 1997-4, Class A10, 7.50%, 5/25/27.............      202,385
    621,000 General Electric Capital Mortgage Services, Inc.,
             Series 1997-9, Class 1A17, 7.25%, 10/25/27...........      630,624
  1,000,000 General Electric Capital Mortgage Services, Inc.,
             Series 1998-9, Class A11, 6.75%, 6/25/28.............      995,300
    500,000 Government National Mortgage Assoc., Series 2001-6,
             Class YA, 7.00%, 4/20/21.............................      506,406
  1,000,000 Government National Mortgage Assoc., Series 1999-1,
             Class G, 6.50%, 7/20/26..............................    1,003,730
    500,000 Government National Mortgage Assoc., Series 1999-2,
             Class D, 6.50%, 10/20/26.............................      501,415
    470,016 Headlands Mortgage Securities, Series 1997-5, Class
             AI7, 7.25%, 11/25/27.................................      469,057
    295,000 Independent National Mortgage Corp., Series 1995-M,
             Class A4, 7.50%, 9/25/25.............................      300,130
    134,000 Norwest Asset Securities Corp., Series 1996-3, Class
             A8, 7.25%, 9/25/26...................................      136,509
    525,272 Prudential Home Mortgage Securities, Series 1993-43,
             Class A9, 6.75%, 10/25/23............................      528,471

                                   Continued

AMERICAN PERFORMANCE FUNDS
Balanced Fund

                  Schedule of Portfolio Investments, Continued
                               February 28, 2001
                                  (Unaudited)

   Shares
     or
 Principal                                                            Market
   Amount                    Security Description                      Value
 ---------  -----------------------------------------------------   -----------

 Collateralized Mortgage Obligations, continued:
 $1,000,000 Prudential Home Mortgage Securities, Series 1993-62,
             Class A6, 6.75%, 12/26/23...........................   $   993,810
     92,446 Prudential Home Mortgage Securities, Series 1994-15,
             Class A5, 6.80%, 5/25/24............................        93,001
    170,933 Prudential Home Mortgage Securities, Series 1994-18,
             Class A7, 6.88%, 5/25/24............................       172,502
    195,000 Prudential Home Mortgage Securities, Series 1996-2,
             Class A13, 7.00%, 3/25/26...........................       196,527
    167,229 Residential Funding Mortgage Securities I, Inc.,
             Series 1993-S28, Class A6, 7.00%, 8/25/23...........       168,855
     42,000 Residential Funding Mortgage Securities I, Inc.,
             Series 1994-S2, Class A5, 6.63%, 1/25/24............       142,497
    500,000 Residential Funding Mortgage Securities I, Inc.,
             Series 1997-S12, Class A18, 6.75%, 8/25/27..........       504,896
                                                                    -----------
  Total Collateralized Mortgage Obligations                          10,290,169
                                                                    -----------
 Corporate Bonds (3.6%):
 Banking (0.9%):
    250,000 BankAmerica Corp., 7.13%, 5/12/05....................       260,138
    250,000 J.P. Morgan, 6.25%, 12/15/05.........................       252,895
                                                                    -----------
                                                                        513,033
                                                                    -----------
 Brokerage Services (0.8%):
    200,000 Salomon Smith Barney Holdings, Inc., 6.63%, 7/1/02...       203,724
    250,000 Salomon Smith Barney Holdings, Inc., 6.88%, 6/15/05..       258,201
                                                                    -----------
                                                                        461,925
                                                                    -----------
 Financial Services (1.4%):
    250,000 Associates Corp. N.A., 6.00%, 12/1/02................       253,067
    500,000 Cincinnati Financial Corp., 6.90%, 5/15/28...........       448,602
    200,000 General Motors Acceptance Corp., 6.63%, 10/15/05.....       201,730
                                                                    -----------
                                                                        903,399
                                                                    -----------

   Shares
     or
 Principal                                                            Market
   Amount                    Security Description                      Value
 ---------  -----------------------------------------------------   -----------

 Corporate Bonds, continued:
 Retail Stores (0.5%):
 $  250,000 Wal-Mart Stores, Inc., 7.25%, 6/1/13.................   $   278,271
                                                                    -----------
  Total Corporate Bonds                                               2,156,628
                                                                    -----------
 Taxable Municipal Bonds (0.9%):
 Georgia (0.6%):
    350,000 Cedartown Development Authority, 7.00%, 2/1/22,
             Callable 2/1/07 @ 102, Insured by: AMBAC............       353,745
                                                                    -----------
 Louisiana (0.3%):
    170,000 Orleans Parish School Board Refunding Bonds, Series
             A, 6.45%, 2/1/05, Insured by: FGIC..................       173,801
                                                                    -----------
  Total Taxable Municipal Bonds                                         527,546
                                                                    -----------
 U.S. Government Agencies (2.8%):
 Freddie Mac (0.3%):
    152,672 6.50%, 12/1/11, Gold Pool #E20275....................       154,846
                                                                    -----------
 Government National Mortgage Assoc. (2.5%):
    112,181 6.00%, 2/20/26, Pool #2166...........................       109,867
    314,559 7.00%, 1/15/26, Pool #421420.........................       319,570
    356,187 8.00%, 6/15/26, Pool #423563.........................       368,319
    720,110 7.00%, 7/15/29, Pool #492747.........................       730,681
                                                                    -----------
                                                                      1,528,437
                                                                    -----------
  Total U.S. Government Agencies                                      1,683,283
                                                                    -----------
 U.S. Treasury Bonds (4.6%):
    525,000 6.25%, 8/15/23.......................................       573,290
  2,000,000 6.13%, 11/15/27......................................     2,164,442
                                                                    -----------
  Total U.S. Treasury Bonds                                           2,737,732
                                                                    -----------
 U.S. Treasury Notes (6.1%):
  1,300,000 5.88%, 11/30/01......................................     1,311,814
  1,000,000 6.50%, 5/31/02.......................................     1,023,246
  1,000,000 6.00%, 8/15/04.......................................     1,042,302
    250,000 6.75%, 5/15/05.......................................       269,135
                                                                    -----------
  Total U.S. Treasury Notes                                           3,646,497
                                                                    -----------

                                   Continued

AMERICAN PERFORMANCE FUNDS
Balanced Fund

                  Schedule of Portfolio Investments, Continued
                               February 28, 2001
                                  (Unaudited)

  Shares
    or
 Principal                                                            Market
  Amount                    Security Description                       Value
 --------- ------------------------------------------------------   -----------

 Investments in Affiliates (2.4%):
 Investment Companies (2.4%):
 1,401,864 American Performance Cash Management Fund.............   $ 1,401,864
                                                                    -----------
  Total Investments in Affiliates                                     1,401,864
                                                                    -----------
  Total Investments (Cost $56,013,717)
   (a)--100.5%                                                       59,887,096
  Liabilities in excess of other assets--(0.5)%                        (279,022)
                                                                    -----------
  Net Assets--100.0%                                                $59,608,074
                                                                    ===========

--------
(a) Represents cost for federal income tax and financial reporting purposes and differs from value by net unrealized appreciation of securities as follows:

      Unrealized appreciation......... $ 6,282,697
      Unrealized depreciation.........  (2,409,318)
                                       -----------
      Net unrealized appreciation..... $ 3,873,379
                                       ===========

(b) Represents non-income producing securities.

AMBAC--American Municipal Bond Assurance Corp.
FGIC--Financial Guaranty Insurance Corporation

                       See notes to financial statements.

AMERICAN PERFORMANCE FUNDS
Equity Fund

                       Schedule of Portfolio Investments
                               February 28, 2001
                                  (Unaudited)

                                  Security                             Market
  Shares                         Description                           Value
 --------- ------------------------------------------------------   ------------
 Common Stocks (98.4%):
 Advertising (0.5%):
    10,100 TMP Worldwide, Inc.(b)................................   $    528,356
                                                                    ------------
 Aerospace/Defense (1.3%):
    25,300 The Boeing Co.........................................      1,573,660
                                                                    ------------
 Airlines (0.6%):
    15,900 Delta Air Lines, Inc..................................        669,708
                                                                    ------------
 Automotive (0.9%):
    20,000 General Motors Corp...................................      1,066,400
                                                                    ------------
 Automotive Parts (0.6%):
    43,300 Dana Corp.............................................        733,069
                                                                    ------------
 Banking (5.6%):
    63,600 Bank of America Corp..................................      3,176,820
    26,300 Bank One Corp.........................................        927,601
    35,700 Banknorth Group, Inc..................................        720,694
    43,300 FleetBoston Financial Corp............................      1,786,125
                                                                    ------------
                                                                       6,611,240
                                                                    ------------
 Beverages (0.7%):
    35,700 Coca Cola Enterprises, Inc............................        810,390
                                                                    ------------
 Business Equipment & Services (0.6%):
    29,200 Viad Corp.............................................        712,188
                                                                    ------------
 Chemicals (0.6%):
    22,500 Dow Chemical Co.......................................        738,225
                                                                    ------------
 Computer Hardware (0.9%):
    41,500 Ingram Micro, Inc.(b).................................        572,700
    15,500 Tech Data Corp.(b)....................................        473,719
                                                                    ------------
                                                                       1,046,419
                                                                    ------------
 Computer Software & Services (1.6%):
    27,600 Computer Associates International, Inc................        860,844
    15,700 Electronic Data Systems Corp..........................      1,002,131
                                                                    ------------
                                                                       1,862,975
                                                                    ------------
 Computers & Peripherals (0.7%):
    27,200 Hewlett-Packard Co....................................        784,720
                                                                    ------------
 Construction (0.4%):
    28,500 MasTec, Inc.(b).......................................        426,930
                                                                    ------------
 Consumer Products (4.1%):
    62,900 Fortune Brands, Inc...................................      2,124,762
    22,800 Philip Morris Companies, Inc..........................      1,098,504
    10,600 Procter & Gamble Co...................................        747,300
    36,300 Tupperware Corp.......................................        856,680
                                                                    ------------
                                                                       4,827,246
                                                                    ------------
 Diversified Manufacturing Operations (5.2%):
    46,600 General Electric Co...................................      2,166,900
    13,200 Honeywell International, Inc..........................        616,572

                                  Security                             Market
  Shares                         Description                           Value
 --------- ------------------------------------------------------   ------------
 Common Stocks, continued:
 Diversified Manufacturing Operations, continued:
     5,900 Minnesota Mining & Manufacturing Co...................   $    665,225
    38,700 Tyco International Ltd................................      2,114,955
     7,600 United Technologies Corp..............................        592,116
                                                                    ------------
                                                                       6,155,768
                                                                    ------------
 Electronic Components/ Instruments (2.2%):
    28,500 Avnet, Inc............................................        698,250
    34,100 AVX Corp..............................................        607,321
    17,800 Cooper Industries, Inc................................        765,400
    17,300 Solectron Corp.(b)....................................        471,425
                                                                    ------------
                                                                       2,542,396
                                                                    ------------
 Entertainment (3.8%):
    62,500 AT&T Corp.--Liberty Media Group, Class A(b)...........        918,750
    42,800 The Walt Disney Co....................................      1,324,660
    43,977 Viacom, Inc., Class B(b)..............................      2,185,647
                                                                    ------------
                                                                       4,429,057
                                                                    ------------
 Financial Services (15.7%):
    17,200 American Express Co...................................        754,736
    11,600 Bear Stearns Companies, Inc...........................        605,288
    48,500 CIT Group, Inc., Class A..............................      1,120,350
    97,700 Citigroup, Inc........................................      4,804,886
    29,100 Fannie Mae............................................      2,319,270
    18,400 Freddie Mac...........................................      1,211,640
    60,100 J.P. Morgan Chase & Co................................      2,804,266
    25,300 MBNA Corp.............................................        831,864
    19,000 Merrill Lynch & Co....................................      1,138,100
    22,600 Morgan Stanley Dean Witter & Co.......................      1,471,938
    24,700 Wells Fargo & Co......................................      1,226,108
                                                                    ------------
                                                                      18,288,446
                                                                    ------------
 Food Products & Services (3.6%):
    95,600 Archer Daniels Midland Co.............................      1,438,780
    41,700 ConAgra, Inc..........................................        820,656
    61,000 SUPERVALU, Inc........................................        855,830
    20,300 Unilever NV, ADR......................................      1,134,770
                                                                    ------------
                                                                       4,250,036
                                                                    ------------
 Insurance (5.0%):
    14,100 Allstate Corp.........................................        562,026
     7,000 Cigna Corp............................................        767,690
    12,100 Hartford Financial Services Group, Inc................        772,585
    25,600 Lincoln National Corp.................................      1,123,072
    17,700 Loews Corp............................................      1,923,459
    28,000 UnumProvident Corp....................................        732,760
                                                                    ------------
                                                                       5,881,592
                                                                    ------------

                                   Continued

AMERICAN PERFORMANCE FUNDS
Equity Fund

                  Schedule of Portfolio Investments, Continued
                               February 28, 2001
                                  (Unaudited)

                                  Security                             Market
  Shares                         Description                           Value
 --------- ------------------------------------------------------   ------------
 Common Stocks, continued:
 Oil & Gas Exploration, Production, and Services (5.0%):
    17,100 Burlington Resources, Inc.............................   $    768,474
    12,700 Devon Energy Corp.....................................        723,900
    23,800 Helmerich & Payne, Inc................................      1,234,982
    23,500 Kerr-McGee Corp.......................................      1,519,040
    52,500 Ocean Energy, Inc.....................................        945,000
    12,400 Phillips Petroleum Co.................................        661,044
                                                                    ------------
                                                                       5,852,440
                                                                    ------------
 Oil--Integrated Companies (11.1%):
    18,200 Chevron Corp..........................................      1,559,012
    63,000 Exxon Mobil Corp......................................      5,106,150
    11,000 Murphy Oil Corp.......................................        692,670
    54,100 Occidental Petroleum Corp.............................      1,297,859
    51,200 Royal Dutch Petroleum Co..............................      2,986,496
    37,300 Ultramar Diamond Shamrock Corp........................      1,357,720
                                                                    ------------
                                                                      12,999,907
                                                                    ------------
 Paper Products (1.9%):
    15,000 Bowater, Inc..........................................        754,950
     9,600 Kimberly-Clark Corp...................................        686,400
    28,800 Westvaco Corp.........................................        754,848
                                                                    ------------
                                                                       2,196,198
                                                                    ------------
 Pharmaceuticals (2.6%):
    22,400 Abbott Laboratories...................................      1,097,376
    27,300 Pfizer, Inc...........................................      1,228,500
    14,800 Pharmacia Corp........................................        765,160
                                                                    ------------
                                                                       3,091,036
                                                                    ------------
 Printing & Publishing (0.8%):
    32,900 R.R. Donnelley & Sons Co..............................        975,485
                                                                    ------------
 Rental--Auto/Equipment (1.0%):
    32,200 Ryder System, Inc.....................................        660,744
    32,300 United Rentals, Inc.(b)...............................        552,653
                                                                    ------------
                                                                       1,213,397
                                                                    ------------
 Retail (3.7%):
    19,000 Federated Department Stores, Inc.(b)..................        918,650
    38,800 Limited, Inc..........................................        684,820
    26,400 May Department Stores Co..............................      1,045,176

                                  Security                             Market
  Shares                         Description                           Value
 --------- ------------------------------------------------------   ------------
 Common Stocks, continued:
 Retail, continued:
    27,300 Sears, Roebuck & Co...................................   $  1,120,665
    11,200 Wal-Mart Stores, Inc..................................        561,008
                                                                    ------------
                                                                       4,330,319
                                                                    ------------
 Semiconductors (2.3%):
    17,600 Applied Materials, Inc.(b)............................        743,600
    18,100 Micron Technology, Inc.(b)............................        619,382
    49,800 Silicon Storage Technology, Inc.(b)...................        498,000
    29,200 Texas Instruments, Inc................................        862,860
                                                                    ------------
                                                                       2,723,842
                                                                    ------------
 Telecommunications (13.1%):
    50,100 ADC Telecommunications, Inc.(b).......................        557,363
    10,200 ALLTEL Corp...........................................        547,740
    38,600 BellSouth Corp........................................      1,619,656
    32,400 JDS Uniphase Corp.(b).................................        866,700
    32,300 Lucent Technologies, Inc..............................        374,357
    47,300 Motorola, Inc.........................................        717,541
    64,700 Nortel Networks Corp..................................      1,196,303
    40,600 Qwest Communications International, Inc.(b)...........      1,500,982
    75,000 SBC Communications, Inc...............................      3,577,499
    67,200 Verizon Communications................................      3,326,400
    67,100 WorldCom, Inc.(b).....................................      1,115,538
                                                                    ------------
                                                                      15,400,079
                                                                    ------------
 Utilities--Electric (2.3%):
    17,600 Exelon Corp...........................................      1,150,512
    37,000 TXU Corp..............................................      1,525,880
                                                                    ------------
                                                                       2,676,392
                                                                    ------------
  Total Common Stocks                                                115,397,916
                                                                    ------------
 Investments in Affiliates (1.5%):
 Investment Companies (1.5%):
 1,759,487 American Performance Cash Management Fund.............      1,759,487
                                                                    ------------
  Total Investments in Affiliates                                      1,759,487
                                                                    ------------
  Total Investments (Cost $108,673,644)
   (a)--99.9%                                                        117,157,403
  Other assets in excess of liabilities--0.1%                            165,651
                                                                    ------------
  Net Assets--100.0%                                                $117,323,054
                                                                    ============

--------
(a) Represents cost for federal income tax and financial reporting purposes and differs from value by net unrealized appreciation of securities as follows:

     Unrealized appreciation.............. $15,857,198
     Unrealized depreciation..............  (7,373,439)
                                           -----------
     Net unrealized appreciation.......... $ 8,483,759
                                           ===========

(b) Represents non-income producing securities.

ADR--American Depositary Receipt

                       See notes to financial statements.

AMERICAN PERFORMANCE FUNDS
Growth Equity Fund

                       Schedule of Portfolio Investments
                               February 28, 2001
                                  (Unaudited)

                                 Security                              Market
 Shares                         Description                            Value
 ------- --------------------------------------------------------   ------------

 Common Stocks (98.7%):
 Airlines (0.6%):
  16,100 Delta Air Lines, Inc....................................   $    678,132
                                                                    ------------
 Beverages (4.3%):
  64,100 Coca-Cola Co............................................      3,399,223
  29,600 PepsiCo, Inc............................................      1,363,968
                                                                    ------------
                                                                       4,763,191
                                                                    ------------
 Business Equipment & Services (1.2%):
  34,600 Paychex, Inc............................................      1,381,838
                                                                    ------------
 Computer Hardware (1.3%):
  72,500 Sun Microsystems, Inc.(b)...............................      1,440,938
                                                                    ------------
 Computer Software & Services (9.7%):
   2,020 McDATA Corp. Class A(b).................................         36,108
 115,800 Microsoft Corp.(b)......................................      6,832,199
 140,800 Oracle Corp.(b).........................................      2,675,200
  15,900 Siebel Systems, Inc.(b).................................        608,175
   9,600 Veritas Software Corp.(b)...............................        623,400
                                                                    ------------
                                                                      10,775,082
                                                                    ------------
 Computers & Peripherals (9.7%):
 169,300 Cisco Systems, Inc.(b)..................................      4,010,293
  59,700 Dell Computer Corp.(b)..................................      1,305,938
  54,900 EMC Corp.(b)............................................      2,182,824
  32,500 International Business
          Machines Corp..........................................      3,246,750
                                                                    ------------
                                                                      10,745,805
                                                                    ------------
 Consumer Products (2.0%):
  30,800 Procter & Gamble Co.....................................      2,171,400
                                                                    ------------
 Diversified Manufacturing Operations (9.7%):
  25,200 Corning, Inc............................................        682,920
 216,800 General Electric Co.....................................     10,081,200
                                                                    ------------
                                                                      10,764,120
                                                                    ------------
 Electronic Components/Instruments (0.4%):
  16,100 Sanmina Corp.(b)........................................        479,981
                                                                    ------------
 Entertainment (4.7%):
  96,100 AOL Time Warner, Inc.(b)................................      4,231,283
  20,800 Viacom, Inc., Class B(b)................................      1,033,760
                                                                    ------------
                                                                       5,265,043
                                                                    ------------
 Financial Services (3.6%):
  27,600 American Express Co.....................................      1,211,088
  36,500 MBNA Corp...............................................      1,200,120
  10,000 SEI Investments Co......................................        854,531
   7,800 State Street Corp.......................................        783,510
                                                                    ------------
                                                                       4,049,249
                                                                    ------------

                                 Security                              Market
 Shares                         Description                            Value
 ------- --------------------------------------------------------   ------------

 Common Stocks, continued:
 Health Care (4.2%):
  31,600 Johnson & Johnson.......................................   $  3,075,628
  31,600 Medtronic, Inc..........................................      1,617,288
                                                                    ------------
                                                                       4,692,916
                                                                    ------------
 Insurance (3.7%):
  50,400 American International Group, Inc.......................      4,122,720
                                                                    ------------
 Oil--Integrated Companies (1.9%):
  59,200 Ultramar Diamond Shamrock Corp..........................      2,154,880
                                                                    ------------
 Paper Products (2.4%):
  37,600 Kimberly-Clark Corp.....................................      2,688,400
                                                                    ------------
 Pharmaceuticals (22.3%):
  39,700 Abbott Laboratories.....................................      1,944,903
  19,500 American Home Products Corp.............................      1,204,515
  17,900 Amgen, Inc.(b)..........................................      1,289,919
  42,400 Bristol-Myers Squibb Co.................................      2,688,584
   7,300 Cardinal Health, Inc....................................        740,950
  20,700 Eli Lilly & Co..........................................      1,644,822
  17,200 MedImmune, Inc.(b)......................................        751,425
  48,100 Merck & Co., Inc........................................      3,857,620
 166,600 Pfizer, Inc.............................................      7,496,999
  29,000 Pharmacia Corp..........................................      1,499,300
  37,100 Schering-Plough Corp....................................      1,493,275
                                                                    ------------
                                                                      24,612,312
                                                                    ------------
 Retail (7.5%):
  62,800 Home Depot, Inc.........................................      2,669,000
 112,400 Wal-Mart Stores, Inc....................................      5,630,116
                                                                    ------------
                                                                       8,299,116
                                                                    ------------
 Semiconductors (4.9%):
   9,900 Applied Micro Circuits Corp.(b).........................        264,825
   7,400 Broadcom Corp.(b).......................................        364,450
 150,600 Intel Corp..............................................      4,301,513
  12,600 Xilinx, Inc.(b).........................................        489,825
                                                                    ------------
                                                                       5,420,613
                                                                    ------------
 Telecommunications (2.6%):
  18,300 Qualcom, Inc.(b)........................................      1,003,069
  30,400 Qwest Communications International, Inc.(b).............      1,123,888
  17,100 Tellabs, Inc.(b)........................................        744,919
                                                                    ------------
                                                                       2,871,876
                                                                    ------------

                                   Continued

AMERICAN PERFORMANCE FUNDS
Growth Equity Fund

                  Schedule of Portfolio Investments, Continued
                               February 28, 2001
                                  (Unaudited)

                                  Security                             Market
  Shares                         Description                           Value
 --------- ------------------------------------------------------   ------------
 Common Stocks, continued:
 Television (1.0%):
    32,500 Univision Communications, Inc., Class A(b)............   $  1,072,500
                                                                    ------------
 Utilities--Electric (1.0%):
    24,700 Calpine Corp.(b)......................................      1,098,903
                                                                    ------------
  Total Common Stocks                                                109,549,015
                                                                    ------------

                                  Security                             Market
  Shares                         Description                           Value
 --------- ------------------------------------------------------   ------------

 Investments in Affiliates (1.4%):
 Investment Companies (1.4%):
 1,593,012 American Performance Cash Management Fund.............   $  1,593,012
                                                                    ------------
  Total Investments in Affiliates                                      1,593,012
                                                                    ------------
  Total Investments (Cost $89,246,390)
   (a)--100.1%                                                       111,142,027
  Liabilities in excess of other assets--(0.1)%                         (57,993)
                                                                    ------------
  Net Assets--100.0%                                                $111,084,034
                                                                    ============

--------
(a) Represents cost for federal income tax and financial reporting purposes and differs from value by net unrealized appreciation of securities as follows:

      Unrealized appreciation.......... $29,593,723
      Unrealized depreciation..........  (7,698,086)
                                        -----------
      Net unrealized appreciation...... $21,895,637
                                        ===========

(b)  Represents non-income producing securities.

                       See notes to financial statements.

AMERICAN PERFORMANCE FUNDS
Small Cap Equity Fund

                       Schedule of Portfolio Investments
                               February 28, 2001
                                  (Unaudited)

                                  Security                              Market
 Shares                          Description                            Value
 ------- ----------------------------------------------------------   ----------
    ,
 Common Stocks (97.8%):
 Apparel/Footwear (5.2%):
   1,700 Footstar, Inc.(b).........................................   $   74,851
   4,300 Kellwood Co...............................................       95,244
   3,500 Nautica Enterprises, Inc.(b)..............................       64,313
   5,400 Phillips-Van Heusen Corp..................................       80,460
   1,100 Timberland Co.(b).........................................       61,578
                                                                      ----------
                                                                         376,446
                                                                      ----------
 Automotive (0.9%):
   5,400 Group 1 Automotive, Inc.(b)...............................       66,960
                                                                      ----------
 Automotive Parts (2.2%):
   3,000 Gentex Corp.(b)...........................................       75,188
  11,900 TBC Corp.(b)..............................................       83,300
                                                                      ----------
                                                                         158,488
                                                                      ----------
 Banking (5.2%):
   2,200 Centura Banks, Inc........................................      110,902
   4,200 Cullen/Frost Bankers, Inc.................................      150,611
   4,290 Washington Federal, Inc...................................      111,540
                                                                      ----------
                                                                         373,053
                                                                      ----------
 Beverages (1.3%):
   1,500 Constellation Brands, Inc.(b).............................       95,775
                                                                      ----------
 Building Materials (0.9%):
   3,700 Hughes Supply, Inc........................................       64,935
                                                                      ----------
 Business Equipment & Services (4.3%):
   2,200 Administaff, Inc.(b)......................................       48,224
   1,600 F.Y.I., Inc.(b)...........................................       53,800
   4,500 Spherion Corp.(b).........................................       41,625
   3,300 United Stationers, Inc.(b)................................       82,706
   1,800 Zebra Technologies Corp., Class A(b)......................       81,113
                                                                      ----------
                                                                         307,468
                                                                      ----------
 Chemicals (2.4%):
   2,100 Cambrex Corp..............................................       87,591
   2,100 Scotts Co., Class A(b)....................................       86,625
                                                                      ----------
                                                                         174,216
                                                                      ----------
 Commercial Services (0.8%):
   4,000 Regis Corp................................................       59,500
                                                                      ----------
 Computer Software & Services (4.6%):
   1,300 BARRA, Inc.(b)............................................       57,038
   5,900 eLoyalty Corp.(b).........................................       20,281
   2,800 FileNET Corp.(b)..........................................       61,600
   4,700 Rainbow Technologies, Inc. b).............................       30,256
   1,500 RSA Security, Inc.(b).....................................       71,250
   4,100 Systems & Computer Technology Corp.(b)....................       49,456

                                  Security                              Market
 Shares                          Description                            Value
 ------- ----------------------------------------------------------   ----------

 Common Stocks, continued:
 Computer Software & Services, continued:
  12,100 Visual Networks, Inc.(b)..................................   $   45,375
                                                                      ----------
                                                                         335,256
                                                                      ----------
 Computers & Peripherals (1.7%):
   3,300 Anixter International, Inc.(b)............................       70,620
   3,200 Avid Technology, Inc.(b)..................................       53,800
                                                                      ----------
                                                                         124,420
                                                                      ----------
 Consumer Products (0.6%):
   2,400 Salton, Inc.(b)...........................................       45,216
                                                                      ----------
 Electronic Components/Instruments (7.5%):
   1,600 APW Ltd.(b)...............................................       45,664
   2,300 Benchmark Electronics, Inc.(b)............................       64,170
   1,400 CTS Corp..................................................       47,880
   2,300 Electro Scientific Industries, Inc.(b)....................       64,544
   3,000 Harman International Industries, Inc......................       89,699
   4,300 Kopin Corp.(b)............................................       30,369
   2,700 Methode Electronics, Inc., Class A........................       42,019
   5,900 Pioneer-Standard Electronics, Inc.........................       72,274
   6,300 SONICblue, Inc.(b)........................................       40,163
   1,200 Technitrol, Inc...........................................       41,820
                                                                      ----------
                                                                         538,602
                                                                      ----------
 Entertainment (1.0%):
   6,300 Aztar Corp.(b)............................................       74,340
                                                                      ----------
 Financial Services (2.4%):
   1,600 Downey Financial Corp.....................................       68,880
   3,400 Eaton Vance Corp..........................................      104,006
                                                                      ----------
                                                                         172,886
                                                                      ----------
 Food Products & Services (4.3%):
   2,900 Earthgrains Co............................................       55,680
   3,600 Fleming Companies, Inc....................................       88,920
   3,600 Smithfield Foods, Inc.(b).................................      105,876
   1,400 Whole Foods Market, Inc.(b)...............................       60,375
                                                                      ----------
                                                                         310,851
                                                                      ----------
 Gas Distribution (3.0%):
   4,300 Energen Corp..............................................      120,271
   2,500 New Jersey Resources Corp.................................       95,650
                                                                      ----------
                                                                         215,921
                                                                      ----------
 Health Care (5.1%):
   1,300 Cerner Corp.(b)...........................................       66,544
   3,200 Coventry Health Care, Inc.(b).............................       58,800
   2,200 Orthodontic Centers of America,
          Inc.(b)..................................................       51,700
   3,700 Owens & Minor, Inc........................................       55,352

                                   Continued

AMERICAN PERFORMANCE FUNDS
Small Cap Equity Fund

                  Schedule of Portfolio Investments, Continued
                               February 28, 2001
                                  (Unaudited)

                                  Security                              Market
 Shares                          Description                            Value
 ------- ----------------------------------------------------------   ----------

 Common Stocks, continued:
 Health Care, continued:
   1,500 Universal Health Services, Inc.(b)........................   $  134,625
                                                                      ----------
                                                                         367,021
                                                                      ----------
 Home Builders (2.9%):
   2,800 D.R. Horton, Inc..........................................       63,840
   2,200 Ryland Group, Inc.........................................       88,638
   1,600 Toll Brothers, Inc.(b)....................................       57,216
                                                                      ----------
                                                                         209,694
                                                                      ----------
 Insurance (4.5%):
   4,000 Fidelity National Financial, Inc..........................      123,840
   1,900 First American Corp.......................................       57,760
   3,200 Mutual Risk Management Ltd................................       36,320
   4,800 Selective Insurance Group, Inc............................      104,400
                                                                      ----------
                                                                         322,320
                                                                      ----------
 Medical--Biotechnology (0.9%):
   2,400 Techne Corp.(b)...........................................       64,650
                                                                      ----------
 Medical Equipment & Supplies (3.8%):
   3,800 Patterson Dental Co.(b)...................................      120,175
   5,200 SpaceLabs Medical, Inc.(b)................................       63,700
   1,400 Varian Medical Systems, Inc.(b)...........................       92,960
                                                                      ----------
                                                                         276,835
                                                                      ----------
 Metals--Processing & Fabrication (2.6%):
   6,300 A.M. Castle & Co..........................................       61,362
   1,100 Shaw Group, Inc.(b).......................................       55,341
   2,100 Stillwater Mining Co.(b)..................................       69,909
                                                                      ----------
                                                                         186,612
                                                                      ----------
 Oil & Gas Exploration, Production and Services (8.0%):
   1,200 Barrett Resources Corp.(b)................................       53,100
   3,200 Cross Timbers Oil Co......................................       78,943
   1,800 HS Resources, Inc.(b).....................................       69,570
   1,500 Louis Dreyfus Natural Gas Corp.(b)........................       54,240
   2,000 Newfield Exploration Co.(b)...............................       70,040
   2,600 Offshore Logistics, Inc.(b)...............................       63,700
   5,100 Remington Oil & Gas Corp.(b)..............................       68,213
   2,900 Seitel, Inc.(b)...........................................       54,230
   3,200 Vintage Petroleum, Inc....................................       62,368
                                                                      ----------
                                                                         574,404
                                                                      ----------
 Pharmaceuticals (3.2%):
   1,500 Alpharma, Inc.............................................       49,875
   1,111 Cardinal Health, Inc......................................      112,767
   1,300 Cephalon, Inc.(b).........................................       71,581
                                                                      ----------
                                                                         234,223
                                                                      ----------

                                  Security                              Market
 Shares                          Description                            Value
 ------- ----------------------------------------------------------   ----------

 Common Stocks, continued:
 Restaurants (3.3%):
   2,100 Cheesecake Factory, Inc.(b)...............................   $   83,081
   9,200 Ruby Tuesday, Inc.........................................      156,400
                                                                      ----------
                                                                         239,481
                                                                      ----------
 Retail (2.7%):
   5,000 Great Atlantic & Pacific Tea Co., Inc.....................       47,750
   1,600 Michaels Stores, Inc.(b)..................................       52,400
   2,300 School Specialty, Inc.(b).................................       50,744
   4,300 Stein Mart, Inc.(b).......................................       41,119
                                                                      ----------
                                                                         192,013
                                                                      ----------
 Semiconductors (4.9%):
   1,800 Aeroflex, Inc.(b).........................................       24,075
   2,000 Alpha Industries, Inc.(b).................................       32,250
   6,100 Applied Industrial Technologies, Inc......................      111,325
   4,700 Bell Microproducts, Inc.(b)...............................       65,800
   2,200 Helix Technology Corp.....................................       52,250
   2,500 Silicon Valley Group, Inc.(b).............................       66,719
                                                                      ----------
                                                                         352,419
                                                                      ----------
 Telecommunications (0.7%):
   3,700 ViaSat, Inc.(b)...........................................       49,488
                                                                      ----------
 Textile Products (0.8%):
   9,300 Interface, Inc., Class A..................................       59,288
                                                                      ----------
 Transportation & Shipping (3.9%):
   3,200 Arkansas Best Corp.(b)....................................       53,600
   4,900 Roadway Express, Inc......................................      126,482
   5,300 Yellow Corp.(b)...........................................      105,006
                                                                      ----------
                                                                         285,088
                                                                      ----------
 Utilities--Electric (2.2%):
   4,100 Avista Corp...............................................       64,575
   2,200 CH Energy Group, Inc......................................       96,800
                                                                      ----------
                                                                         161,375
                                                                      ----------
  Total Common Stocks                                                  7,069,244
                                                                      ----------

                                   Continued

AMERICAN PERFORMANCE FUNDS
Small Cap Equity Fund

                  Schedule of Portfolio Investments, Continued
                               February 28, 2001
                                  (Unaudited)

                                  Security                             Market
 Shares                         Description                            Value
 ------- ---------------------------------------------------------   ----------

 Investments in Affiliates (2.2%):
 Investment Companies (2.2%):
 156,397 American Performance Cash Management Fund................   $  156,397
                                                                     ----------
  Total Investments in Affiliates                                       156,397
                                                                     ----------
  Total Investments (Cost $6,732,668)(a)--100.0%                      7,225,641
  Liabilities in excess of other assets--0.0%                            (2,571)
                                                                     ----------
  Net Assets--100.0%                                                 $7,223,070
                                                                     ==========

--------
(a) Represents cost for federal income tax and financial reporting purposes and differs from value by net unrealized appreciation of securities as follows:

      Unrealized appreciation........ $1,156,538
      Unrealized depreciation........   (663,565)
                                      ----------
      Net unrealized appreciation.... $  492,973
                                      ==========

(b)  Represents non-income producing securities.

                       See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

                         Notes to Financial Statements
                               February 28, 2001
                                  (Unaudited)

1. Organization:

 The American Performance Funds were organized on October 1, 1987, and are registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, open-end investment company established as a Massachusetts business trust. The Funds presently offer shares of the U.S. Treasury Fund, the Cash Management Fund, the Intermediate Tax-Free Bond Fund, the Short-Term Income Fund, the Intermediate Bond Fund, the Bond Fund, the Balanced Fund, the Equity Fund, the Growth Equity Fund and the Small Cap Equity Fund (individually referred to as a "Fund" and collectively, "the Funds").

 The investment objective of the U.S. Treasury Fund and the Cash Management Fund (the "money market funds") is to seek current income with liquidity and stability of principal. The Short-Term Income Fund and the Intermediate Bond Fund seek total return. The Intermediate Tax-Free Bond Fund's investment objective is to seek current income consistent with the preservation of capital, that is exempt from federal income tax. The Bond Fund's objective is to maximize total return. The Balanced Fund seeks capital appreciation and income. The Equity Fund seeks growth of capital and, secondarily, income. The Growth Equity Fund seeks long-term capital appreciation. The Small Cap Equity Fund seeks long-term capital appreciation and, secondarily, income. Those funds which are not money market funds are referenced hereafter collectively as the "variable net asset value funds."

2. Significant Accounting Policies:

 The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (GAAP). The presentation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

   Securities Valuation:

   Investments of the money market funds are valued in accordance with Rule 2a-7 of the 1940 Act, at amortized cost, which approximates market value. Under the amortized cost method, discount or premium is amortized on a constant basis to the maturity of the security.

   Investments in common stocks, commercial paper, corporate bonds, municipal bonds, U.S. Government securities, and U.S. Government agency securities of the variable net asset value funds, are valued at their market values determined on the latest bid prices in the principal market (closing sales prices if the principal market is an exchange) in which such securities are normally traded. Debt instruments with maturities of 60 days or less are valued at amortized cost, unless the Board of Trustees determines that this is does not result in a fair value. The variable net asset value funds may also use an independent pricing service approved by the Board of Trustees to value certain securities. Such prices reflect market values which may be established through the use of electronic and matrix techniques. Investments in investment companies are valued at their respective net asset values as reported by such companies. The differences between the cost and market values of investments are reflected as either unrealized appreciation or depreciation.

   Security Transactions and Related Income:

   Security transactions are accounted for on a trade date basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

   Securities Purchased on a When-issued Basis and Delayed Delivery Basis:

   Each Fund may purchase securities on a "when-issued" basis. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and/or yield, thereby involving the risk that the price

                                   Continued

AMERICAN PERFORMANCE FUNDS

                               February 28, 2001
                                  (Unaudited)

   and/or yield obtained may be more or less than those available in the market when delivery takes place. The Fund records the transaction and reflects the value of the security in determining net asset value at the time the Fund makes the commitment to purchase a security on a when-issued basis. Normally, the settlement date occurs within one month of the purchase. No payment is made by the Fund and no interest accrues to the Fund during the period between purchase and settlement. The Fund establishes a segregated account in which it maintains cash and marketable securities equal in value to commitments for when-issued securities. Securities purchased on a when-issued basis or delayed delivery basis do not earn income until the settlement date. The Funds held no when-issued securities as of February 28, 2001.

   Organization Costs:

   All expenses incurred in connection with the Growth Equity Fund's organization and registration under the 1940 Act and the Securities Act of 1933 were paid by the Fund. Such expenses are amortized over a period of five years commencing with the date of the initial public offering.

   On June 30, 1998 the Funds adopted Statement of Position (SOP) 98-5, "Reporting on the Costs of Start-Up Activities." Under the provisions of SOP 98-5, costs associated with organizing a fund which commences operating subsequent to June 30, 1998, must be expensed as incurred and may not be amortized over future periods. Accordingly, costs incurred in connection with the organization of the Small Cap Equity Fund were paid by Bank of Oklahoma, N.A.

   Other:

   Expenses that are directly related to one of the Funds are charged directly to that Fund. Other operating expenses of the Funds are pro-rated to each Fund on the basis of relative net assets or another appropriate method.

   Repurchase Agreements:

   Each Fund may acquire securities from financial institutions such as member banks of the Federal Deposit Insurance Corporation or from registered broker/dealers which the respective investment adviser deems creditworthy under guidelines approved by the Board of Trustees, subject to the seller's agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller, under a repurchase agreement, is required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). Securities subject to repurchase agreements are held by the Fund's custodian, another qualified sub-custodian or in the Federal Reserve/Treasury book-entry system.

   Dividends to Shareholders:

   Dividends from net investment income are declared daily and paid monthly for the money market funds. Dividends from net investment income are declared daily and paid monthly for the Intermediate Tax-Free Bond Fund, Short-Term Income Fund, Intermediate Bond Fund, and Bond Fund. Dividends from net investment income are declared and paid quarterly for the Balanced Fund, Equity Fund, Growth Equity Fund and Small Cap Equity Fund. Net realized capital gains, if any, are declared and distributed at least annually.

   The amounts of dividends from net investment income and of distributions from net realized gains are determined in accordance with federal income tax regulations which may differ from GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (i.e. reclass of market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require

                                   Continued

AMERICAN PERFORMANCE FUNDS

                               February 28, 2001
                                  (Unaudited)

   reclassification. Dividends and distributions to shareholders which exceed net investment income and net realized gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized gains. To the extent they exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital.

3. Related Party Transactions:

 Bank of Oklahoma N.A. ("BOK"), a subsidiary of BancOklahoma Corp., serves as investment adviser to the Funds. Under the terms of the investment advisory agreements, BOK is entitled to receive fees based on a percentage of the average net assets of each of the Funds. BOK also serves the Funds as custodian.

 BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services ("BISYS"), and BISYS Fund Services Ohio, Inc. ("BISYS Ohio") are subsidiaries of The BISYS Group, Inc. BISYS, whom certain officers of the Funds are affiliated, serves the Funds as administrator. Such officers are paid no fees directly by the Funds for serving as officers of the Funds. Fees for administration services are established under terms of the administration contract as a percentage of the average daily net assets of each of the Funds. Under a Sub-Administration agreement, BISYS pays BOK a fee of up to 0.05% of each Fund's average daily net assets to perform certain of the administrative duties for the Funds. BISYS Ohio serves the Funds as transfer agent and mutual fund accountant. Administration fees of $131,327 were voluntarily reduced for the Cash Management Fund.

 The Funds have adopted a Distribution and Shareholder Services Plan in accordance with Rule 12b-1 under the 1940 Act, pursuant to which the Funds are authorized to pay or reimburse BISYS, as distributor, a periodic amount, calculated at an annual rate not to exceed 0.25% of the average daily net asset value of the Funds, and may be used by BISYS to pay banks, including BOK, broker dealers and other institutions. As distributor, BISYS is entitled to receive commissions on sales of shares of the variable net asset value funds. For the period ended February 28, 2001, BISYS received $4,929 from commissions earned on sales of shares of the variable net asset value funds, $4,520 of which was reallowed to affiliated broker/dealers of the Funds.

 From time to time, fees may be voluntarily reduced or reimbursed in order to assist each of the Funds in maintaining more competitive expense ratios.

 Information regarding these transactions for the period ended February 28, 2001 is as follows:

                                                             U.S.       Cash
                                                           Treasury  Management
                                                             Fund       Fund
                                                           --------  ----------
  Investment Advisory Fees:
   Annual fee before voluntary fee reductions (percentage
    of average net assets)................................     0.40%      0.40%
   Voluntary fee reductions...............................       --   $361,147
  12b-1 Fees:
   Annual fee before voluntary fee reductions (percentage
    of average net assets)................................     0.25%      0.25%
   Voluntary fee reductions............................... $765,531   $820,787
  Custodian Fees:
   Annual fee (percentage of net assets)..................     0.03%      0.03%



                                   Continued

AMERICAN PERFORMANCE FUNDS

                               February 28, 2001
                                  (Unaudited)

                                              Short-
                                Intermediate   Term
                                  Tax-Free    Income   Intermediate
                                 Bond Fund     Fund     Bond Fund    Bond Fund
                                ------------ --------  ------------ -----------
  Investment Advisory Fees:
   Annual fee before voluntary
    fee reductions
    (percentage of average net
    assets)....................       0.55%      0.55%       0.55%       0.55%
   Voluntary fee reductions....   $ 26,612   $173,049    $ 85,355     $59,483
  12b-1 Fees:
   Annual fee before voluntary
    fee reductions
    (percentage of average net
    assets)....................       0.25%      0.25%       0.25%       0.25%
   Voluntary fee reductions....   $ 33,265   $ 25,171          --          --
  Custodian Fees:
   Annual fee (percentage of
    average net assets)........       0.03%      0.03%       0.03%       0.03%
  Other Fees Reimbursed........         --   $  1,644    $  6,812     $ 4,817

                                  Balanced    Equity      Growth     Small Cap
                                    Fund       Fund    Equity Fund  Equity Fund
                                ------------ --------  ------------ -----------
  Investment Advisory Fees:
   Annual fee before voluntary
    fee reductions
    (percentage of average net
    assets)....................       0.74%      0.69%       0.69%       0.69%
   Voluntary fee reductions....   $103,150   $124,656    $131,285     $18,778
  12b-1 Fees:
   Annual fee before voluntary
    fee reductions
    (percentage of average net
    assets)....................       0.25%      0.25%       0.25%       0.25%
   Voluntary fee reductions....   $ 80,586         --          --     $ 9,447
  Custodian Fees:
   Annual fee (percentage of
    net assets)................       0.03%      0.03%       0.03%       0.03%
  Other Fees Reimbursed........   $  5,184   $  7,600    $  5,638     $   644

4.Purchases and Sales of Securities:

 Purchases and sales of securities (excluding short-term securities) for the period ended February 28, 2001 are as follows:

                                                        Purchases     Sales
                                                       ----------- ------------
  Intermediate Tax-Free Bond Fund..................... $   376,964 $    328,787
  Short-Term Income Fund..............................  18,496,109   12,480,802
  Intermediate Bond Fund..............................  19,119,241   15,752,550
  Bond Fund...........................................  25,475,699   24,332,625
  Balanced Fund.......................................  31,226,895   28,627,542
  Equity Fund.........................................  98,546,411  111,086,612
  Growth Equity Fund..................................  60,087,029   70,877,227
  Small Cap Equity Fund...............................   5,037,400    5,198,684

5.Federal Income Taxes:

 It is the policy of each Fund to continue to qualify, as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes.

AMERICAN PERFORMANCE FUNDS

                               February 28, 2001
                                  (Unaudited)

6. Recent Accounting Pronouncements

 In November 2000 the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies ( the Guide). The revised Guide is effective for financial statements issued for fiscal years beginning after December 15, 2000. One of the new provisions in the Guide requires investment companies to amortize premiums and accrete discounts on all fixed income securities. The Funds currently do not amortize premiums or accrete discounts for certain securities. Upon adoption of the Guide, the Funds will be required to record a cumulative effect adjustment to conform with GAAP. The effect of this adjustment will be either to increase or decrease net investment income with an offsetting decrease or increase to unrealized appreciation (depreciation) of securities. This adjustment will, therefore, have no effect on the net assets of the Fund. At this time, the Funds have not completed their analysis of the impact of the accounting change; however, management does not expect this change to be material to the Funds.

                                   Continued

AMERICAN PERFORMANCE FUNDS

                             Financial Highlights

                                            U.S. Treasury Fund
                         ---------------------------------------------------------------
                          Six Months               Year Ended August 31,
                            Ended       ------------------------------------------------
                         February 28,
                             2001         2000      1999      1998      1997      1996
                         ------------   --------  --------  --------  --------  --------
                         (Unaudited)
Net Asset Value,
 Beginning of Period....   $  1.000     $  1.000  $  1.000  $  1.000  $  1.000  $  1.000
                           --------     --------  --------  --------  --------  --------
Investment Activities
 Net investment income..      0.028        0.051     0.042     0.048     0.046     0.047
                           --------     --------  --------  --------  --------  --------
  Total from Investment
   Activities...........      0.028        0.051     0.042     0.048     0.046     0.047
                           --------     --------  --------  --------  --------  --------
Distributions
 Net investment income..     (0.028)      (0.051)   (0.042)   (0.048)   (0.046)   (0.047)
                           --------     --------  --------  --------  --------  --------
  Total Distributions...     (0.028)      (0.051)   (0.042)   (0.048)   (0.046)   (0.047)
                           --------     --------  --------  --------  --------  --------
Net Asset Value, End of
 Period.................   $  1.000     $  1.000  $  1.000  $  1.000  $  1.000  $  1.000
                           ========     ========  ========  ========  ========  ========
Total Return............       2.79%(a)     5.20%     4.26%     4.94%     4.74%     4.85%
Ratios/Supplemental
 Data:
 Net Assets at end of
  period (000)..........   $619,402     $608,410  $394,415  $388,319  $298,424  $217,406
 Ratio of expenses to
  average net assets....       0.70%(b)     0.71%     0.71%     0.72%     0.72%     0.74%
 Ratio of net investment
  income to average net
  assets................       5.58%(b)     5.11%     4.17%     4.83%     4.65%     4.74%
 Ratio of expenses to
  average net assets*...       0.95%(b)     0.96%     0.96%     0.97%     0.97%     0.99%

--------
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a)  Not Annualized.
(b)  Annualized.
                      See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

                             Financial Highlights

                                           Cash Management Fund
                         ------------------------------------------------------------------
                          Six Months               Year Ended August 31,
                            Ended       ---------------------------------------------------
                         February 28,
                             2001         2000      1999      1998      1997         1996
                         ------------   --------  --------  --------  --------     --------
                         (Unaudited)
Net Asset Value,
 Beginning of Period....   $  1.000     $  1.000  $  1.000  $  1.000  $  1.000     $  1.000
                           --------     --------  --------  --------  --------     --------
Investment Activities
 Net investment income..      0.029        0.054     0.045     0.050     0.049        0.050
 Net realized losses on
  investments...........         --           --        --        --    (0.010)          --
                           --------     --------  --------  --------  --------     --------
  Total from Investment
   Activities...........      0.029        0.054     0.045     0.050     0.039        0.050
                           --------     --------  --------  --------  --------     --------
Distributions
 Net investment income..     (0.029)      (0.054)   (0.045)   (0.050)   (0.049)      (0.050)
                           --------     --------  --------  --------  --------     --------
  Total Distributions...     (0.029)      (0.054)   (0.045)   (0.050)   (0.049)      (0.050)
                           --------     --------  --------  --------  --------     --------
 Capital Contributions..         --           --        --        --     0.010           --
                           --------     --------  --------  --------  --------     --------
Net Asset Value, End of
 Period.................   $  1.000     $  1.000  $  1.000  $  1.000  $  1.000     $  1.000
                           ========     ========  ========  ========  ========     ========
Total Return............       2.92%(b)     5.55%     4.63%     5.14%     5.05%(a)     5.14%
Ratios/Supplemental
 Data:
 Net Assets at end of
  period (000)..........   $749,704     $647,086  $551,880  $466,571  $331,095     $375,797
 Ratio of expenses to
  average net assets....       0.54%(c)     0.55%     0.65%     0.71%     0.72%        0.71%
 Ratio of net investment
  income to average net
  assets................       5.79%(c)     5.42%     4.53%     5.02%     4.93%        5.01%
 Ratio of expenses to
  average net assets*...       0.94%(c)     0.95%     0.95%     0.96%     0.97%        0.96%

--------
  * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) The total return includes the effect of a capital contribution of $0.010 per share. The return without the capital contribution would have been 4.05%.
(b)  Not Annualized.
(c)  Annualized.
                      See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

                             Financial Highlights

                                   Intermediate Tax-Free Bond Fund
                         ----------------------------------------------------------
                          Six Months             Year Ended August 31,
                            Ended       -------------------------------------------
                         February 28,
                             2001        2000     1999     1998     1997     1996
                         ------------   -------  -------  -------  -------  -------
                         (Unaudited)
Net Asset Value,
 Beginning of Period....   $ 10.56      $ 10.51  $ 10.99  $ 10.78  $ 10.57  $ 10.67
                           -------      -------  -------  -------  -------  -------
Investment Activities
 Net investment income..      0.23         0.47     0.47     0.48     0.49     0.49
 Net realized/unrealized
  gains/(losses)
  on investments........      0.26         0.11    (0.44)    0.28     0.21    (0.10)
                           -------      -------  -------  -------  -------  -------
  Total from Investment
   Activities...........      0.49         0.58     0.03     0.76     0.70     0.39
                           -------      -------  -------  -------  -------  -------
Distributions
 Net investment income..     (0.23)       (0.47)   (0.47)   (0.48)   (0.49)   (0.49)
 Net realized gains.....     (0.01)       (0.06)   (0.04)   (0.07)      --       --
                           -------      -------  -------  -------  -------  -------
  Total Distributions...     (0.24)       (0.53)   (0.51)   (0.55)   (0.49)   (0.49)
                           -------      -------  -------  -------  -------  -------
Net Asset Value, End of
 Period.................   $ 10.81      $ 10.56  $ 10.51  $ 10.99  $ 10.78  $ 10.57
                           =======      =======  =======  =======  =======  =======
Total Return (excludes
 sales charge)..........      4.68%(a)     5.78%    0.19%    7.28%    6.79%    3.68%
Ratios/Supplemental
 Data:
 Net Assets at end of
  period (000)..........   $27,306      $26,902  $30,353  $30,454  $26,544  $31,036
 Ratio of expenses to
  average net assets....      0.77%(b)     0.77%    0.75%    0.74%    0.74%    0.75%
 Ratio of net investment
  income to average
  net assets............      4.40%(b)     4.58%    4.33%    4.44%    4.61%    4.58%
 Ratio of expenses to
  average net assets*...      1.22%(b)     1.22%    1.20%    1.19%    1.19%    1.20%
 Portfolio turnover.....      1.26%        0.00%   11.96%   19.10%   11.38%   19.53%

--------
  * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a)  Not Annualized.
(b)  Annualized.

                      See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

                             Financial Highlights

                                        Short-Term Income Fund
                         ------------------------------------------------------------
                          Six Months             Year Ended August 31,
                            Ended       ---------------------------------------------
                         February 28,
                             2001        2000     1999       1998     1997     1996
                         ------------   -------  -------    -------  -------  -------
                         (Unaudited)
Net Asset Value,
 Beginning of Period....   $  9.93      $  9.89  $ 10.12    $  9.92  $  9.79  $  9.95
                           -------      -------  -------    -------  -------  -------
Investment Activities
 Net investment income..      0.31         0.62     0.59       0.62     0.61     0.59
 Net realized/unrealized
  gains/(losses) on
  investments...........      0.24         0.04    (0.23)      0.20     0.14    (0.14)
                           -------      -------  -------    -------  -------  -------
  Total from Investment
   Activities...........      0.55         0.66     0.36       0.82     0.75     0.45
                           -------      -------  -------    -------  -------  -------
Distributions
 Net investment income..     (0.31)       (0.62)   (0.59)     (0.62)   (0.61)   (0.59)
 In excess of net
  investment income.....        --           --       --         --    (0.01)      --
 Net realized gains.....        --           --       --         --       --    (0.01)
 In excess of net
  realized gains........        --           --       --(a)      --       --    (0.01)
                           -------      -------  -------    -------  -------  -------
  Total Distributions...     (0.31)       (0.62)   (0.59)     (0.62)   (0.62)   (0.61)
                           -------      -------  -------    -------  -------  -------
Net Asset Value, End of
 Period.................   $ 10.17      $  9.93  $  9.89    $ 10.12  $  9.92  $  9.79
                           =======      =======  =======    =======  =======  =======
Total Return (excludes
 sales charge)..........      5.66%(b)     6.92%    3.66%      8.47%    7.85%    4.64%
Ratios/Supplemental
 Data:
 Net Assets at end of
  period (000)..........   $68,419      $61,650  $62,523    $32,390  $15,658  $14,399
 Ratio of expenses to
  average net assets....      0.57%(c)     0.57%    0.56%      0.41%    0.33%    0.41%
 Ratio of net investment
  income to average net
  assets................      6.33%(c)     6.30%    5.85%      6.15%    6.14%    5.95%
 Ratio of expenses to
  average net assets*...      1.20%(c)     1.21%    1.24%      1.22%    1.16%    1.24%
 Portfolio turnover.....     21.05%       50.34%  109.69%     60.02%   37.55%   80.98%

--------
  * During the period, certain fees were voluntarily reduced and reimbursed. If such voluntary fee reductions and reimbursements had not occurred, the ratios would have been as indicated.
(a)  Distribution per share was less than $0.005.
(b)  Not Annualized.
(c)  Annualized.

                      See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

                             Financial Highlights

                                        Intermediate Bond Fund
                         ----------------------------------------------------------
                          Six Months             Year Ended August 31,
                            Ended       -------------------------------------------
                         February 28,
                             2001        2000     1999     1998     1997     1996
                         ------------   -------  -------  -------  -------  -------
                         (Unaudited)
Net Asset Value,
 Beginning of Period....   $ 10.08      $ 10.08  $ 10.50  $ 10.23  $ 10.01  $ 10.26
                           -------      -------  -------  -------  -------  -------
Investment Activities
 Net investment income..      0.30         0.60     0.60     0.61     0.60     0.60
 Net realized/unrealized
  gains/(losses)
  on investments........      0.30           --    (0.42)    0.27     0.22    (0.25)
                           -------      -------  -------  -------  -------  -------
  Total from Investment
   Activities...........      0.60         0.60     0.18     0.88     0.82     0.35
                           -------      -------  -------  -------  -------  -------
Distributions
 Net investment income..     (0.30)       (0.60)   (0.60)   (0.61)   (0.60)   (0.60)
                           -------      -------  -------  -------  -------  -------
  Total Distributions...     (0.30)       (0.60)   (0.60)   (0.61)   (0.60)   (0.60)
                           -------      -------  -------  -------  -------  -------
Net Asset Value, End of
 Period.................   $ 10.38      $ 10.08  $ 10.08  $ 10.50  $ 10.23  $ 10.01
                           =======      =======  =======  =======  =======  =======
Total Return (excludes
 sales charge)..........      6.05%(a)     6.21%    1.73%    8.80%    8.38%    3.41%
Ratios/Supplemental
 Data:
 Net Assets at end of
  period (000)..........   $91,022      $84,218  $87,132  $85,382  $77,319  $63,088
 Ratio of expenses to
  average net assets....      0.94%(b)     0.96%    0.97%    0.95%    0.93%    0.95%
 Ratio of net investment
  income to average
  net assets............      5.96%(b)     6.04%    5.80%    5.86%    5.89%    5.84%
 Ratio of expenses to
  average net assets*...      1.16%(b)     1.17%    1.17%    1.15%    1.13%    1.15%
 Portfolio turnover.....     20.54%       34.32%   34.47%   31.98%   40.77%  129.97%

--------
  * During the period, certain fees were voluntarily reduced and reimbursed. If such voluntary fee reductions and reimbursements had not occurred, the ratios would have been as indicated.
(a)  Not Annualized.
(b)  Annualized.

                      See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

                             Financial Highlights

                                              Bond Fund
                         -----------------------------------------------------------
                          Six Months             Year Ended August 31,
                            Ended       --------------------------------------------
                         February 28,
                             2001        2000     1999      1998     1997     1996
                         ------------   -------  -------   -------  -------  -------
                         (Unaudited)
Net Asset Value,
 Beginning of Period....   $  9.17      $  9.18  $  9.76   $  9.29  $  8.99  $  9.29
                           -------      -------  -------   -------  -------  -------
Investment Activities
 Net investment income..      0.28         0.57     0.57      0.57     0.58     0.57
 Net realized/unrealized
  gains/(losses)
  on investments........      0.39        (0.01)   (0.58)     0.47     0.30    (0.30)
                           -------      -------  -------   -------  -------  -------
  Total from Investment
   Activities...........      0.67         0.56    (0.01)     1.04     0.88     0.27
                           -------      -------  -------   -------  -------  -------
Distributions
 Net investment income..     (0.28)       (0.57)   (0.57)    (0.57)   (0.58)   (0.57)
                           -------      -------  -------   -------  -------  -------
  Total Distributions...     (0.28)       (0.57)   (0.57)    (0.57)   (0.58)   (0.57)
                           -------      -------  -------   -------  -------  -------
Net Asset Value, End of
 Period.................   $  9.56      $  9.17  $  9.18   $  9.76  $  9.29  $  8.99
                           =======      =======  =======   =======  =======  =======
Total Return (excludes
 sales charge)..........      7.42%(a)     6.38%   (0.19)%   11.54%   10.03%    2.84%
Ratios/Supplemental
 Data:
 Net Assets at end of
  period (000)..........   $62,638      $56,141  $62,721   $52,706  $35,454  $32,807
 Ratio of expenses to
  average net assets....      0.95%(b)     0.97%    0.97%     0.96%    0.94%    0.96%
 Ratio of net investment
  income to average
  net assets............      6.07%(b)     6.31%    5.95%     6.02%    6.29%    6.08%
 Ratio of expenses to
  average net assets*...      1.16%(b)     1.17%    1.17%     1.16%    1.14%    1.16%
 Portfolio turnover.....     44.00%       27.39%   41.02%    47.80%   83.65%   61.02%

--------
  * During the period, certain fees were voluntarily reduced and reimbursed. If such voluntary fee reductions and reimbursements had not occurred, the ratios would have been as indicated.
(a)  Not Annualized.
(b)  Annualized.

                      See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

                             Financial Highlights

                                            Balanced Fund
                         -----------------------------------------------------------
                          Six Months              Year Ended August 31,
                            Ended        -------------------------------------------
                         February 28,
                             2001         2000     1999     1998     1997     1996
                         ------------    -------  -------  -------  -------  -------
                         (Unaudited)
Net Asset Value,
 Beginning of Period....   $ 13.86       $ 13.62  $ 12.37  $ 13.38  $ 11.28  $ 10.62
                           -------       -------  -------  -------  -------  -------
Investment Activities
 Net investment income..      0.16          0.31     0.34     0.40     0.41     0.35
 Net realized/unrealized
  gains (losses)
  on investments........     (1.56)         1.37     1.90     0.21     2.46     0.79
                           -------       -------  -------  -------  -------  -------
  Total from Investment
   Activities...........     (1.40)         1.68     2.24     0.61     2.87     1.14
                           -------       -------  -------  -------  -------  -------
Distributions
 Net investment income..     (0.17)        (0.31)   (0.34)   (0.34)   (0.41)   (0.35)
 Net realized gains.....        --         (1.11)   (0.65)   (1.28)   (0.36)   (0.13)
 In excess of net
  realized gains........        --         (0.02)      --       --       --       --
                           -------       -------  -------  -------  -------  -------
  Total Distributions...     (0.17)        (1.44)   (0.99)   (1.62)   (0.77)   (0.48)
                           -------       -------  -------  -------  -------  -------
Net Asset Value, End of
 Period.................   $ 12.29       $ 13.86  $ 13.62  $ 12.37  $ 13.38  $ 11.28
                           =======       =======  =======  =======  =======  =======
Total Return (excludes
 sales charge)..........    (10.19)%(a)    13.06%   18.51%    4.55%   26.33%   10.87%
Ratios/Supplemental
 Data:
 Net Assets at end of
  period (000)..........   $59,608       $70,636  $56,571  $40,656  $30,249  $22,592
 Ratio of expenses to
  average net assets....      0.75%(b)      0.76%    0.67%    0.47%    0.36%    0.38%
 Ratio of net investment
  income to average
  net assets............      2.40%(b)      2.38%    2.52%    3.02%    3.34%    3.27%
 Ratio of expenses to
  average net assets*...      1.34%(b)      1.35%    1.35%    1.34%    1.38%    1.40%
 Portfolio turnover.....     46.25%       124.49%   99.94%   78.07%   66.12%   71.89%

--------
  * During the period, certain fees were voluntarily reduced and reimbursed. If such voluntary fee reductions and reimbursements had not occurred, the ratios would have been as indicated.
(a)  Not Annualized.
(b)  Annualized.

                      See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

                             Financial Highlights

                                               Equity Fund
                         ---------------------------------------------------------------
                          Six Months                Year Ended August 31,
                            Ended        -----------------------------------------------
                         February 28,
                             2001          2000      1999      1998      1997     1996
                         ------------    --------  --------  --------  --------  -------
                         (Unaudited)
Net Asset Value,
 Beginning of Period....   $  17.48      $  18.16  $  15.06  $  17.33  $  13.73  $ 12.33
                           --------      --------  --------  --------  --------  -------
Investment Activities
 Net investment income..       0.04          0.07      0.06      0.08      0.13     0.18
 Net realized/unrealized
  gains on investments..      (2.21)         2.52      4.06      0.19      5.03     2.04
                           --------      --------  --------  --------  --------  -------
  Total from Investment
   Activities...........      (2.17)         2.59      4.12      0.27      5.16     2.22
                           --------      --------  --------  --------  --------  -------
Distributions
 Net investment income..      (0.04)        (0.06)    (0.06)    (0.07)    (0.13)   (0.18)
 In excess of net
  investment income.....         --            --        --        --     (0.01)      --
 Net realized gains.....      (3.57)        (3.21)    (0.96)    (2.47)    (1.42)   (0.64)
                           --------      --------  --------  --------  --------  -------
  Total Distributions...      (3.61)        (3.27)    (1.02)    (2.54)    (1.56)   (0.82)
                           --------      --------  --------  --------  --------  -------
Net Asset Value, End of
 Period.................   $  11.70      $  17.48  $  18.16  $  15.06  $  17.33  $ 13.73
                           ========      ========  ========  ========  ========  =======
Total Return (excludes
 sales charge)..........     (13.13)%(a)    15.70%    27.92%     0.79%    40.23%   18.53%
Ratios/Supplemental
 Data:
 Net Assets at end of
  period (000)..........   $117,323      $151,163  $183,777  $166,965  $170,887  $86,352
 Ratio of expenses to
  average net assets....       1.06%(b)      1.07%     1.08%     1.07%     1.06%    1.08%
 Ratio of net investment
  income to average net
  assets................       0.59%(b)      0.38%     0.33%     0.44%     0.88%    1.35%
 Ratio of expenses to
  average net assets*...       1.26%(b)      1.26%     1.27%     1.26%     1.25%    1.27%
 Portfolio turnover.....      75.60%       114.90%   120.70%    72.10%    93.82%   67.46%

--------
  * During the period, certain fees were voluntarily reduced and reimbursed. If such voluntary fee reductions and reimbursements had not occurred, the ratios would have been as indicated.
(a)  Not Annualized.
(b)  Annualized.

                      See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

                             Financial Highlights

                                       Growth Equity Fund
                         ----------------------------------------------------
                          Six Months                              November 3,
                            Ended        Year Ended August 31,      1997 to
                         February 28,    -----------------------  August 31,
                             2001             2000         1999     1998(a)
                         ------------    ----------   ----------  -----------
                         (Unaudited)
Net Asset Value,
 Beginning of Period....   $  16.57      $    15.46   $    11.25    $ 10.00
                           --------      ----------   ----------    -------
Investment Activities
 Net investment income
  (loss)................      (0.03)          (0.04)          --       0.02
 Net realized/unrealized
  gains on investments..      (5.12)           3.10         4.67       1.25
                           --------      ----------   ----------    -------
  Total from Investment
   Activities...........      (5.15)           3.06         4.67       1.27
                           --------      ----------   ----------    -------
Distributions
 Net investment income..         --              --        (0.01)     (0.02)
 In excess of net
  investment income.....         --              --        (0.01)        --
 Net realized gains.....      (0.41)          (1.95)       (0.44)        --
                           --------      ----------   ----------    -------
  Total Distributions...      (0.41)          (1.95)       (0.46)     (0.02)
                           --------      ----------   ----------    -------
Net Asset Value, End of
 Period.................   $  11.01      $    16.57   $    15.46    $ 11.25
                           ========      ==========   ==========    =======
Total Return (excludes
 sales charge)..........     (31.44)%(b)      20.45%       42.19%     12.69%(b)
Ratios/Supplemental
 Data:
 Net Assets at end of
  period (000)..........   $111,084      $  175,449   $  135,376    $78,677
 Ratio of expenses to
  average net assets....       1.07%(c)        1.07%        1.09%      1.12%(c)
 Ratio of net investment
  income/(loss) to
  average net assets....      (0.39)%(c)      (0.23)%       0.01%      0.24%(c)
 Ratio of expenses to
  average net assets*...       1.27%(c)        1.28%        1.28%      1.31%(c)
 Portfolio turnover.....      43.57%         124.30%      124.80%     36.08%

--------
  * During the period, certain fees were voluntarily reduced and reimbursed. If such voluntary fee reductions and reimbursements had not occurred, the ratios would have been as indicated.
(a)  Period from commencement of operations.
(b)  Not annualized.
(c)  Annualized.
                      See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

                             Financial Highlights

                                               Small Cap Equity Fund
                                        --------------------------------------
                                         Six Months               February 17,
                                           Ended       Year Ended   1999 to
                                        February 28,   August 31,  August 31,
                                            2001          2000      1999(a)
                                        ------------   ---------- ------------
                                        (Unaudited)
Net Asset Value, Beginning of Period...    $12.54        $10.47      $10.00
                                           ------        ------      ------
Investment Activities
 Net investment income.................      0.01          0.03        0.02
 Net realized/unrealized gains on in-
  vestments............................     (1.01)         2.21        0.46
                                           ------        ------      ------
  Total from Investment Activities.....     (1.00)         2.24        0.48
                                           ------        ------      ------
Distributions
 Net investment income.................     (0.02)        (0.04)      (0.01)
 Net realized gains....................     (0.06)        (0.13)         --
                                           ------        ------      ------
  Total Distributions..................     (0.08)        (0.17)      (0.01)
                                           ------        ------      ------
Net Asset Value, End of Period.........    $11.46        $12.54      $10.47
                                           ======        ======      ======
Total Return (excludes sales charge)...     (7.95)%(b)    21.60%       4.77%(b)
Ratios/Supplemental Data:
 Net Assets at end of period (000).....    $7,223        $8,042      $7,390
 Ratio of expenses to average net as-
  sets.................................      0.65%(c)      0.52%       0.70%(c)
 Ratio of net investment income to av-
  erage net assets.....................      0.20%(c)      0.28%       0.37%(c)
 Ratio of expenses to average net as-
  sets*................................      1.41%(c)      1.47%       1.63%(c)
 Portfolio turnover....................     68.05%       164.17%      74.58%

--------
  * During the period, certain fees were voluntarily reduced and reimbursed. If such voluntary fee reductions and reimbursements had not occurred, the ratios would have been as indicated.
(a)  Period from commencement of operations.
(b)  Not annualized.
(c)  Annualized.
                      See notes to financial statements.

AMERICAN PERFORMANCE FUNDS


Investment Adviser

Bank of Oklahoma, N.A.
Bank of Oklahoma Tower
Tulsa, Oklahoma 74103

Manager, Administrator,
and Distributor

BISYS Fund Services
3435 Stelzer Road
Columbus, Ohio 43219-3055

Legal Counsel

Ropes & Gray
One Franklin Square
1301 K Street N.W.
Washington, DC 20005

Auditors

KPMG LLP
Two Nationwide Plaza
Columbus, Ohio 43215



AMERICAN PERFORMANCE FUNDS                                   -------------------
3435 Stelzer Road                                              FIRST-CLASS MAIL
Columbus, Ohio 43219-3055                                        U.S. POSTAGE
                                                                     PAID
                                                                 LANCASTER, PA
                                                                  PERMIT 1793
                                                             -------------------